Filed pursuant to Rule 497
Registration No. 333-178646

Maximum Offering of 100,000,000 Shares of Common Stock

CĪON INVESTMENT CORPORATION,

an ICON Investments company

Common Stock

We are a newly-organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for our investors. We intend to meet our investment objective by investing primarily in senior secured loans, including unitranche loans, and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle-market companies.

We are managed by CĪON Investment Management, LLC, or CIM, a registered investment adviser and affiliate of ours. CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. We and CIM have engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as our sub-adviser. We have also entered into an administration agreement with ICON Capital, LLC, an affiliate of ours, or ICON Capital. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Through our affiliated broker-dealer, ICON Securities, LLC, or ICON Securities or the dealer manager, we are offering up to 100,000,000 shares of common stock in this offering at an offering price of $10.24 per share. The dealer manager is not required to sell any specific number or dollar amount of shares, but will use its best efforts to sell the shares offered. The minimum permitted purchase is $5,000 in shares of our common stock.

We will sell our shares on a continuous basis at a price of $10.24 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least two years.

•	We do not intend to list our shares on any securities exchange for the foreseeable future, and we do not expect a secondary market in our shares to develop. As a result, you should not expect to be able to resell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price.
•	We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event.
•	Although we may complete a liquidity event within three to five years after we stop offering shares or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, our offering of common stock may continue for an indefinite period.
•	There is no assurance that we will complete a liquidity event at all.
•	An investment in our shares is not suitable if you need access to the money you invest. See “Share Repurchase Program” and “Liquidity Strategy.”
•	Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.
•	For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from ICON Investment Group, LLC, which are subject to repayment by us. You should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. You should also understand that our future repayments will reduce the distributions that you would otherwise receive.

Shares of our common stock are highly illiquid and appropriate only as a long-term investment. An investment in our common stock should be considered only by investors who can assess and bear the high degree of illiquidity and other substantial risks associated with such an investment. See “Suitability Standards” and “Risk Factors.” Because we intend to continuously issue shares in this offering, you may experience dilution in the net asset and fair value of your shares. See “Risk Factors — Risks Relating to an Investment in our Common Stock — A shareholder’s interest in us will be diluted if we issue additional shares of common stock, which could reduce the overall value of an investment in us” for more information.

This prospectus sets forth concisely important information about us that a prospective investor should know before investing in our shares. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. The SEC also maintains a website at www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 3 Park Avenue, 36th Floor, New York, New York, 10016 or by telephone toll free at 1-877-822-4276, or collect at (212) 418-4700 or our website at www.cioninvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Investing in our common stock is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 30 to read about the risks you should consider before buying shares of our common stock.

Neither the SEC nor any state securities commission has approved or disapproved the investment merit of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have not been in the business described in this prospectus for at least three years. Except as required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence that may flow from an investment in our common stock is not permitted.

	Per Share	Maximum Offering Amount(1)(2)
Price to public (offering price)	$10.24	$1,024,000,000
Sales load(3)	$1.02	$102,400,000
Net proceeds to us (before expenses)(4)	$9.22	$921,600,000

(1)	Assumes all shares are sold at the current offering price of $10.24 per share, which is subject to adjustment based upon, among other things, our net asset value per share.
(2)	Your initial subscription amount must be at least $5,000.
(3)	The sales load includes up to 7% of sales commissions and 3% for dealer manager fees. See “Plan of Distribution.”
(4)	In addition to the sales load, we estimate that we may incur in connection with this offering approximately $15.4 million of expenses (approximately 1.5% of the gross proceeds) if the maximum number of shares of common stock is sold at $10.24 per share.

Because you will pay a sales load of up to 10% and offering expenses of up to 1.5%, if you invest $100 in our common stock and pay the full sales load and offering expenses, approximately $88.50 of your investment will actually be used by us for investments. As a result, you would have to experience a total return on your net investment of approximately 13% to recover these expenses. If you are eligible to purchase shares without a sales commission, then $95.50 of your investment will be used by us for investments. See “Estimated Use of Proceeds.”

The date of this prospectus is June 12, 2013

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share declines more than 10% from the net asset value per share as of the effective date of this registration statement. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

You should rely only on the information contained in this prospectus. Our dealer manager is ICON Securities, which we refer to in this prospectus as our dealer manager. Neither we nor our dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”

For information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

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SUITABILITY STANDARDS

The following are our suitability standards for investors that are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of shares of our common stock under the registration statement of which this prospectus is a part.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for shareholders to sell shares. As a result, we have established suitability standards that require investors to have either (i) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the lack of liquidity of the shares, (c) the restrictions on transferability of the shares, (d) the background and qualifications of CIM and Apollo and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama — Investors must have a net worth of at least 10 times their investment in us and other similar programs.

California — In addition to the suitability standards noted above, an investor in the State of California must limit his or her investment in us to 10% of his or her net worth (excluding home, home furnishings and automobiles).

Iowa — In addition to the suitability standards noted above, an investor in the State of Iowa must have either (i) a net worth of $100,000 and annual gross income of $100,000, or (ii) a net worth of $350,000. Additionally, an investor in the State of Iowa must limit his or her investment in us to 10% of his or her liquid net worth.

Kansas — It is recommended by the Office of the Securities Commissioner of Kansas that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. “Liquid net worth” is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

Kentucky — Investors who reside in the State of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that a Maine investor’s aggregate investment in this offering and similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — It is recommended by the Massachusetts Securities Division that Massachusetts investors not invest, in the aggregate, more than 10% of their net worth in this program and in other illiquid business development companies or direct participation programs.

Nebraska — Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) investor will not invest more than 10% of their net worth in us.

New Jersey — Investors who reside in the State of New Jersey must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) liquid net worth of $300,000. Additionally, a New Jersey investor’s total investment in us and other non-traded business development companies shall not exceed 10% of his or her liquid net worth.

New Mexico — In addition to the suitability standards noted above, an investor in the State of New Mexico must limit his or her investment in us and other non-traded business development companies to 10% of his or her liquid net worth.

North Dakota — Our shares will only be sold to residents of North Dakota representing that they have a net worth of at least ten times their investment in us and our affiliates and that they meet one of the established net income/net worth or net worth suitability standards.

Ohio — It shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded direct purchase programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oregon — In addition to the suitability standards noted above, an investor in the State of Oregon must limit his or her investment in us to 10% of his or her liquid net worth.

Tennessee — In addition to the suitability standards noted above, an investor in the State of Tennessee must have a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or a minimum net worth of $500,000 exclusive of home, home furnishings and automobiles. In addition, a Tennessee investor must limit his or her investment in us to 10% of his or her liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. “Liquid net worth” is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Our sponsor, those selling shares on our behalf and selected broker-dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. In making this determination, your selected broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;
•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;
•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and
•	have an apparent understanding of or are familiar with, as applicable, the following:
º	the fundamental risks of your investment;

º	the lack of liquidity of your shares;
º	the restrictions on transferability of your shares;
º	the background and qualification of CIM and Apollo; and
º	the tax consequences of your investment.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

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Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See “Special Note Regarding Forward-Looking Statements.”

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” and “Company” refer to CĪON Investment Corporation. In addition, the terms “Adviser” and “CIM” refer to CĪON Investment Management, LLC, which serves as our investment adviser; “ICON Capital” refers to ICON Capital, LLC, our affiliate with whom we have an administration agreement and serves as our administrator; “ICON Securities” and “dealer manager” refer to ICON Securities, LLC, our affiliate that serves as our dealer manager; “Apollo” refers to Apollo Global Management, LLC (NYSE: APO) and its subsidiaries; “AIM” and “Sub-Adviser” refer to Apollo Investment Management, L.P., a subsidiary of Apollo; “IIG” refers to ICON Investment Group, LLC, of which CIM is a subsidiary; and, “ICON” refers to ICON Capital together with IIG.

CĪON Investment Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements.

We are managed by CIM, a registered investment adviser and affiliate of ours. CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. We and CIM have engaged AIM, a subsidiary of Apollo and a registered investment adviser under the Advisers Act, to act as our investment sub-adviser. AIM will only assist us with identifying investment opportunities and will make investment recommendations for approval by CIM, according to pre-established investment guidelines. All of our investment decisions will be the sole responsibility of, and will be made at the sole discretion of, CIM. Pursuant to the terms of the investment sub-advisory agreement among us, CIM and AIM, AIM will not be responsible or liable for any such investment decision and will only provide the investment advisory services expressly set forth in the investment sub-advisory agreement and will not be responsible or liable for the provision of any other service. We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. We will seek to meet our investment objective by utilizing the experienced management teams of both CIM and AIM, which includes their access to the relationships and human capital of Apollo and IIG, in sourcing, evaluating and structuring transactions. We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, including unitranche loans, and, to a lesser extent, second lien loans and mezzanine loans of private and thinly-traded U.S. middle-market companies. We define middle-market companies as companies that generally possess annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of $50 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.

In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities, which may be deemed “non-qualifying assets” for the purpose of complying with investment restrictions under the 1940 Act. See “Regulation — Qualifying Assets.”

In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, typically in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to be significant. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $50 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of CIM subject to oversight by our board of directors. Prior to raising sufficient capital, we have made and intend to make smaller investments in syndicated loan opportunities, which typically include investments in companies with EBITDA of greater than $50 million.

To enhance our opportunity for gain, we employ leverage as market conditions permit and at the discretion of CIM, but in no event can leverage employed exceed 50% of the value of our assets as required by the 1940 Act. See “Risk Factors — Risks Related to our Investments” for a discussion of the risks inherent in our target portfolio company investments.

We do not currently intend to list our securities on an exchange and do not expect a public market to develop for them in the foreseeable future. We believe that an unlisted structure is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view similar to that of other types of private investment funds, instead of managing to quarterly market expectations like listed structures might. In addition, because our common stock will not be listed on a national securities exchange, we will be able to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets. To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. In connection with that program, we intend, but are not required, to conduct quarterly repurchase offers beginning in the first quarter of 2014. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.” Therefore, shareholders may not be able to sell their common stock when desired or at a desired price. Shareholders who are able to sell their common stock may sell such common stock at a price below their initial purchase price and/or our current net asset value per share as a result of fluctuation in our net asset value per share.

Although we do not currently intend to list our common stock on an exchange and do not expect a public market to develop for it in the foreseeable future, we intend to seek to complete a liquidity event within three to five years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, our offering of common stock may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be prohibited from doing so under the 1940 Act, such as CIM, AIM and their respective affiliates, unless we obtain an exemptive order from the SEC. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to obtain such exemptive relief.

About CIM

CIM is a registered investment adviser. CIM is a subsidiary of IIG and part of the ICON group of companies. ICON is a leading asset manager that provides innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. ICON is headquartered in New York, with offices in Boston, Tulsa, London and Singapore.

Mark Gatto and Michael A. Reisner, together with Sean Connor, Harry Giovani, Keith S. Franz and Michael R. Manley, form the senior management team of CIM. Both Messrs. Gatto and Reisner have significant managerial and investing experience and serve as our co-chairmen, co-presidents and co-chief executive officers. See “Management” for biographical information regarding Messrs. Gatto, Reisner, Connor, Giovani, Franz and Manley.

CIM’s senior management team has extensive experience in lending to private U.S. middle-market companies and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, focusing on risk management and delivering risk-adjusted returns that typically are collateralized by a company’s business-essential equipment or corporate infrastructure.

About ICON

With more than 25 years of experience in the alternative asset management industry, ICON and its affiliates have managed investments for more than 58,000 investors and made approximately $4.5 billion in total investments. ICON, through its managed funds, provides direct financing to private and public companies worldwide. ICON primarily provides secured financing to businesses in industries such as marine, manufacturing, transportation, automotive, energy and power, telecommunications, and industrial and mining. ICON also currently sponsors an oil and gas managed fund that is raising capital to primarily invest in oil and natural gas development wells located in the Mid-Continent region of the U.S. ICON and its affiliated entities also provide distribution services.

Pursuant to an administration agreement, ICON Capital furnishes us with office facilities, equipment, and clerical, bookkeeping and record keeping services.

About AIM

We and CIM have engaged AIM to act as our investment sub-adviser as we believe that AIM possesses skills that will aid us in achieving our investment objective. See “Investment Sub-Advisory Agreement.”

AIM is a subsidiary of Apollo (NYSE: APO) and is the investment adviser to Apollo Investment Corporation (NASDAQ: AINV), or AINV. AINV is a publicly-traded BDC that provides, among other things, senior and subordinated debt and equity capital to middle-market companies.

AIM assists CIM in identifying investment opportunities and will make investment recommendations for approval by CIM, according to pre-established investment guidelines. AIM will not be responsible or liable for any such investment decision. Further, AIM will only provide the investment advisory services expressly set forth in the investment sub-advisory agreement among AIM, CIM and us. Investment recommendations made by AIM will be made in a manner that we expect to be consistent with the investment processes developed for the advisory services provided to AINV since its inception in 2004.

Market Opportunity

We believe that the market for lending to private U.S. middle-market companies is underserved and presents a compelling investment opportunity. CIM’s management team has witnessed significant demand for debt capital among middle-market companies that have the characteristics we target. We believe that this demand, coupled with the limited and fragmented availability of funding within our target market, will enable us to achieve favorable transaction pricing. We are raising funds in an attempt to capitalize on what we believe is a favorable pricing environment. We believe that the following characteristics support our belief:

•	The middle market is a large addressable market. According to the GE Capital 2012 National Middle Market Summit Report, there are approximately 195,000 U.S. middle-market companies, which represent approximately $9.3 trillion in aggregate revenue and approximately 41 million aggregate employees. The U.S. middle market accounts for approximately $3.8 trillion of gross domestic product, or GDP, which, measured on a global scale, would be the fourth largest global economy. GE defines middle-market companies as those with $10 million to $1 billion in annual revenue, which we believe has significant overlap with our definition of middle-market companies that generally possess EBITDA of $50 million or less.
•	Greater demand for non-traditional sources of debt financing. We believe that commercial banks in the U.S., which have traditionally been the primary source of capital to middle-market companies, have experienced consolidation, unprecedented loan losses, capital impairments and stricter regulatory scrutiny. These factors have led to substantially reduced loan volume to middle-market companies. For example, according to the Board of Governors of the Federal Reserve System, Assets and Liabilities of Commercial Banks in the United States (Release Date – January 4, 2013), commercial banks in the U.S. reduced their commercial and industrial loans by approximately $105 billion from 2008 to 2012. Consequently, we believe there is an increasing trend for middle-market companies to seek financing from other sources, such as us.
•	Disruptions within the credit markets have reduced middle-market companies’ access to the capital markets for senior debt. While many middle-market companies were previously able to raise senior debt financing through traditional large financial institutions, we believe this approach to financing will become more difficult as implementation of U.S. and international financial reforms, such as Basel 3, are expected to limit the capacity of large financial institutions to hold non-investment grade leveraged loans on their balance sheets. In addition, we believe that the recent decline in the formation of new collateralized loan obligations, or CLO vehicles, coupled with the expiration of the investment periods of the majority of existing CLOs in 2011, have and will continue to restrict available capital for new middle-market senior loan obligations.
•	There is a large pool of uninvested private equity capital likely to seek additional senior debt capital to finance strategic transactions. We expect that middle-market private equity firms will continue to invest the approximately $334 billion raised since 2009 in middle-market companies, as reported in Pitchbook’s 2012 Middle Market Report, and that these private equity firms will seek to support their investments with senior loans from other sources, such as us. Additionally, as reported in Pitchbook’s 2012 Middle Market Report, over $93 billion was raised by middle-market sponsors during 2011, which we believe demonstrates the continued appetite for middle-market acquisitions that will need senior debt financing.
•	The significant amount of middle-market loans maturing over the next few years should provide additional demand for senior debt capital. Although many companies were able to refinance or amend their senior debt obligations from 2010 through 2012, we believe that there is a significant amount of middle-market loans anticipated to mature before the end of 2015. We believe that the majority of the companies able to access the markets from 2010 through 2012 were larger companies and thus the need to refinance capital structures of middle-market companies will remain particularly robust.
•	General reduction in supply of corporate debt. The credit crisis that began in 2007 and other more recent market events have significantly impacted traditional sources of credit, reducing the ability of such sources to provide financing. We believe that the ongoing disruption in the credit markets has created an environment where liquidity and capital resources are increasingly scarce while the financing requirements of companies remain high. We believe that the scarcity of capital and the continuing need for financing will allow us to pursue more favorable economic terms, governance terms and covenants in comparison to those that existed in other periods.
•	Specialized lending and unfunded private equity commitments drive demand for debt capital. Lending to small- and middle-market companies requires in-depth diligence, credit expertise, structuring experience and active portfolio management. In addition, middle-market companies may require more active monitoring and participation on the lender’s part. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a sustained lending strategy successfully. We believe this creates a significant supply/demand imbalance for small and middle-market credit. We also expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with debt financing, including senior debt, unitranche debt, and mezzanine loans provided by companies such as ours. Historically, according to the S&P LCD Leveraged Lending Review, such leverage has represented approximately 62% of a private equity acquisition. Therefore, adding to the imbalance in the availability of credit is the significant amount of unallocated private equity capital raised since 2009 described above, much of which will require debt financing in the coming years. As depicted in the chart on page 89 of this prospectus, almost $350 billion of unfunded private equity commitments were outstanding as of December 31, 2012. Based upon the historical proportion of leverage to total investment size, this represents potential demand of approximately $573 billion.
•	Active private equity focus on small- and middle-market firms. Private equity firms have continued their active roles investing in small- and middle-market companies, and CIM expects this trend to continue. Private equity funds often seek to leverage their investments by combining equity capital with senior secured and mezzanine loans from other sources. Thus, we believe that significant private equity investment in middle-market firms will create substantial investment opportunities for us to fill the role of leverage provider. We believe that the network of relationships between CIM’s senior management team, Apollo’s management team and the private equity community will be a key channel through which we will seek to access significant investment opportunities.
•	Middle-market companies compared to larger companies. We believe that middle-market companies compare favorably to larger companies with respect to our investment objective and strategy. According to the GE Capital 2012 National Middle Market Summit Report, almost 70% of middle-market companies have been in business for more than 20 years and are, on average, less financially leveraged than large companies. During the economic downturn from 2007 to 2010, surviving middle-market companies created more than 2 million jobs, as compared to nearly 4 million jobs eliminated by larger companies.
•	Attractive market segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In particular, we believe that middle-market companies are more likely to offer attractive economics in terms of transaction pricing (including higher debt yields), upfront and ongoing fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. In addition, as compared to larger companies, middle-market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions.

We believe that these factors will result in advantageous conditions in which to pursue our investment objective of generating current income and, to a lesser extent, capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of privately held companies. Investments in private companies pose significantly greater risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves are often illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies often do not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of CIM and/or AIM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

When evaluating an investment, we will use the resources of CIM and AIM to develop an investment thesis and a proprietary view of a potential company’s value. When identifying prospective portfolio companies, we intend to focus primarily on the following attributes, which we believe will help us generate higher total returns with an acceptable level of risk. These attributes are:

•	Leading, defensible market positions that present attractive growth opportunities. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.
•	Companies with leading market positions and strong free cash flows. We intend to invest in the debt of companies that have a leading market position or other significant competitive advantages and significant free cash flow. We believe that such companies are able to maintain consistent cash flow to service and repay our loans and maintain growth or market share.
•	Investing in middle-market, private companies. We intend to invest in private companies that generally possess annual EBITDA of $50 million or less at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.

•	Proven management teams with meaningful equity ownership. We intend to focus on investments in which the target company has an experienced management team with an established track record of success. We will typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity interests.
•	Private equity sponsorship. Often we will seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. CIM’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms that commit significant sums of equity capital with junior priority to our debt investments, we may benefit from having due diligence on our investments performed by both parties. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise.
•	Diversification. We will seek to diversify our portfolio among companies engaged in a variety of industries and located in a variety of geographic locations, thereby potentially reducing the risk of a downturn in any one industry or geographic location having a disproportionate impact on the value of our portfolio. We are not a “diversified company” as such term is defined under the 1940 Act. Because we are a BDC, we will focus on and invest at least 70% of our total assets in U.S. companies, but will seek to diversify our investments among the various geographic regions of the U.S. To the extent that we invest in foreign companies, we intend to do so in accordance with the limitations under the 1940 Act and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan. We cannot assure you that we will be successful in our efforts to diversify our portfolio.
•	Viable exit strategy. We intend to focus our investment activity primarily in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interest we hold through an initial public offering of common stock, a merger, a sale or other recapitalization.

Moreover, we may acquire investments in the secondary loan market, and, in analyzing such investments, we will employ the same analytical process that we use for our primary investments.

Competitive Advantages

We believe that we offer to our investors the following competitive advantages over other capital providers to private U.S. middle-market companies:

•	Proven ability to invest in middle-market companies. With AIM as our sub-adviser, we are partnered with a team that we believe has proven its ability to source, structure and manage private investments for a publicly traded BDC, AINV. In addition to its ability to call on its resources, AIM will be able to draw upon Apollo’s team of approximately 250 investment professionals that have approximately $114 billion of assets under management as of March 31, 2013. Apollo has developed an expertise in sourcing and investing in debt issued by middle-market companies. We will attempt to leverage this expertise, which we believe will enable us to make investments that offer the most favorable risk/reward characteristics.
•	Global platform with seasoned investment professionals. CIM’s senior management team believes that the breadth and depth of its experience, together with the wider resources of the Apollo investment team, who source, structure, execute, monitor and realize upon a broad range of private investments on behalf of Apollo, as well as the specific expertise of Apollo in the BDC arena, provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide.

•	Long-term investment horizon. We believe that our flexibility to make investments with a long-term view provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.
•	Transaction sourcing capability. CIM and AIM will seek to identify attractive investment opportunities both through active origination channels and through their long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. We will also have access to the experience of CIM’s officers in sourcing middle-market transactions through such persons’ network of originators and underwriters. In addition, CIM will seek to leverage Apollo’s significant access to transaction flow. We believe that the broad networks of CIM and Apollo and their respective affiliates will produce a significant amount of investment opportunities for us.
•	Disciplined, income-oriented investment philosophy. CIM will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring by CIM of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.
•	Ability to utilize a wide range of transaction structures. We believe that each of CIM’s and Apollo’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure will afford us numerous tools to manage risk while preserving the opportunity for returns on investments. We will attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective portfolio companies. Such flexible transaction structuring allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves:

•	Our investments in prospective portfolio companies are risky, and we could lose all or part of our investment.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
•	We are a relatively new company and have a limited operating history.
•	As a new company with relatively few investments, our continuous public offering may be deemed to be a “blind pool” offering. An investor may not have the opportunity to evaluate historical data or assess investments prior to purchasing our shares.
•	As required by the 1940 Act, a significant portion of our investment portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.
•	Unless we experience substantial net capital appreciation and realized gains, the purchase price in our periodic repurchase offers will be at a price lower than the price paid for your shares.
•	The amount of distributions that we pay is uncertain. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established any limit on the amount of funds we may use from net offering proceeds or borrowings to make distributions. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investments in targeted assets.
•	If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.
•	Before managing us, CIM had not managed a BDC or a RIC. Therefore, CIM may not be able to successfully operate our business or achieve our investment objective.
•	CIM, Apollo and their respective affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates that could result in actions that are not in your best interests.
•	We may be obligated to pay CIM incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
•	There may be conflicts of interest related to obligations that CIM’s and Apollo’s respective senior management and investment teams have to other clients.
•	Our base management and incentive fees may induce CIM to make, and AIM to recommend, speculative investments or incur leverage.
•	The compensation we pay to CIM was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if they had been the subject of arm’s-length negotiations.
•	This is a “best efforts” offering and, if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets underperform.
•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
•	Beginning in the first quarter of 2014, we intend to offer to repurchase your shares of our common stock on a quarterly basis. As a result, you will have limited opportunities to sell your shares of our common stock and, to the extent shareholders are able to sell their shares of our common stock under the program, you may not be able to recover the amount of your investment in our common stock.
•	We will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect our cost of capital and net investment income.
•	We expect to borrow money to make investments. As a result, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.
•	The total return swap, or the TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similiar to those associated with the use of leverage.
•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

•	The net asset value of our common stock may fluctuate significantly.

See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Plan of Distribution

This is a continuous offering of our common stock as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common stock. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common stock in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of common stock, but intends to use its best efforts to sell the common stock offered. The minimum permitted purchase is $5,000.

We will sell our shares on a continuous basis at a price of $10.24 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. We will post the updated information on our website at www.cioninvestmentcorp.com.

A decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%. See “Determination of Net Asset Value.”

ICON Securities will act as the dealer manager in connection with the sale of common stock registered in this offering. The dealer manager was formed in 1984 and is an affiliate of CIM.

To purchase common stock in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should make your check payable to “CĪON Investment Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part, for any or no reason. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. See “— How to Subscribe” below.

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for shareholders to sell shares. As a result, we have established suitability standards that require investors to have either (i) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the lack of liquidity of the shares, (c) the restrictions on transferability of the shares, (d) the background and qualifications of CIM and Apollo, and (e) the tax consequences of the investment. For additional information, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase our common stock. Investors seeking to purchase our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•	Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.
•	Deliver a check for the full purchase price of the common stock being subscribed for, along with the completed subscription agreement, to the selected broker-dealer. You should make your check payable to “CĪON Investment Corporation.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for shares acquired pursuant to our distribution reinvestment plan.
•	By executing the subscription agreement and paying the total purchase price for the common stock subscribed for, each investor attests that he meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part, for any or no reason. Subscriptions will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. middle-market companies in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. However, we have not established limits on the use of proceeds from this offering. We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. There can be no assurance we will be able to sell all the shares of common stock we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or invest in a variety of portfolio companies.

Pending such use, we intend to invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC. We may employ a portion of the net proceeds to pay operating expenses, distributions to shareholders, and for general corporate purposes. See “Estimated Use of Proceeds.”

Distributions

In January 2013, we began authorizing monthly distributions to our shareholders. Subject to our board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare on a monthly basis a semi-monthly distribution amount per share of our common stock.

On January 14, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029283 per share each. Both of the semi-monthly cash distributions were paid on February 1, 2013, with the first paid to shareholders of record on January 15, 2013 and the second to shareholders of record on January 31, 2013. On February 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029546 per share each. Both of the semi-monthly cash distributions of $0.029546 per share were paid on March 1, 2013, the first to shareholders of record on February 15, 2013 and the second to shareholders of record on February 28, 2013. On March 14, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029546 per share and $0.029721 per share, which were paid on April 1, 2013 to shareholders of record as of March 15, 2013 and March 31, 2013, respectively. On April 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029721 per share each. Both of the semi-monthly cash distributions of $0.029721 per share were paid on May 1, 2013, the first to shareholders of record on April 15, 2013 and the second to shareholders of record on April 30, 2013. On May 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029721 per share and $0.029867 per share, payable on June 3, 2013 to shareholders of record as of May 15, 2013 and May 31, 2013, respectively.

We will calculate each shareholder’s specific distribution amount for the period using record and declaration dates and distributions will begin to accrue on the date we accept each shareholder’s subscription for shares of our common stock. From time to time, we may also pay interim special distributions in cash or in shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to CIM. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder's basis in its shares; however, the shareholder's basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the shareholder's basis in its shares, such excess amount will be treated as gain from the sale of the shareholder's shares. A shareholder may recognize a gain from the sale of his/her shares even if the shareholder sells the shares for less than the original purchase price. Each distribution estimated by us to contain any element of capital gain or return of capital will be accompanied by an estimate of the sources of such distribution. In addition, each year, a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our shareholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”

We intend to make our distributions in the form of cash, out of assets legally available for such purpose, unless shareholders elect to receive their distributions in the form of additional common stock pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. We may fund our cash distributions to shareholders in the future from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG. We have not established limits on the amount of funds we may use from available sources to make distributions.

The following table reflects the sources of the cash distributions that we have declared on our common stock during the three months ended March 31, 2013:

Source of Distribution	Distribution Amount	Percentage
Realized gain on investments and total return swap	$208,766	100%
Total	$208,766	100%

The amount of the distribution for shareholders receiving our common stock will be equal to the fair market value of the stock received. If shareholders hold common stock in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in the form of additional common stock.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common stock. Participants in our distribution reinvestment plan are free to participate in or terminate participation in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional common stock rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase common stock at a price equal to 95% of the price that common stock is sold in the offering at the semi-monthly closing immediately following the distribution payment date. For example, if the purchase price is $10.24, then the price is 95% of $10.24, or $9.73 per share with proceeds of $9.73 to us. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed on purchases pursuant to our distribution reinvestment plan.

Taxation

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code for the period ended 2012. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Share Repurchase Program

We do not currently intend to list our common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their common stock when desired or at a desired price. See “Share Repurchase Program.”

Beginning in the first quarter of 2014, and on a quarterly basis thereafter, we intend to offer to repurchase common stock on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. When we repurchase common stock, we will conduct repurchases on the same date that we hold the first semi-monthly closing in a calendar month for the sale of common stock in this offering. The offer to repurchase common stock will be conducted solely through tender offer materials mailed to each shareholder and is not being made through this prospectus.

We currently intend to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock we can repurchase with the proceeds we receive from the issuance of shares of our common stock pursuant to our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common stock. In addition, we will limit the number of shares of common stock to be repurchased in any calendar year to 15% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of shares of common stock that we offer to repurchase may be less in light of the limitations noted above. We intend to offer to repurchase such shares of common stock at a price equal to 90% of the offering price in effect on each date of repurchase.

In connection with its consideration of whether to conduct such repurchase offers, our board of directors will consider any requests it has received from shareholders. If you wish to tender your common stock to be repurchased, you must tender at least 25% of the common stock you purchased in the offering. If you choose to tender only a portion of your common stock, you must maintain a minimum balance of $5,000 worth of common stock following a tender of common stock for repurchase. If the amount of repurchase requests exceeds the number of shares of common stock we seek to repurchase, we will repurchase common stock on a pro-rata basis. As a result, we may repurchase less than the full amount of common stock that you request to have repurchased. If we do not repurchase the full amount of your common stock that you have requested to be repurchased, or we determine not to make repurchases of our common stock, you may not be able to dispose of your common stock, even if we underperform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice. We intend to seek relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our proposed share repurchase program to permit us to repurchase shares at a price other than net asset value. We have applied for an exemptive order from the SEC; however, there can be no assurance that we will be able to obtain such exemptive relief. See “Share Repurchase Program.”

Liquidity Strategy

We intend to seek to complete a liquidity event for our shareholders within approximately three to five years following the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, our offering of common stock may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or securities of a publicly-traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within three to five years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, the investment advisory experience of CIM and market conditions for the sale of our assets or listing of our common stock and the potential for shareholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common stock repurchased, subject to certain restrictions and limitations, at a price that may reflect a discount from the purchase price you paid for the common stock being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory Fees

CIM and AIM will be compensated for their services. Under the investment advisory agreement, CIM is entitled to a fee consisting of two components — a base management fee and an incentive fee. The base management fee will be payable quarterly in arrears, and will be calculated at an annual rate of 2% of the average value of our gross assets, excluding cash and cash equivalents.

The incentive fee will consist of two parts.

•	The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized rate of 7.5%. This fee will equal (x) 100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) and (y) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized).
•	The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.

Pursuant to the investment sub-advisory agreement among us, CIM and AIM, AIM will receive a portion of all management and incentive fees payable to CIM under the investment advisory agreement. On an annualized basis, AIM will receive 50% of the fees payable to CIM under the investment advisory agreement with respect to each year, which fees are payable to AIM quarterly in arrears.

See “Investment Advisory Agreement — Overview of CIM — Advisory Fees.” Also see “Investment Sub-Advisory Agreement” for a description of the investment sub-advisory agreement and the fees payable to AIM by CIM pursuant to such agreement. For a discussion of the risks related to CIM and its affiliates and AIM and its affiliates, see “Risk Factors — Risks Related to CIM and its Affiliates; Risks Related to AIM and its Affiliates.”

Administration

ICON Capital will be reimbursed for administrative expenses it incurs on our behalf. See “Administration Agreement.”

Conflicts of Interest

CIM, AIM and certain of their affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of CIM allocate their time between advising us and managing other investment activities and business activities in which they may be involved;
•	The compensation payable by us to CIM and other affiliates and AIM will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and under the 1940 Act standard applicable to investment advisory agreement decisions. Such compensation is payable, in most cases, whether or not our shareholders receive distributions;

•	We compete with certain affiliates for investments, subjecting CIM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;
•	We compete with certain of Apollo’s affiliates and Apollo-managed funds for investments, subjecting Apollo and its affiliates and Apollo-managed funds to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending acquisitions on our behalf;
•	Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our shareholders, CIM and AIM will receive certain fees in connection with the management and sale of our portfolio investments;
•	Because the dealer manager, ICON Securities, is an affiliate of CIM, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;
•	The personnel of Apollo allocate their time between assisting CIM in connection with identifying investment opportunities and making investment recommendations and performing similar and other functions for other business activities in which they may be involved;
•	We may compete for investment opportunities with other funds managed by affiliates of Apollo, such as AINV, subjecting AIM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending acquisitions to CIM; AIM may not be able to advise us with respect to investments that may be suitable for AINV as such activity may present certain conflicts of interest;
•	CIM, AIM and their respective affiliates may give advice and recommend securities to other clients that may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours since, among other things, our tax positions may differ, amounts available for investment may differ and we may have different investment concentration criteria;
•	CIM, Apollo and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, except in certain limited circumstances as set forth in the investment sub-advisory agreement, or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of CIM and AIM. Apollo and certain of its affiliates, whose primary business includes the origination of investments, engage in investment advisory business for accounts that compete with us. Apollo and its affiliates have no obligation to make any particular originated investment opportunities available to us and may be precluded from doing so by regulatory limitations under the 1940 Act;
•	Our senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law;
•	Apollo’s senior management, members of its various investment committees and other investment professionals from Apollo may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law;
•	To the extent required, we may seek exemptive relief from the SEC to engage in otherwise prohibited co-investment opportunities with certain entities affiliated with CIM or Apollo in transactions originated by CIM, Apollo or their respective affiliates. There can be no assurance that we will be able to obtain such exemptive relief. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, CIM will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate; and
•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which CIM or Apollo provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients.

Recent Developments

  Increase in Public Offering Price

On March 14, 2013, our board of directors approved an increase in our public offering price from $10.13 per share to $10.19 per share. This increase in the public offering price became effective as of our March 18, 2013 semi-monthly closing and was first applied to subscriptions received from March 1, 2013 through March 15, 2013. On May 15, 2013, our board of directors approved an increase in our public offering price from $10.19 per share to $10.24 per share. This increase in the public offering price became effective as of our May 16, 2013 semi-monthly closing and was first applied to subscriptions received from May 1, 2013 through May 15, 2013. The purpose of these actions was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.

  Status of Our Initial Public Offering

On December 17, 2012, we announced that we met our minimum offering requirement of $2.5 million in capital raised, admitted our initial public investors as shareholders and officially commenced operations. As of May 16, 2013, we received and accepted subscriptions in our offering for approximately 3,087,855 shares of our common stock at an average price per share of approximately $9.94, for corresponding gross proceeds of approximately $30.7 million, including shares purchased by our affiliates and proceeds from our distribution reinvestment plan.

  Portfolio Update

As of May 16, 2013, our portfolio consisted of investments, acquired through primary and secondary market transactions at a weighted average purchase price of 99.08% of par value, in the secured loans of 18 companies with a weighted average EBITDA (a non-GAAP measure commonly used by lenders to evaluate a company’s profitability) of $60.8 million.1 Presently, all of the investments in our portfolio are senior secured, floating-rate loans. Our estimated gross annual portfolio yield is 7.23%.2

Further, as of May 16, 2013, through a total return swap (more fully described below), we obtained the economic benefit of owning investments in senior secured, first and second lien, floating-rate loans of 36 companies.1

  Total Return Swap

On December 17, 2012, Flatiron Funding, LLC, or Flatiron, our newly-formed, wholly-owned, special purpose financing subsidiary, entered into a TRS with Citibank, N.A., or Citibank. The agreements between Flatiron and Citibank, which collectively establish the TRS, are referred to herein as the TRS Agreement.

1	Some investments may be subject to settlement.
2	The estimated gross portfolio yield was calculated by taking the weighted average, by cost, of each investment’s “yield on cost.” The yield on cost calculation method assumes each investment is purchased on its trade date at its purchase price, that interest (LIBOR floor plus margin) is paid in accordance with the terms of such investment, and that the investment is repaid at par on its stated maturity date.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS and interest payments in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS typically offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables us, through our ownership of Flatiron, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Flatiron borrowing funds to acquire loans and incurring interest expense to a lender. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap” for a more detailed description of the TRS.

Citibank may terminate the TRS on or after December 17, 2013, or the call date. Flatiron may terminate the TRS at any time upon providing no more than 30 days prior notice to Citibank. Any termination prior to the call date will result in payment of an early termination fee to Citibank based on the maximum portfolio amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments that would be owed by Flatiron to Citibank for the period from the termination date through and including the call date. Such monthly payments will equal the product of 60% of the maximum portfolio amount, multiplied by 1.25% per annum. We estimate the early termination fee would have been approximately $132,000 as of March 31, 2013. Other than during the first nine months and last 180 days of the term of the TRS, Flatiron may be required to pay a minimum usage fee in connection with the TRS. At March 31, 2013, Flatiron was not subject to a minimum usage fee.

For purposes of the asset coverage ratio test applicable to us as a BDC, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Flatiron under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

CIM has not taken any incentive fees with respect to our TRS to date. To the extent that we have in place a TRS and intend to take incentive fees with respect to the TRS, management will recommend to our board of directors that it submit to our shareholders, and recommend for approval at a special meeting of shareholders, an amendment to revise our investment advisory agreement to provide that, when calculating the incentive fees for a TRS, the fee will be calculated on a “look through” basis. Once such approval has been obtained, for purposes of computing the capital gains incentive fee, we would treat the net realized gains or losses on the sale or maturity of the underlying TRS loans as realized gains or losses on the TRS. For purposes of computing the subordinated incentive fee on income, we would treat the interest spread, which represents the difference between (i) the interest and fees received on the underlying TRS loans and (ii) the interest paid to Citibank on the settled notional value of the TRS loans, as pre-incentive fee net investment income on the TRS. Accordingly, all net realized economic benefits associated with the underlying TRS loans, if any, would be included in the computation of either the capital gains incentive fee or the subordinated incentive fee on income. Any unrealized appreciation on the TRS would be reflected in total assets on our consolidated balance sheets and included in the computation of the base management fee.

Further, for purposes of Section 55(a) under the 1940 Act, we treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Management

Effective as of December 14, 2012, Joel S. Kress is no longer an executive officer of CĪON Investment Corporation.

Subsequent Event

Under the terms of the investment advisory agreement between us and CIM, CIM and certain of its affiliates (including IIG) are entitled to receive reimbursement of organization and offering costs of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Previously, we interpreted “raised” to mean all gross proceeds that we expected to raise through the completion of the offering of our shares, rather than actual gross proceeds raised through the date of the reimbursement. Consistent with such application and since we believed we would raise at least $100 million through the completion of the offering of our shares, upon commencement of operations on December 17, 2012, we issued 111,111 shares of our common stock at $9.00 per share to IIG in lieu of payment of $1,000,000 for organization and offering expenses submitted for reimbursement. The transaction satisfied an independent obligation of IIG to invest $1,000,000 in our shares. Through that date, we had raised gross proceeds from unaffiliated outside investors of $2,639,439 and from affiliated investors of $2,000,000, which, applying 1.5% of actual proceeds raised through the date of reimbursement, would have resulted in CIM being entitled to $69,592.

With respect to any future reimbursements for organization and offering costs, we will interpret the 1.5% cap based on actual gross proceeds raised at the time of such reimbursement. In addition, we will not issue any of our shares or other securities for services or for property other than cash or securities except as a dividend or distribution to our security holders or in connection with a reorganization. Consistent with this interpretation, on May 30, 2013, IIG paid us $1,000,000, plus interest accrued at a rate of 7% per annum.

Reports to Shareholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will be available on our website at www.cioninvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

On a quarterly basis, we will send information to all shareholders of record regarding the estimated source of distributions paid to our shareholders in such quarter.

Corporate Information

Our principal executive offices are located at 3 Park Avenue, 36th Floor, New York, New York 10016. We maintain a website at www.cioninvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “CĪON Investment Corporation,” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in us.

Shareholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load(2)	10.0%
Offering expenses(3)	1.5%
Distribution reinvestment plan fees(4)	None
Total shareholder transaction expenses (as a percentage of offering price)	11.5%
Annual expenses (as a percentage of average net assets attributable to common stock)(1)
Base management fee(5)	3.0%
Incentive fees payable pursuant to our investment advisory agreement (20% of investment income and realized capital gains)(6)	0.0%
Interest payments on borrowed funds(7)	1.5%
Other expenses(8)	1.7%
Acquired fund fees and expenses(9)	0.0%
Total annual expenses (estimated)	6.2%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that shareholders would pay a sales load of 10% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:(1)	$170	$280	$389	$664

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, the example does not include reinvestment of distributions pursuant to our distribution reinvestment plan. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding shareholder transaction expenses.

(1)	Amount assumes that we sell $100 million worth of our common stock during the following twelve months, that our net offering proceeds from such sales equal $88.5 million, that our average net assets during such period equal one-half of the net offering proceeds, or $44.25 million, and that we borrow funds equal to 50% of our average net assets during such period, or $22.125 million. Actual expenses will depend on the number of shares of common stock we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets, would be significantly higher. There can be no assurance that we will sell $100 million worth of our common stock during the following twelve months.
(2)	“Sales load” includes selling commissions of up to 7% and dealer manager fees of 3%.
(3)	Amount reflects estimated offering expenses to be paid by us of up to $1.5 million if we raise $100 million in gross proceeds. Offering expenses include, among other things, legal fees and other costs pertaining to the preparation of the registration statement of which this prospectus forms a part. Certain offering expenses have been funded by IIG and its affiliates and there is no liability for these offering expenses to us until IIG and its affiliates submit such costs for reimbursement. On December 17, 2012, we incurred and capitalized offering expenses of $1,000,000 that were submitted for reimbursement by IIG. These expenses are amortized over a twelve month period as an adjustment to capital in excess of par value. We will expense any additional offering expenses if and when IIG submits such costs for reimbursement. The unamortized balance of these expenses is reflected in our consolidated balance sheets as deferred offering expenses, net. At March 31, 2013, IIG and its affiliates have incurred approximately $825,000 of unreimbursed offering expenses, which may be subject to reimbursement by us. No additional offering expenses have been incurred subsequent to March 31, 2013. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Offering Expenses” for more information on offering expenses.

Our payment of organization costs and offering expenses (including reimbursement of costs incurred by IIG and its affiliates) is capped at 1.5% of our gross proceeds from this offering. For example, if we sell the maximum number of shares at $10.24 per share, then we estimate that we may incur up to approximately $15,360,000 of expenses. At March 31, 2013, IIG and its affiliates incurred organization costs and offering expenses of approximately $2,017,000, of which $1,000,000 have been reimbursed by us. On December 17, 2012, we and IIG net cash settled IIG’s purchase of 111,111 shares of our common stock at $9.00 per share and our payment to IIG of $1,000,000 for offering expenses submitted for reimbursement. No additional organization costs or offering expenses have been incurred subsequent to March 31,2013. Under the terms of the investment advisory agreement, CIM and certain of our affiliates, which includes IIG, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization costs and offering expenses have been reimbursed. Pursuant to an expense support and conditional reimbursement agreement between us and IIG, IIG has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Under certain conditions IIG would be entitled to reimbursement of such expenses. See “Expense Support and Conditional Reimbursement Agreement.”

(4)	The expenses of the distribution reinvestment plan are included in “Other expenses.” See “Distribution Reinvestment Plan.”
(5)	Our base management fee under the investment advisory agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the average value of our gross assets, which are assumed to equal 150% of our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our average net assets over the following twelve months and illustrates the effect of leverage. See “Investment Advisory Agreement — Overview of CIM — Advisory Fees.”
(6)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to CIM in the following twelve months. However, the incentive fee payable to CIM is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee will consist of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital equal to 1.875% per quarter, or an annualized rate of 7.5%. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following twelve months.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.

See “Investment Advisory Agreement — Overview of CIM — Advisory Fees” for a full explanation of how the incentive fee is calculated.

(7)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. At March 31, 2013, our borrowings for the BDC coverage ratio were $10,489,215, which included the non-collateralized TRS notional amount and the financing arrangement in connection with our directors and officers insurance.

Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of common stock registered in this offering and capital markets conditions.

(8)	Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer and other administrative personnel and fees payable to our independent directors. The amount presented in the table estimates the amounts that will be paid during the twelve months following the commencement of our operations.
(9)	We have invested in a U.S. Treasury obligations money market fund, which we included in our consolidated schedule of investments as of March 31, 2013. These U.S. Treasury obligations include fees amounting to a fraction of one percent and, as a result, are not currently reflected in the table above. We have no current intention during the following twelve months to invest in the securities or other investment instruments of public investment companies or BDCs or private investment companies. If we were to make such investments, we may incur fees and our shareholders could in effect pay two levels of fees. As we have no current intention of making any such investments, other than U.S. Treasury obligations and other money market funds, no estimate of the amount of such fees is included.

COMPENSATION OF THE DEALER MANAGER, THE ADVISER AND
CERTAIN NON-AFFILIATES

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate CIM for the investment and management of our assets and ICON Capital for administrative services. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities, their affiliates and certain non-affiliates are included in the table below. The selling commissions and dealer manager fees may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income and the incentive fee on capital gains are calculated, see “Investment Advisory Agreement — Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering 100,000,000 Shares(1)
Sales Load
	Fees to Unaffiliated Broker-Dealers
Selling commissions(2)	Up to 7% of gross offering proceeds from the offering; all selling commissions are expected to be paid to selected, unaffiliated broker-dealers.	$71,680,000
	Fees to the Dealer Manager
Dealer manager fees(2)	3% of gross proceeds, a portion of which may be reallowed to selected, unaffiliated broker-dealers.	$30,720,000
	Reimbursement to Our Adviser
Other organization and offering expenses(3)	We will reimburse CIM and/or one or more of its affiliates for the organization and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fees and the other organization and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases, in accordance with the rules and regulations of the Financial Industry Regulatory Authority, Inc.	$15,360,000
	Advisory Fees
Base management fee	The base management fee will be calculated at an annual rate of 2% of our average gross assets, excluding cash and cash equivalents, and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of CIM. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as CIM will determine.	$18,124,800

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (100,000,000 Shares)(1)
Subordinated incentive fee on income	The subordinated incentive fee on income will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature.(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.875% on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than or equal to 2.34375%, the subordinated incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This portion of the subordinated incentive fee is referred to as the catch-up(5) and provides an increasing fee, equal to 100% of the pre-incentive fee net investment income, between a 1.875% to a 2.34375% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.34375% of adjusted capital, the subordinated incentive fee on income will equal 20% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of our common stock (including our distribution reinvestment plan) reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to our share repurchase program.	These amounts cannot be estimated since they are based upon the performance of our assets.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (100,000,000 Shares)(1)
Incentive fee on capital gains	An incentive fee on capital gains earned on liquidated investments of our portfolio will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.	These amounts cannot be estimated since they are based upon the performance of our assets.
Other Expenses
Other operating expenses	We will reimburse the expenses incurred by ICON Capital in connection with its provision of administrative services to us, including the compensation payable by ICON Capital to our chief financial officer and chief compliance officer, and their respective staffs, and other administrative personnel of CIM. We will not reimburse for personnel costs in connection with services for which CIM receives a separate fee. In addition, we will not reimburse ICON Capital for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any person with a controlling interest in CIM.	We have estimated these annual expenses to be approximately $8,000,000. Actual amounts may be lower or higher.

(1)	Assumes all shares are sold at $10.24 per share with no reduction in selling commissions or dealer manager fees.
(2)	The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates and Apollo and its affiliates. No selling commissions or dealer manager fees will be paid in connection with issuances pursuant to our distribution reinvestment plan. Includes expenses incurred for marketing and training and educational meetings and generally coordinating the marketing process for the sale of our shares.
(3)	The organization and offering expense reimbursement consists of costs incurred by CIM and certain of its affiliates, which includes IIG, on our behalf for legal, accounting, printing and other offering expenses in registering the shares of our common stock, which include certain marketing costs. Our payment of organization costs and offering expenses is capped at 1.5% of our gross proceeds from this offering. For example, if we sell the maximum number of shares at $10.24 per share, then we estimate that we may incur up to approximately $15,360,000 of expenses. Under the terms of the investment advisory agreement, CIM and certain of our affiliates, which includes IIG, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization costs and offering expenses have been reimbursed. Pursuant to an expense support and conditional reimbursement agreement between us and IIG, IIG has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or

(ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Under certain conditions IIG would be entitled to reimbursement of such expenses. See “Expense Support and Conditional Reimbursement Agreement.”
(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in an increase in the amount of incentive fees payable to CIM.
(5)	As the quarterly pre-incentive fee net investment income rises from 1.875% to 2.34375%, the “catch-up” feature allows CIM to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return. Certain of the advisory fees payable to CIM are not based on the performance of our investments. See “Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to CIM, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:  What is CĪON?

A:  CĪON was formed as an externally managed, non-diversified closed end management investment company that intends to focus primarily on investments in senior secured loans, including unitranche loans, and to a lesser extent, second lien loans and mezzanine loans of private and thinly-traded U.S. middle-market companies. As such, we refer to CĪON as a middle-market loan fund that is structured as a BDC and intends to be taxed as a RIC. CĪON’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors.

Q:  What is a “BDC”?

A:  BDCs are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933, or the Securities Act, and the Exchange Act. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and qualify to elect to be taxed as RICs for federal tax purposes.

Q:  What is a “RIC”?

A:  A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its shareholders from its taxable earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to obtain RIC tax treatment, a company must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:  Who will choose which investments to make?

A:  All new investment decisions will be made by and be the sole responsibility of CIM and will require the unanimous approval of its investment committee. The current members of CIM’s investment committee are Messrs. Gatto, Reisner and Giovani. Pursuant to an investment sub-advisory agreement among us, CIM and AIM, AIM acts as our sub-adviser, and makes investment recommendations for our benefit to CIM. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Beginning with the second anniversary of the date of the investment advisory agreement, our board of directors will annually review the compensation we pay to CIM and the compensation CIM pays to AIM to determine that the provisions of the investment advisory agreement and the investment sub-advisory agreement, respectively, are carried out. At such time, our board of directors also will determine whether to renew the respective agreements with CIM and AIM.

Q:  How does a “best efforts” offering work?

A:  When shares of common stock are offered to the public on a “best efforts” basis, the selected broker-dealers participating in the offering are only required to use their best efforts to sell the shares of our common stock. Selected broker-dealers do not have a firm commitment or obligation to purchase any shares of common stock.

Q:  How long will this offering last?

A:  This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common stock. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common stock in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase is not expected to be affected by the expiration of this offering and the commencement of a new one.

Q:  Will I receive a share certificate?

A:  No. Our board of directors has authorized the issuance of shares of our common stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:  Who can buy shares of common stock in this offering?

A:  In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth (not including home, home furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth (not including home, home furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objective and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective shareholder’s overall financial situation, including the risk that the potential investor may lose such investor’s entire investment; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the lack of liquidity of the shares, (c) the restrictions on transferability of the shares, (d) the background and qualifications of CIM and Apollo, and (e) the tax consequences of the investment. However, some states may impose suitability standards in addition to those listed above.

Generally, you must purchase at least $5,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500 (excluding acquisitions of shares pursuant to our distribution reinvestment plan). These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates and affiliates of CIM and Apollo may also purchase shares of our common stock. The selling commissions, the dealer manager fees and the organization and offering expense reimbursements that are payable by other investors in this offering will be reduced or waived for our affiliates.

Q:  How do I subscribe for shares of common stock?

A:  If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part, for any or no reason. Subscriptions will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within 10 business days from the date the subscription is rejected.

Q:  Is there any minimum initial investment required?

A:  Yes. To purchase shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 (excluding acquisitions of shares pursuant to our distribution reinvestment plan). See “Plan of Distribution.”

Q:  Can I invest through my IRA, SEP or after-tax deferred account?

A:  Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:  How will the payment of fees and expenses affect my invested capital?

A:  The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to shareholders. The payment of fees and expenses will also reduce the net asset value of your common stock.

Q:  Will the distributions I receive be taxable?

A:  Cash distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, currently may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. We expect that distributions in excess of our earnings and profits that we pay ratably to all investors from time to time, if any, will not be taxable.

Q:  When will I get my detailed tax information?

A:  We will report to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:  Will I be notified on how my investment is doing?

A:  Within 60 days after the end of our first three fiscal quarters of each year, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.cioninvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:  Will I be able to sell my shares in a secondary market?

A:  We do not currently intend to list our shares on a national securities exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, holders of shares may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:  Are there any restrictions on the transfer of shares?

A:  No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We intend to institute a share repurchase program, but we will limit the number of shares that we will offer to repurchase and will seek to repurchase shares at a discount to the current offering price. As a result, your ability to sell your shares will be limited and you are unlikely to receive a full return of invested capital upon selling your shares to us. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Relating to an Investment in Our Common Stock.”

Q:  Will I otherwise be able to liquidate my investment?

A:  We intend to seek to complete a liquidity event for holders of our shares within approximately three to five years following the completion of our offering stage, or at such earlier time as our board of directors may determine taking into consideration market conditions and other factors; however, our offering of common stock may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which holders of our shares will receive cash or securities of a publicly-traded company. While our intention is to seek to complete a liquidity event within three to five years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Q:  Who can help answer my questions?

A:  If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

ICON Securities, LLC
3 Park Avenue, 36th Floor
New York, NY 10016
(800)-511-ICON (4266)

After you are an investor, you may contact our Investor Relations department at (800) 343-3736 regarding your account information, distributions, and other requests for information and reports. You are urged to thoroughly discuss an investment in our shares with your financial, tax, and legal advisors.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a relatively new company and have a limited operating history.

We were formed on August 9, 2011 and met our minimum offering requirement of $2.5 million in common stock in December 2012. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

As a new company with relatively few investments, our continuous public offering may be deemed to be a “blind pool” offering. An investor may not have the opportunity to evaluate historical data or assess investments prior to purchasing our shares.

Other than those investments currently reflected in our portfolio, CIM generally has not identified, made or contracted to make specific investments on our behalf with the proceeds from our continuous public offering. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning future investments we make using the proceeds from our continuous public offering prior to making a decision to purchase our shares. You must rely on CIM to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments rather than evaluating our investments in advance of purchasing shares of our common stock. Because investors are not able to evaluate all of our investments in advance of purchasing our shares, our public offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Our board of directors may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.

Price declines in the medium- and large-sized corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the medium- and large-sized U.S. corporate debt market may experience similar disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the U.S. was adversely impacted by the global financial crisis that began in 2007 and has yet to fully recover.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in, the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Economic activity continues to be somewhat subdued as unemployment rates remain high. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, declined significantly throughout most of 2009 and 2010. However, credit spreads remain slightly above historical averages, particularly in the loan market. The improving economic and market conditions that have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets. Such a reversal could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

The downgrade in the U.S. credit rating could materially adversely affect our business, financial condition and results of operations.

On August 5, 2011, Standard & Poor’s downgraded the U.S. credit rating to AA+ from its top rank of AAA. The current U.S. debt ceiling and budget deficit concerns have increased the possibility of further credit-rating agency downgrades and an economic slowdown. The downgrade of the U.S. credit rating could have a material adverse effect on the financial markets and economic conditions in the U.S. and throughout the world. Additionally, any potential austerity measures necessary to reduce the deficit could accelerate an already slowing economy in the near term.

The U.S. credit rating downgrade could negatively impact the trading market for U.S. government securities and would likely impact the credit risk associated with our investments in U.S. Treasury securities. This could reduce the value of the U.S. Treasury securities that we may hold in our portfolio. In addition, adverse market and economic conditions that could occur due to a downgrade of the credit rating on the debt of the United States could result in rapidly rising interest rates, a falling dollar, shakier financial markets and slowing or negative economic growth in the near term. These events could adversely affect our business in many ways, including, but not limited to, adversely impacting our portfolio companies’ ability to obtain financing, or obtaining financing but at significantly lower valuations than the preceding financing rounds. If any of these events were to occur, it could materially adversely affect our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on the ability of CIM and AIM to manage and support our investment process. If either CIM or AIM were to lose any members of their respective senior management teams, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of CIM and Apollo and their affiliates. CIM, with the assistance of AIM, evaluates, negotiates, structures, executes, monitors and services our investments. Our future success will depend to a significant extent on the continued service and coordination of CIM and its senior management team. The departure of any members of CIM’s senior management team could have a material adverse effect on our ability to achieve our investment objective. Likewise, the departure of any key employees of AIM may impact its ability to render services to us under the terms of its sub-advisory agreement with CIM and us.

Our ability to achieve our investment objective depends on CIM’s ability, with the assistance of AIM, to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. CIM’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, CIM may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. CIM may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Both the investment advisory agreement between CIM and us and the investment sub-advisory agreement that we and CIM have entered into with AIM have been approved pursuant to Section 15 of the 1940 Act. In addition, both the investment advisory agreement and the investment sub-advisory agreement have termination provisions that allow the parties to terminate the agreements. The investment advisory agreement may be terminated at any time, without penalty, by us or by CIM, upon 60 days notice. The investment sub-advisory agreement may be terminated at any time, upon 60 days’ written notice by AIM or, if a majority of the independent directors of our board of directors or the holders of a majority of our outstanding voting securities determine that the investment sub-advisory agreement with AIM should be terminated, by us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace CIM and/or AIM.

The investment sub-advisory agreement provides that if AIM terminates the agreement other than for good reason or the agreement is not renewed or is terminated for cause (as defined in the investment sub-advisory agreement), then (x) AIM will be entitled to receive all amounts and any accrued, but unreimbursed, expenses payable to it and not yet paid pursuant to the investment sub-advisory agreement and (y) CIM may elect to subject AIM to an exclusivity restriction contained in the investment sub-advisory agreement, which survives until three years from the date that we met our minimum offering requirement. The term “good reason,” as used in the investment sub-advisory agreement, is defined to include any of the following: (A) those instances in which CIM would be prohibited from acting as an investment adviser to us under Section 9(a) of the 1940 Act on account of action by itself or a person subject to its supervision in the absence of receiving an exemptive order under Section 9(c) of the 1940 Act; (B) those instances in which CIM becomes subject to a prohibition under Section 9(a) or (b) of the 1940 Act; or (C) CIM or we breach the investment sub-advisory agreement in any material respect and fail to cure such breach within 30 days after notice by AIM.

The investment sub-advisory agreement also provides that if the agreement is terminated by AIM for good reason or the agreement is not renewed or is terminated otherwise without cause by us or our shareholders, as applicable, AIM will be entitled to the payment of all amounts and any accrued but unreimbursed expenses payable to it and not yet paid, as well as an amount equal to 37.5% of the gross amount of management fees and incentive fees paid by us over the three year period commencing in the calendar quarter following the calendar quarter in which such termination occurs. Pursuant to the terms of the investment sub-advisory agreement, CIM is obligated to make all such payments to AIM and we are not obligated to pay in the event that CIM is unable or unwilling to pay. In addition, the restriction on the ability of CIM and its affiliates from directly or indirectly acting as an investment adviser or sub-adviser and/or as a sponsor (or engaging any other person for the purpose of acting as an investment adviser or sub-adviser) to any other business development company that engages primarily in the business of providing senior, unitranche and/or mezzanine financing to private, U.S. businesses, and (other than us) whose securities are listed on a public securities exchange will survive indefinitely.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of CIM and AIM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that CIM and AIM will depend on their broader organizations’ relationships with private equity sponsors, investment banks and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If CIM or Apollo or their organizations, as applicable, fails to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom CIM and Apollo or their respective broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in small to mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in small and middle-market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and middle-market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

As required by the 1940 Act, a significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. There is not a public market for the securities of the privately-held companies in which we intend to invest. Many of our investments will not be publicly traded or actively traded on a secondary market. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors as required by the 1940 Act.

Certain factors that may be considered in determining the fair value of our investments include investment dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. As a result, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments. See “Determination of Net Asset Value.”

There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time.

We may not achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation — Senior Securities.”

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your common stock and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG, which are subject to recoupment. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder's basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the shareholder's basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. A shareholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to reduce our operating expenses and to avoid such distributions being characterized as returns of capital for tax purposes. One effect of reducing our operating expenses would be to potentially avoid a distribution being characterized as a return of capital for GAAP purposes. Despite this, we may still have distributions which could be characterized as a return of capital for GAAP purposes. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to us in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of CIM and AIM to other types of investments in which CIM and AIM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending December 31, 2013, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial reform legislation on us is uncertain.

In light of recent conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of the next several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our shareholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire CIM’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interest as a shareholder and could reduce the earnings per share attributable to your investment. In addition, such acquisition may require us to obtain exemptive relief from the SEC and there can be no assurance that such relief would be granted.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to CIM under the investment advisory agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of internalizing our management functions are higher than the expenses we avoid paying to CIM, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our shareholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our management functions, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances. In recent years, management internalization transactions have been the subject of shareholder litigation. Shareholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by CIM and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

Risks Related to CIM and Its Affiliates; Risks Related to AIM and Its Affiliates

CIM has limited prior experience managing a BDC or a RIC.

CIM has limited experience managing a BDC or a RIC and may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares of common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles previously managed by CIM’s management team. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded public companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires, among other things, satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. CIM’s limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

CIM and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

CIM and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and CIM to earn increased asset management fees. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to CIM and may increase the amount of subordinated income incentive fees payable to CIM.

We may be obligated to pay CIM incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our investment advisory agreement entitles CIM to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay CIM incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued, but not yet received, including original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual “payment-in-kind,” or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. To the extent we do not distribute accrued PIK interest, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the base management fee at a compounding rate, while generating investment income and increasing the incentive fee at a compounding rate. In addition, the deferral of PIK interest would also reduce the loan-to-value ratio at a compounding rate if the issuer’s assets do not increase in value.

For example, if a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. CIM is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations that CIM’s and Apollo’s respective senior management and investment teams have to other clients.

The members of the senior management and investment teams of both CIM and Apollo serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we rely on CIM to manage our day-to-day activities and to implement our investment strategy. CIM and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, CIM, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated equipment funds. CIM and its officers and employees will devote only as much of its or their time to our business as CIM and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

We rely, in part, on AIM to assist with identifying investment opportunities and making investment recommendations to CIM. AIM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. Apollo and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships, except in certain limited circumstances as set forth in the investment sub-advisory agreement, or engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of AIM. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AIM, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of Apollo and its affiliates in a manner that Apollo deems necessary and appropriate.

AIM currently acts as investment adviser to AINV, which is also a BDC and is authorized to invest in the same kinds of securities we propose to invest in, although AINV primarily focuses on providing senior and subordinated debt to companies that are expected to have greater EBITDA than we expect will be our primary focus. Also, in connection with such business activities, AIM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of AIM, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other accounts managed by AIM and its affiliates as AIM deems necessary and appropriate.

As described above, AIM currently acts as investment adviser to AINV, which is also a BDC. It is possible that conflicts of interest will arise from time to time in connection with our prospective and existing investments and AINV or other funds or accounts managed or advised by Apollo, including, without limitation, in circumstances giving rise to the restructuring of an issuer in which we and AINV are investors, as well as follow-on investments or dispositions with respect to such issuer. In such circumstance, it is likely that we and CIM, on the one hand, will be walled off from Apollo and AINV, on the other hand, and accordingly the parties will not collectively discuss or participate in, for example, the restructuring with respect to such issuer. Further, there may also arise instances in which we and AINV are invested in the same issuer and we and/or AINV seeks to dispose of such investment in a transaction that may otherwise require exemptive relief, in which case the parties may need to obtain an exemptive order, the receipt of which cannot be assured.

In addition, there are no information barriers amongst AIM and certain of its affiliates. If AIM or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, we may be prevented from investing in such company.

Furthermore, it is possible that AINV or other funds managed or advised by Apollo may own or make investments in the same or similar securities at different times and on different terms than we do. From time to time, we and AINV or other funds managed or advised by Apollo may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit AINV or other funds managed or advised by Apollo. Apollo and its managed funds may pursue or enforce rights with respect to an issuer in which we have invested, and those activities may have an adverse effect on us. As a result, prices, availability, liquidity, and terms of our investments may be negatively impacted by the activities of Apollo or its managed funds, and transactions for us may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The time and resources that individuals employed by CIM and Apollo devote to us may be diverted and we may face additional competition due to the fact that individuals employed by CIM and Apollo are not prohibited from raising money for or managing other entities that make the same types of investments that we target.

Neither CIM nor AIM, nor individuals employed by CIM or AIM are generally prohibited from raising money for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We will be unable to participate in certain transactions originated by CIM or its affiliates unless we seek and receive exemptive relief from the SEC. Affiliates of Apollo, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of AIM have no obligation to make their originated investment opportunities available to AIM or to us.

Our base management and incentive fees may induce CIM to make, and AIM to recommend, speculative investments or to incur leverage.

The incentive fee payable by us to CIM may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to CIM is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage CIM to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since AIM will receive a portion of the incentive fees paid to CIM, AIM may have an incentive to recommend investments that are riskier or more speculative.

Shares of our common stock may be purchased by CIM, Apollo or their affiliates.

CIM, Apollo and their respective affiliates may purchase shares of our common stock for any reason deemed appropriate; provided, however, that it is intended that once our offering of common stock is completed, neither CIM nor Apollo nor their respective affiliates will hold 5% or more of our outstanding shares of common stock. CIM, Apollo and their respective affiliates will not acquire any shares of our common stock with the intention to resell or re-distribute such shares. The purchase of common stock by CIM, Apollo and their respective affiliates could create certain risks, including, but not limited to, the following:

•	CIM, Apollo and their respective affiliates may have an interest in disposing of our assets at an earlier date so as to recover their investment in our common stock; and
•	substantial purchases of shares by CIM, Apollo and their respective affiliates may limit CIM’s or AIM’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.

CIM relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the officers and employees of CIM or its affiliates. The loss of services of one or more members of CIM’s management team, including members of our investment committee, could adversely affect our financial condition, business and results of operations.

The compensation we pay to CIM was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The compensation we pay to CIM was not entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to us than they might have been had these been entered into through arm’s-length transactions with an unaffiliated third party.

CIM’s influence on conducting our operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to our shareholders.

CIM is paid a base management fee calculated as a percentage of our gross assets and unrelated to net income or any other performance base or measure. CIM may advise us to consummate transactions or conduct our operations in a manner that, in CIM’s reasonable discretion, is in the best interests of our shareholders. These transactions, however, may increase the amount of fees paid to CIM. CIM’s ability to influence the base management fee paid to it by us could reduce the amount of cash flow available for distribution to our shareholders.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors, including our independent directors, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, directors, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by CIM or Apollo, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of common stock will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest in the following types of loans of private and thinly traded U.S. middle market companies.

Senior Secured Loans and Second Lien Loans.  When we invest in senior secured term loans and second lien loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Unitranche Loans.  We also expect to invest in unitranche loans, which are loans that combine both senior and subordinated financing, generally in a first-lien position. Unitranche loans provide all of the debt needed to finance a leveraged buyout or other corporate transaction, both senior and subordinated, but generally in a first lien position, while the borrower generally pays a blended, uniform interest rate rather than different rates for different tranches. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is typically paid quarterly. Generally, we expect these securities to carry a blended yield that is between senior secured and subordinated debt interest rates. Unitranche loans provide a number of advantages for borrowers, including the following: simplified documentation, greater certainty of execution and reduced decision-making complexity throughout the life of the loan. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind. Because unitranche loans combine characteristics of senior and subordinated financing, unitranche loans have risks similar to the risks associated with senior secured and second lien loans and subordinated debt in varying degrees according to the combination of loan characteristics of the unitranche loan.

Subordinated Debt.  Our subordinated, or mezzanine, debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income, including PIK interest and original issue discount. Loans structured with these features may represent a higher level of credit risk than loans that require interest to be paid in cash at regular intervals during the term of the loan. Since we generally will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will have greater risk than amortizing loans.

Equity Investments.  We expect to make selected equity investments. In addition, when we invest in senior secured and second lien secured loans or subordinated debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior secured loans, including unitranche loans and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any payment or distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any payments or distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our ability to achieve our investment objective and our target rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

We have entered into a total return swap agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. A TRS may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities subject to the TRS. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “— Risks Relating to Debt Financing” below and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap.”

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach or other defaults by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle-market companies involve the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that middle-market companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;
•	have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of CIM may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Fourth, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of CIM and/or AIM to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly traded or actively traded on the secondary market, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Risks Relating to Debt Financing

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to CIM.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on CIM’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we will employ will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

At March 31, 2013, our borrowings for the BDC coverage ratio were $10,489,215, which included the non-collateralized TRS notional amount and the financing arrangement in connection with our directors and officers insurance.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) we sell $100 million worth of our common stock, (ii) our net offering proceeds from such sales equal $88.5 million, (iii) our average net assets during such period equals one-half of the net offering proceeds, or $44.25 million, (iv) we have $110.63 million in total assets, (v) we borrow funds equal to 50% of our average net assets during such period, or $22.125 million, and (vi) a weighted average cost of funds of 3%. Actual expenses will depend on the number of shares of common stock we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $100 million worth of our common stock during the following twelve months. In order to compute the “Corresponding return to shareholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by our shareholders’ equity to determine the “Corresponding return to shareholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to shareholders	-13.25%	-7.00%	-0.75%	5.50%	11.75%

Similarly, assuming (i) $110.63 million in total assets, (ii) a weighted average cost of funds of 3%, and (iii) $22.125 million in debt outstanding, our assets would need to yield an annual return (net of expenses) of approximately 0.60% in order to cover the annual interest payments on our outstanding debt.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise. Furthermore, our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission, or CFTC.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase in the amount of incentive fees payable to CIM with respect to pre-incentive fee net investment income. See “Investment Advisory Agreement.”

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of common stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Any deferred PIK interest income that we accrue and distribute to our shareholders may create issues regarding our distributions.

Deferred PIK interest instruments may have less reliable valuations because these instruments have continuing accruals that require continuing judgment about the collectability of the deferred payments and the value of any associated collateral. In addition, deferred PIK interest instruments create the risk of non-refundable cash payments to our investment adviser based on non-cash accruals that ultimately may not be realized. For accounting purposes, any cash distributions to shareholders representing deferred PIK interest income are not treated as coming from paid-in capital, even though the cash to pay these distributions may come from offering proceeds. Thus, although a distribution of deferred PIK interest may come from the cash invested by shareholders, the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years.

Risks Relating to an Investment in Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their common stock if our board of directors does not decrease the offering price in the event of a decline in our NAV per share.

The purchase price at which you purchase common stock will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our common stock. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%. See “Determination of Net Asset Value.”

This is a “best efforts” offering, and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a “best efforts” basis, whereby the dealer manager and selected broker-dealers participating in the offering are only required to use their best efforts to sell our common stock and have no firm commitment or obligation to purchase any of our common stock. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares of common stock is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The common stock sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase common stock in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your common stock. We are not obligated to complete a liquidity event by a specified date; therefore it will be difficult for you to sell your common stock.

The common stock offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common stock being repurchased. However, there can be no assurance that we will complete a liquidity event within such time or at all. See “Share Repurchase Program” for a detailed description of our share repurchase program. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event.

In making the decision to apply for listing of our common stock, our board of directors will try to determine whether listing our common stock or liquidating our assets will result in greater value for our shareholders. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, the investment advisory experience of CIM and market conditions for the sale of our assets or listing of our common stock and the potential for shareholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. If our common stock is listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

The dealer manager in our continuous offering may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objective.

The dealer manager for our continuous offering is ICON Securities. The dealer manager has no experience selling shares on behalf of a BDC. There is no assurance that it will be able to sell a sufficient number of shares of common stock to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

The dealer manager, ICON Securities, is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering. You may be able to rely on your own broker-dealer to make an independent review and investigation of the terms of this offering. If you are unable to so rely on your broker-dealer, however, you will not have the benefit of any independent review and evaluation of the terms of this offering by the dealer manager. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to other publicly-traded companies.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of selected broker-dealers.

The success of our continuous offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish, operate and maintain a network of licensed securities broker-dealers and other agents to sell our common stock. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning in the first quarter of 2014, we intend to offer to repurchase your shares of our common stock on a quarterly basis. As a result, you will have limited opportunities to sell your shares of our common stock and, to the extent you are able to sell your shares of our common stock under the program, you may not be able to recover the amount of your investment in our common stock.

Beginning in the first quarter of 2014, we intend to commence tender offers to allow you to tender your shares of common stock on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares of common stock. We intend to limit the number of shares of common stock repurchased pursuant to our share repurchase program as follows: (1) we currently intend to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock we can repurchase with the proceeds we receive from the issuance of shares of our common stock pursuant to our distribution reinvestment plan, although at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock; (2) we will not repurchase shares of common stock in any calendar year in excess of 15% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 3.75% in each quarter; (3) unless you tender all of your shares of common stock, you must tender at least 25% of the amount of common stock you have purchased in the offering and must maintain a minimum balance of $5,000 subsequent to submitting a portion of your shares of common stock for repurchase by us; and (4) to the extent that the number of shares of common stock put to us for repurchase exceeds the number of shares of common stock that we are able to purchase, we will repurchase shares of common stock on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares of common stock if the repurchase would violate the restrictions on distributions under federal law or Maryland law.

Although we have adopted a share repurchase program, we have discretion to not repurchase your shares of common stock, to suspend the program, and to cease repurchases.

Our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. You may not be able to sell your shares at all in the event our board of directors amends, suspends or terminates the share repurchase program, absent a liquidity event. We will notify you of such developments

(1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. The share repurchase program has many limitations and should not be relied upon as a method to sell shares of common stock promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, the repurchase price will be lower than the price that investors paid for common stock in our offering, unless we experience substantial capital appreciation and capital gains. As a result, to the extent investors have the ability to sell their common stock to us as part of our share repurchase program, the price at which an investor may sell common stock, which will be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of common stock in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell common stock to us as part of our periodic share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our common stock will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with CIM or Apollo in transactions originated by CIM or Apollo or their respective affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside CIM or Apollo or their respective affiliates in accordance with existing regulatory guidance. However, we will be permitted to and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. When we consider it necessary, we intend to seek exemptive relief from the SEC to engage in co-investment transactions with CIM or Apollo and/or their respective affiliates. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor Apollo or their respective affiliates are obligated to offer us the right to participate in any transactions.

Before making investments, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A shareholder’s interest in us will be diluted if we issue additional shares of common stock, which could reduce the overall value of an investment in us.

Potential investors will not have preemptive rights to any common stock we issue in the future. Our articles of incorporation authorize us to issue 500,000,000 shares of common stock. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase the number of authorized shares of common stock without shareholder approval. After an investor purchases shares of common stock, we intend to continuously sell additional shares of common stock in this offering and any other follow-on offering or issue equity interests in private offerings. To the extent that we issue additional shares of common stock at or below net asset value (including if our net asset value drops more than 2.5% below our offering price) after an investor purchases shares of our common stock, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares of common stock.

Certain provisions of our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the value of our common stock.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. There can be no assurance, however, that we will not so amend our bylaws in such a manner at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to the determination.

Our articles of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our board of directors may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our board of directors may, without shareholder action, amend our articles of incorporation to increase the number of our shares, of any class or series, that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•	loss of RIC or BDC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;
•	departure of either of our adviser, our sub-adviser or certain of their respective key personnel;
•	general economic trends and other external factors; and
•	loss of a major funding source.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of the companies in which we may invest;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources, financing sources and working capital;
•	the use of borrowed money to finance a portion of our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	the actual and potential conflicts of interest with CIM and Apollo and their respective affiliates;
•	the ability of CIM and AIM to locate suitable investments for us and the ability of CIM to monitor and administer our investments;
•	the ability of CIM and AIM and their respective affiliates to attract and retain highly talented professionals;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	our ability to source favorable private investments;
•	our tax status;
•	the effect of changes to tax legislation and our tax position;
•	the tax status of the companies in which we may invest; and
•	the timing and amount of distributions and dividends from the companies in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

ESTIMATED USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) $100,000,000 of shares of common stock, or 9,765,625 shares at $10.24 per share and (2) the maximum number of shares registered in this offering, or 100,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. middle-market companies in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we received in connection with this offering after we met our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. There can be no assurance we will be able to sell all the common stock we are registering. If we sell only a portion of the common stock we are registering, we may be unable to achieve our investment objective or invest in a variety of portfolio companies.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commissions and dealer manager fees may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price, but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$100,000,000 Raised		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$100,000,000	100%	$1,024,000,000	100%
Less:
Selling commissions	$7,000,000	7.00%	$71,680,000	7.00%
Dealer manager fees	$3,000,000	3.00%	$30,720,000	3.00%
Offering expenses	$1,500,000	1.50%	$15,360,000	1.50%
Net Proceeds/Amount Available for Investments	$88,500,000	88.50%	$906,240,000	88.50%

DISTRIBUTIONS

We did not declare or pay any distributions during 2012. In January 2013, we began authorizing monthly distributions to our shareholders. Subject to our board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare on a monthly basis a semi-monthly distribution amount per share of our common stock.

On January 14, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029283 per share each. Both of the semi-monthly cash distributions were paid on February 1, 2013, with the first paid to shareholders of record on January 15, 2013 and the second to shareholders of record on January 31, 2013. On February 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029546 per share each. Both of the semi-monthly cash distributions of $0.029546 per share were paid on March 1, 2013, the first to shareholders of record on February 15, 2013 and the second to shareholders of record on February 28, 2013. On March 14, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029546 per share and $0.029721 per share, which were paid on April 1, 2013 to shareholders of record as of March 15, 2013 and March 31, 2013, respectively. On April 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029721 per share each. Both of the semi-monthly cash distributions of $0.029721 per share were paid on May 1, 2013, the first to shareholders of record on April 15, 2013 and the second to shareholders of record on April 30, 2013. On May 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029721 per share and $0.029867 per share, payable on June 3, 2013 to shareholders of record as of May 15, 2013 and May 31, 2013, respectively. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We will calculate each shareholder’s specific distribution amount for the period using record and declaration dates and each shareholder’s distributions will begin to accrue on the date we accept each shareholder’s subscription for shares of our common stock. From time to time, we may also pay interim special distributions in the form of cash or shares of common stock at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

As required under the 1940 Act, a quarterly estimate of the tax attributes of our distributions will be delivered to our shareholders; however, actual determinations of such tax attributes, including determinations from return of capital, will be made annually as of the end of our fiscal year, based upon our taxable income and distributions paid for the full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to CIM. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder's basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. A shareholder may recognize a gain from the sale of his/her shares even if the shareholder sells the shares for less than the original purchase price. To the extent that the amount of the return of capital exceeds the shareholder's basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. A shareholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to sustain distributions at any particular level. See “Material U.S. Federal Income Tax Considerations.”

Pursuant to an expense support and conditional reimbursement agreement between us and IIG, IIG has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Under certain conditions, IIG would be entitled to reimbursement of such expenses. See “Expense Support and Conditional Reimbursement Agreement.”

From time to time and not less than quarterly, CIM must review our accounts to determine whether cash distributions are appropriate. We will distribute pro rata to our shareholders funds received by us that CIM deems unnecessary for us to retain.

To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We intend to elect to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code, for the period ended 2012.

We have adopted an “opt in” distribution reinvestment plan for our shareholders. As a result, if we make a distribution, our shareholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We intend to make our distributions in the form of cash, out of assets legally available for such purpose, unless shareholders elect to receive their distributions in the form of additional shares of common stock pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. We may fund our cash distributions to shareholders in the future from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG. See “Expense Support and Conditional Reimbursement Agreement.” We have not established limits on the amount of funds we may use from available sources to make distributions.

The following table reflects the sources of the cash distributions that we have declared on our common stock during the three months ended March 31, 2013:

Source of Distribution	Distribution Amount	Percentage
Realized gain on investments and total return swap	$208,766	100%
Total	$208,766	100%

The amount of the distribution for shareholders receiving our common stock will be equal to the fair market value of the stock received. If shareholders hold shares of common stock in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in the form of additional shares of common stock.

On a quarterly basis, we will send information to all shareholders of record regarding the estimated source of distributions paid to our shareholders in such quarter.

SELECTED FINANCIAL DATA

The selected financial data below is derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus. The historical data are not necessarily indicative of results to be expected for any future period.

	As of and for the three months ended March 31, 2013	As of December 31, 2012 and for the period from January 31, 2012 (Inception) through December 31, 2012(1)	As of January 31, 2012 (Inception)
Statement of operations data:
Investment income	$68,126	$2,692	$—
Operating expenses
Total expenses	934,183	116,706	—
Less: expense reimbursement from IIG	(819,375)	(116,706)	—
Net operating expenses	114,810	—	—
Net investment income	(46,684)	2,692	—
Realized and unrealized gains on investments and total return swap	665,828	22,470	—
Net increase in net assets resulting from operations	$619,144	$25,162	$—
Weighted average shares of common stock outstanding	1,164,423	500,338	—
Per share data:
Net investment (loss) income	$(0.04)	$0.01	$—
Net increase in net assets per share resulting from operations	$0.53	$0.05	$—
Distributions declared	$(0.18)	$—	$—
Balance sheet data:
Net assets at beginning of period	$4,487,115	$—	$—
Net assets at end of period	$15,689,645	$4,487,115	$1,000
Net asset value per share of common stock at beginning of period	$8.97	$—	$—
Net asset value per share of common stock at end of period	$9.16	$8.97	$9.00
Other data:
Distributions declared	$208,766	$—	$—
Total return(2)	4.04%	(0.35% )	—
Number of portfolio company investments at period end	11	2	—
Total portfolio investment purchases during the period(3)	$6,653,990	$1,972,500	$—
Total portfolio investment sales and prepayments during the period(3)	$519,375	$2,500	$—

(1)	The per share data was derived by using the weighted average shares of common stock outstanding from the commencement of operations on December 17, 2012 through December 31, 2012.
(2)	Total return is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period. Total return is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total return calculation assumes that (i) monthly cash distributions are reinvested in accordance with our distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at 95% of the then public offering price on each monthly distribution payment date. The total return for the period from January 31, 2012 (Inception) through December 31, 2012 was calculated by taking the difference between (i) the net asset value per share as of December 31, 2012 and (ii) the net asset value per share on the day we commenced operations (December 17, 2012), and dividing it by the net asset value per share on the day we commenced operations. The total return does not consider the effect of the sales load from the sale of our common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full period are not annualized.
(3)	Excludes our short term investments.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act.

We are managed by CIM, a registered investment adviser and affiliate of ours. CIM will oversee the management of our activities and be responsible for making investment decisions for our portfolio. We and CIM have engaged AIM, a subsidiary of Apollo and a registered investment adviser under the Advisers Act, to act as our investment sub-adviser. AIM will only assist us with identifying investment opportunities and will make investment recommendations for approval by CIM, according to pre-established investment guidelines. All of our investment decisions will be the sole responsibility of, and will be made at the sole discretion of, CIM. Pursuant to the terms of the investment sub-advisory agreement among us, CIM and AIM, AIM will not be responsible or liable for any such investment decision and will only provide the investment advisory services expressly set forth in the investment sub-advisory agreement and will not be responsible or liable for the provision of any other service. We intend to elect to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code.

We intend to provide debt and equity financing to private U.S. middle-market companies. Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. We anticipate that our portfolio will be comprised primarily of investments in senior secured loans, including unitranche loans, and, to a lesser extent, second lien loans and long-term subordinated loans, which we refer to as mezzanine loans, of private and thinly traded U.S. middle-market companies. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to comprise a significant portion of our portfolio. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $50 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of CIM subject to oversight by our board of directors. Prior to raising sufficient capital, we may make smaller investments in syndicated loan opportunities, subject to liquidity and diversification constraints.

As a BDC, we will be subject to certain regulatory restrictions in making our investments with entities with which we may be restricted from doing so under the 1940 Act, such as CIM, AIM and their respective affiliates, unless we obtain an exemptive order from the SEC or co-invest alongside such affiliates in accordance with existing regulatory guidance. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to co-invest alongside such affiliates or that we will be able to obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor AIM or their respective affiliates are obligated to offer us the right to participate in any transactions.

Portfolio Investment Activity for the Three Months Ended March 31, 2013 and the Period from January 31, 2012 (Inception) through December 31, 2012

For the three months ended March 31, 2013, we made investments in portfolio companies totaling $6,653,990. During the same period, we sold investments totaling $504,375 and received principal repayments of $15,000, and we recorded realized gains of $4,533 and unrealized appreciation on investments of $124,282.

As of March 31, 2013, our investment portfolio, excluding our short term investments and total return swap, consisted of interests in 11 portfolio companies (69% in first lien senior secured term loans and 31% in second lien senior secured term loans) with a total fair value of $8,245,625 and an average annual EBITDA of approximately $65.6 million. As of March 31, 2013, the investments in our portfolio were purchased at a weighted average price of 99.09% of par value. Our estimated gross annual yield on our investments was 7.23% based upon the purchase price of our investments.

From the commencement of our operations on December 17, 2012 through December 31, 2012, we made investments in portfolio companies totaling $1,972,500. During the same period, we received principal repayments of $2,500, and recorded realized gains of $44 and unrealized appreciation on investments of $9,933.

As of December 31, 2012, our investment portfolio, excluding our short term investments and total return swap, consisted of interests in two portfolio companies (100% in first lien senior secured term loans) with a total fair value of $1,980,044 and an average annual EBITDA of approximately $26.6 million. As of December 31, 2012, the investments in our portfolio were purchased at a weighted average price of 98.63% of par value. Our estimated gross annual yield on our investments was 6.55% based upon the purchase price of our investments.

As of March 31, 2013 and December 31, 2012, our short term investments included an investment in a U.S. Treasury Obligations Fund of $4,619,775 and $1,817,762, respectively, which is included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedule of investments.

Further, through a TRS (more fully described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap” below), we obtained the economic benefit of owning investments in senior secured, first lien, floating-rate term loans of 22 and 5 portfolio companies as of March 31, 2013 and December 31, 2012, respectively.

The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2013 and December 31, 2012:

	March 31, 2013 (unaudited)			December 31, 2012
	Amortized Cost(1)	Fair Value	Percentage of Investment Portfolio	Amortized Cost(1)	Fair Value	Percentage of Investment Portfolio
Senior Secured Term Loans – First lien(2)	$5,633,382	$5,702,500	44.3%	$1,970,111	$1,980,044	52.1%
Senior Secured Term Loans – Second lien(2)	2,478,028	2,543,125	19.8%	—	—	—%
Short term investments(3)	4,619,775	4,619,775	35.9%	1,817,762	1,817,762	47.9%
Total investments	$12,731,185	$12,865,400	100.0%	$3,787,873	$3,797,806	100.0%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.
(2)	We do not control and are not an affiliate of any of the portfolio companies in our investment portfolio.
(3)	Short term investments represent highly liquid investments with original maturity dates of three months or less.

The following table summarizes the type of interest rates that our investment portfolio contained as of March 31, 2013 and December 31, 2012, excluding short term investments of $4,619,775 and $1,817,762, respectively:

	March 31, 2013 (unaudited)		December 31, 2012 (unaudited)
Interest Rate Allocation	Fair Value	Percentage of Investment Portfolio	Fair Value	Percentage of Investment Portfolio
Floating Interest Rate Investments	$8,245,625	100%	$1,980,044	100%
Fixed Interest Rate Investments	—	—	—	—
Total	$8,245,625	100%	$1,980,044	100%

We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

The table below shows the composition of our investment portfolio by industry classification and the percentage, by fair value, of the total investment portfolio assets in such industries as of March 31, 2013 and December 31, 2012:

	March 31, 2013 (unaudited)		December 31, 2012
	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
Professional & Business Services	$1,509,585	11.7%	$—	—%
Building Materials	1,009,375	7.8%	—	—%
Food & Beverage	1,009,375	7.8%	—	—%
Chemicals	992,437	7.7%	1,000,000	26.3%
Insurance	977,588	7.6%	980,044	25.8%
Printing & Publishing	702,577	5.5%	—	—%
Healthcare	516,250	4.0%	—	—%
Media	512,500	4.0%	—	—%
Gaming & Hotels	510,000	4.0%	—	—%
Entertainment & Leisure	505,938	4.0%	—	—%
U.S. Treasury Securities	4,619,775	35.9%	1,817,762	47.9%
Total	$12,865,400	100.0%	$3,797,806	100.0%

Investment Portfolio Asset Quality

CIM will use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that CIM will use to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and will be presented for indicative purposes. CIM will grade the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

The following is a description of the conditions associated with each investment rating used in this ratings system:

Investment Grade	Description
1	Indicates the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit.
2	Indicates a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected.
3	Indicates that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment grade of 3 requires closer monitoring.
4	Indicates that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment.
5	Indicates that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment.

For investments graded 3, 4, or 5, CIM enhances its level of scrutiny over the monitoring of such portfolio company.

The following table shows our debt investments on the 1 to 5 investment rating scale at fair value as of March 31, 2013 and December 31, 2012, excluding short term investments of $4,619,775 and $1,817,762, respectively:

	March 31, 2013 (unaudited)		December 31, 2012
Investment Rating	Investment at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
1	$—	—%	$—	—%
2	8,245,625	100.0%	1,980,044	100.0%
3	—	—%	—	—%
4	—	—%	—	—%
5	—	—%	—	—%
	$8,245,625	100.0%	$1,980,044	100.0%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the investment portfolio as a result of new investments, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Current Investment Portfolio

As of May 16, 2013, our investment portfolio, excluding our short term investments, consists of interests in 18 first lien and second lien secured term loans primarily to private U.S. companies with an average annual

EBITDA of $60.8 million. The investments were purchased at a weighted average price of 99.08% of par value and our estimated gross annual portfolio yield is 7.23%.

As of May 16, 2013, our short term investments include an investment in a U.S. Treasury Obligations Fund of approximately $6,262,000.

Further, as of May 16, 2013, through a TRS (more fully described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap”), we obtained the economic benefit of owning investments in senior secured, first and second lien, floating-rate loans of 36 portfolio companies.

Results of Operations for the Three Months Ended March 31, 2013

On December 17, 2012, we raised proceeds of at least $2,500,000 from persons not affiliated with us or CIM and commenced operations. Prior to satisfying the minimum offering requirement, we had no operations except for matters relating to our organization and registration as a non-diversified, closed-end management investment company. As a result, no comparisons with the comparable 2012 period have been included. Operating results for the three months ended March 31, 2013 are as follows:

Investment income	$68,126
Net operating expenses	114,810
Net investment loss	(46,684)
Net realized gain from investments	4,533
Net change in unrealized appreciation on investments	124,282
Net realized gain on total return swap	205,723
Net change in unrealized appreciation on total return swap	331,290
Net increase in net assets resulting from operations	$619,144

Investment Income

For the three months ended March 31, 2013, we generated investment income of $68,126, which was primarily attributable to investments in 11 portfolio companies with a total par amount of approximately $8,184,000 as of March 31, 2013. We primarily generate revenue in the form of interest income on the debt securities that we hold and capital gains on debt or other equity interests that we acquire in portfolio companies. Our senior debt investments typically bear interest at a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued, but unpaid, interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized when earned.

Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory and administration agreements. Our investment advisory fee compensates CIM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. CIM is responsible for compensating AIM for its services pursuant to the investment sub-advisory agreement. We bear all other expenses of our operations and transactions, including, without limitation:

•	corporate expenses relating to borrowings and cost associated with the offering of our common stock, subject to limitations included in the administration agreement;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	investment advisory fees;
•	fees payable to third parties relating to, or associated with, making, monitoring and disposing of investments and valuing investments and enforcing our contractual rights, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;
•	fees and expenses associated with our marketing efforts;
•	interest payable on debt, if any, incurred to finance our investments;
•	federal and state registration fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of proxy statements, shareholders’ reports and notices;
•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments; and
•	all other expenses incurred by CIM, AIM or us in connection with administering our business, including expenses incurred by CIM or AIM in performing its obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by CIM, to the extent that each of them is not a person with a controlling interest in CIM or any of its affiliates, subject to the limitations included in the investment advisory and administration agreements, as applicable.

The composition of our operating expenses for the three months ended March 31, 2013 was as follows:

Management fees	$44,742
Administrative services expense	263,555
Capital gains incentive fee	117,023
General and administrative	508,863
Total expenses	934,183
Less: expense reimbursement from IIG	(819,373)
Net operating expenses	$114,810

Expense Reimbursement

Our affiliate, IIG, has agreed to reimburse us commencing with the quarter ended December 31, 2012 for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Pursuant to the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders. We or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the investment advisory agreement with CIM, we may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of our expenses in future quarters. For the three months ended March 31, 2013, we recorded $819,373 of expense reimbursement from IIG in connection with the expense support and conditional reimbursement agreement.

In addition, we will only make reimbursement payments if (i) our ratio of operating expenses to average net assets, or our operating expense ratio, is equal to or less than our operating expense ratio at the time the corresponding expense payment was incurred and if (ii) the annualized rate of our regular cash distributions to shareholders is equal to or greater than the annualized rate of our regular cash distributions to shareholders at the time the corresponding expense payment was incurred.

The table below presents a summary of all expenses funded by IIG and other information relating to our ability to reimburse IIG for such payments for the three months ended December 31, 2012 and March 31, 2013.

Three Months Ended	Expense Support from IIG	Expense Support Reimbursed to IIG	Unreimbursed Expense Support	Ratio of Operating Expenses to Average Net Assets for the Period(1)	Annualized Distribution Rate for the Period(3)		Eligible for Reimbursement through
December 31, 2012	$116,706	$—	$116,706	0.93%	0.00	%(2)	December 31, 2015
March 31, 2013	819,373	—	819,373	2.75%	7.00%		March 31, 2016
Total	$936,079	$—	$936,079

(1)	Operating expenses include all expenses borne by us, except for organizational and offering expenses, base management fees, incentive fees, administrative services expenses and other general and administrative expenses owed to our Adviser and affiliates and interest expense.
(2)	We did not declare any distributions during the three months ended December 31, 2012.
(3)	Annualized Distribution Rate equals the annualized rate of distributions paid to shareholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. Annualized Distribution Rate does not include special cash or stock distributions paid to shareholders.

Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. As a result, we may or may not be requested to reimburse any such costs by IIG.

Net Investment Loss

Our net investment loss totaled $46,684 for the three months ended March 31, 2013.

Net Realized Gain from Investments

For the three months ended March 31, 2013, we recorded a net realized gain from investments of $4,533, which was primarily due to the sale of one investment for a gain of $4,375.

Net Change in Unrealized Appreciation on Investments

For the three months ended March 31, 2013, the net change in unrealized appreciation on our investments totaled $124,282. This change was primarily driven by the tightening of credit spreads as demand for senior loans increased during the quarter.

Net Realized Gain on TRS

For the three months ended March 31, 2013, we recorded a net realized gain on TRS of $205,723. This realized gain was primarily due to 22 sale and refinancing transactions of all or part of certain underlying loans subject to the TRS for a gain of approximately $205,000.

Net Change in Unrealized Appreciation on TRS

For the three months ended March 31, 2013, our investments in the TRS had $331,290 of unrealized appreciation. This change was primarily driven by the tightening of credit spreads as demand for senior loans increased during the quarter.

Net Increase in Net Assets Resulting from Operations

For the three months ended March 31, 2013, we recorded a net increase in net assets resulting from operations of $619,144.

Results of Operations for the Period from January 31, 2012 (Inception) to December 31, 2012

On December 17, 2012, we raised proceeds of at least $2,500,000 from persons who are not affiliated with us or CIM and commenced operations. Operating results for the period from January 31, 2012 (Inception) to December 31, 2012 are as follows:

Investment income	$2,692
Net operating expenses	—
Net investment income	2,692
Net realized gain from investment	44
Net change in unrealized appreciation on investments	9,933
Net change in unrealized appreciation on total return swap	12,493
Net increase in net assets resulting from operations	$25,162

Investment Income

From the commencement of our operations on December 17, 2012 through December 31, 2012, we engaged in limited operations and generated limited investment income of $2,692, which was attributable to $1,972,500 of investments in two portfolio companies. We primarily generate revenue in the form of interest income on the debt securities that we hold and capital gains on debt or other equity interests that we acquire in portfolio companies. Our senior debt investments bear interest at a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued, but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized when earned.

Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory and administration agreements. Our investment advisory fee compensates CIM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. CIM is responsible for compensating AIM for its services pursuant to the investment sub-advisory agreement. We bear all other expenses of our operations and transactions, including, without limitation:

•	corporate expenses relating to borrowings and cost associated with the offering of our common stock, subject to limitations included in the administration agreement;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	investment advisory fees;
•	fees payable to third parties relating to, or associated with, making, monitoring and disposing of investments and valuing investments and enforcing our contractual rights, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with our marketing efforts;
•	interest payable on debt, if any, incurred to finance our investments;
•	federal and state registration fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;

•	costs of proxy statements, shareholders’ reports and notices;
•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments; and
•	all other expenses incurred by CIM, AIM or us in connection with administering our business, including expenses incurred by CIM or AIM in performing its obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by CIM, to the extent that they are not a person with a controlling interest in CIM or any of its affiliates, subject to the limitations included in the investment advisory and administration agreements, as applicable.

The composition of our operating expenses for the period from January 31, 2012 (Inception) through December 31, 2012 was as follows:

Management fees	$1,567
Administrative services expense	38,966
Capital gains incentive fee	4,494
General and administrative	71,679
Total expenses	116,706
Less: expense reimbursement from IIG	(116,706)
Net operating expenses	$—

Expense Reimbursement

Our affiliate, IIG, has agreed to reimburse us commencing with the quarter ended December 31, 2012 for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Pursuant to the expense support and conditional reimbursement agreement entered into with IIG, or the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders. We or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the investment advisory agreement with CIM, we may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of our expenses in future quarters. For the period from January 31, 2012 (Inception) through December 31, 2012, we recorded $116,706 of expense reimbursement from IIG in connection with the expense support and conditional reimbursement agreement. At December 31, 2012, all expense reimbursements made by IIG are eligible to be reimbursed by us through

December 31, 2015. Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. As a result, we may or may not be requested to reimburse any further costs by IIG.

Net Investment Income

Our net investment income totaled $2,692 for the period from January 31, 2012 (Inception) to December 31, 2012.

Net Realized Gain from Investment

Certain of our investments were purchased at a discount to par value. We received principal repayments of $2,500 during the period from January 31, 2012 (Inception) to December 31, 2012, from which we realized a net gain of $44.

Net Change in Unrealized Appreciation on Investments

For the period from January 31, 2012 (Inception) to December 31, 2012, the net change in unrealized appreciation on our investments totaled $9,933. This change was primarily due to an increase in the fair value of the investments in our investment portfolio.

Net Change in Unrealized Appreciation on TRS

For the period from January 31, 2012 (Inception) to December 31, 2012, our investments in the TRS had $12,493 of unrealized appreciation. This change was primarily due to an increase in the fair value of certain underlying loans subject to the TRS.

Net Increase in Net Assets Resulting from Operations

For the period from January 31, 2012 (Inception) to December 31, 2012, we recorded a net increase in net assets resulting from operations of $25,162.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. We are engaged in a continuous offering of shares of our common stock. We accept subscriptions on a continuous basis and issue shares at semi-monthly closings at prices that, after deducting selling commissions and dealer manager fees, are at or above our net asset value per share.

We will sell our shares on a continuous basis at our latest public offering price of $10.24 per share, effective May 16, 2013; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in the offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each semi-monthly closing on the sale of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value no later than 48 hours prior to the time that we price our shares. In connection with each semi-monthly closing, we will, in each case if necessary, update the information contained in our prospectus by filing a prospectus supplement with the SEC, and we will also post any updated information to our website.

The net proceeds from our continuous offering will be invested primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less prior to being invested in debt securities of private U.S. companies.

As of March 31, 2013, we had $4,619,775 in short term investments, primarily invested in U.S. government securities.

We may borrow funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our shareholders. Any borrowings we make are required to be in compliance with the provisions of the 1940 Act. We do not currently anticipate issuing any preferred stock.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy as of the effective date of this prospectus.

Total Return Swap

On December 17, 2012, Flatiron, our newly-formed, wholly-owned, special purpose financing subsidiary, entered into a TRS with Citibank.

The TRS with Citibank enables us, through our ownership of Flatiron, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Flatiron borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Flatiron under the TRS are non-recourse to us and our exposure under the TRS is limited to the value of our investment in Flatiron, which generally will equal the value of cash collateral provided by Flatiron under the TRS. Pursuant to the terms of the TRS, Flatiron may select loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of the lesser of (a) $150.0 million and (b) 140% of the aggregate amount of cash contributed to our equity capital during the first nine months of the TRS and not withdrawn during that period, or the maximum portfolio amount. Flatiron is required to initially cash collateralize a specified percentage of each loan (generally 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Flatiron agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Flatiron are available to pay our debts.

Each individual loan must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Flatiron receives from Citibank all interest and fees payable in respect of the loans included in the TRS. Flatiron pays to Citibank interest at a rate equal to, in respect of each loan included in the TRS, the floating rate index specified for such loan + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Flatiron will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Flatiron may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Flatiron may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Flatiron. The amount of collateral required to be posted by Flatiron is determined primarily on the basis of the aggregate value of the underlying loans.

We have no contractual obligation to post any such additional collateral or to make any interest payments to Citibank on behalf of Flatiron. We may, but are not obligated to, increase our investment in Flatiron for the purpose of funding any additional collateral or payment obligations for which Flatiron may become obligated during the term of the TRS. If we do not make any such additional investment in Flatiron and Flatiron fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Flatiron under the TRS. In the event of an early termination of the TRS, Flatiron would be required to pay an early termination fee.

Citibank may terminate the TRS on or after December 17, 2013, or the call date. Flatiron may terminate the TRS at any time upon providing no more than 30 days prior notice to Citibank. Any termination prior to the call date will result in payment of an early termination fee to Citibank based on the maximum portfolio amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments that would be owed by Flatiron to Citibank for the period from the termination date through and including the call date. Such monthly payments will equal the product of 60% of the maximum portfolio amount, multiplied by 1.25% per annum. We estimate the early termination fee would have been approximately $132,000 as of March 31, 2013. Other than during the first nine months and last 180 days of the term of the TRS, Flatiron may be required to pay a minimum usage fee in connection with the TRS. At March 31, 2013, Flatiron was not subject to a minimum usage fee.

In connection with the TRS, Flatiron is required to comply with various covenants and reporting requirements as defined in the TRS Agreement. We are in compliance with these covenants and reporting requirements as of March 31, 2013.

CIM has not taken any incentive fees with respect to our TRS to date. To the extent that we have in place a TRS and intend to take incentive fees with respect to the TRS, management will recommend to our board of directors that it submit to our shareholders, and recommend for approval at a special meeting of shareholders, an amendment to revise our investment advisory agreement to provide that, when calculating the incentive fees for a TRS, the fee will be calculated on a “look through” basis. Once such approval has been obtained, for purposes of computing the capital gains incentive fee, we would treat the net realized gains or losses on the sale or maturity of the underlying TRS loans as realized gains or losses on the TRS. For purposes of computing the subordinated incentive fee on income, we would treat the interest spread, which represents the difference between (i) the interest and fees received on the underlying TRS loans and (ii) the interest paid to Citibank on the settled notional value of the TRS loans, as pre-incentive fee net investment income on the TRS. Accordingly, all net realized economic benefits associated with the underlying TRS loans, if any, would be included in the computation of either the capital gains incentive fee or the subordinated incentive fee on income. Any unrealized appreciation on the TRS would be reflected in total assets on our consolidated balance sheets and included in the computation of the base management fee.

The value of the TRS is based primarily on the valuation of the underlying portfolio of loans subject to the TRS. Pursuant to the terms of the TRS, on each business day, Citibank values each underlying loan in good faith on a mark-to-market basis by determining how much Citibank would receive on such date if it sold the loan in the open market. Citibank reports the mark-to-market values of the underlying loans to Flatiron. Each of the loans underlying the TRS is required to be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service.

As of March 31, 2013 and December 31, 2012, the fair value of the TRS was $343,783 and $12,493, respectively. The fair value of the TRS is reflected as unrealized appreciation on total return swap on our consolidated balance sheets. The change in value of the TRS is reflected in our consolidated statement of operations as net change in unrealized appreciation on total return swap. As of March 31, 2013, Flatiron had selected 22 underlying loans with a total notional amount of $13,961,686 and posted $3,490,731 in cash collateral held by Citibank (of which only $3,490,422 was required to be posted), which is reflected in due from counterparty on our consolidated balance sheets. As of December 31, 2012, Flatiron had selected five underlying loans with a total notional amount of $2,883,100 and posted $729,325 in cash collateral held by Citibank (of which only $720,775 was required to be posted).

For purposes of the asset coverage ratio test applicable to us as a BDC, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Flatiron under the

TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

RIC Status and Distributions

We declared our first distribution on January 14, 2013. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare on a monthly basis a semi-monthly distribution amount per share of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. During certain quarters, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital for tax purposes. Any distributions to our shareholders will be declared and paid from assets legally available for distribution. There can be no assurance that we will be able to sustain distributions at any particular level.

Our board of directors declared distributions for six record dates in the three months ended March 31, 2013. Declared distributions are paid monthly. The following table presents the cash distributions per share that were declared during the three months ended March 31, 2013:

	Distributions
Three Months Ended	Per Share	Amount
March 31, 2013	$0.1769	$208,766

On April 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029721 per share each, which were paid on May 1, 2013 to shareholders of record on April 15, 2013 and April 30, 2013, respectively. On May 15, 2013, our board of directors declared two regular semi-monthly cash distributions of $0.029721 per share and $0.029867 per share, payable on June 3, 2013 to shareholders of record as of May 15, 2013 and May 31, 2013, respectively. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We intend to make our ordinary distributions in the form of cash out of assets legally available for distribution, unless shareholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. shareholder.

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Generally, a RIC is entitled to a deduction for federal income tax purposes for distributions paid to shareholders if it distributes at least 90% of its “Investment Company Taxable Income,” as defined by the Code, each year. To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, a RIC would need to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

Each year, a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We have adopted an “opt in” distribution reinvestment plan for our shareholders. As a result, if we make a distribution, our shareholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to shareholders in the future from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG. We have not established limits on the amount of funds we may use from available sources to make distributions.

The following table reflects the sources of the cash distributions that we have declared on our common stock during the three months ended March 31, 2013:

Source of Distribution	Distribution Amount	Percentage
Realized gain on investments and total return swap	$208,766	100%
Total	$208,766	100%

Our net investment income (loss) on a tax basis for the three months ended March 31, 2013 and for the period from January 31, 2012 (Inception) through December 31, 2012 was ($46,684) and $2,692, respectively. As of March 31, 2013, we had no tax-basis net investment income earned to distribute.

There were no differences between our GAAP-basis net investment income and our tax-basis net investment income.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of March 31, 2013 and December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2013 (unaudited)	December 31, 2012
Undistributed net investment income	$—	$2,692
Undistributed net realized gain from investments	1,534	44
Net unrealized appreciation on investments and total return swap(1)	477,998	22,426
	$479,532	$25,162

(1)	As of March 31, 2013 and December 31, 2012, the gross unrealized appreciation on our investments and the underlying loans of our total return swap was $478,919 and $28,051, respectively. As of March 31, 2013 and December 31, 2012, the gross unrealized depreciation on our investments and the underlying loans of our total return swap was $921 and $5,625, respectively.

The aggregate cost of our investments for federal income tax purposes totaled $12,731,185 and $3,787,873 as of March 31, 2013 and December 31, 2012, respectively. The aggregate net unrealized appreciation on a tax basis, including our TRS, was $477,998 and $22,426 as of March 31, 2013 and December 31, 2012, respectively.

Recent Accounting Pronouncements

We do not believe any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material adverse effect on our consolidated financial statements.

Critical Accounting Policies

Our consolidated financial statements are prepared in conformity with US GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating results occur, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

The value of our assets will be determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, at fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it will do so in conjunction with the application of our valuation procedures by CIM.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our consolidated financial statements.

In making fair value determinations, the following guidelines will generally be used.

Valuation Methods

Investments where a market price is readily available:

Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the “bid” and the “ask” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by CIM.

Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security,

CIM will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.

Investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.
(ii)	Valuations implied by third-party investments in the applicable portfolio companies.
(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.

Below is a description of factors that our board of directors may consider when valuing our equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;
•	prevailing interest rates for like securities;
•	expected volatility in future interest rates;
•	leverage;
•	call features, put features and other relevant terms of the debt;
•	the borrower’s ability to adequately service its debt;
•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;
•	the quality of collateral securing our debt investments;
•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and
•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Unrealized appreciation and depreciation on the total return swap represents the change in fair value plus net accrued interest of the underlying reference investments.

Credit default swaps and interest rate swaps, if any, will be valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.

Valuation Process

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by certain of CIM’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including an independent valuation firm, if applicable;
•	preliminary valuation conclusions will then be documented and discussed with CIM’s valuation committee;

•	CIM’s valuation committee will review the preliminary valuation, and, if applicable, deliver such preliminary valuation to an independent valuation firm for its review;
•	CIM’s valuation committee, or its designee, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;
•	designated members of CIM’s management team will respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;
•	our audit committee meets with members of CIM’s management team and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and
•	our board of directors will discuss the valuation and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of CIM, the audit committee and any third-party valuation firm, if applicable.

Our board of directors will be responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our consistently applied valuation procedures and valuation process. We intend to value all of our Level 2 assets by using inputs from an independent third-party pricing service that will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we may obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that we hold Level 2 investments for which no meaningful secondary market exists, and, therefore, no meaningful bid and ask prices can be readily obtained, the Adviser’s valuation committee will utilize an independent third-party valuation service to value such investments as described in the next paragraph. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by an independent valuation firm and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

Given the expected types of investments, excluding short term investments that are classified as Level 1, management expects our portfolio holdings to be classified in Level 2 or Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 2 and Level 3 investments, such fair value estimates may differ significantly from the values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned. Inputs used in the valuation process are subject to variability in the future and can result in materially different fair values.

Short Term Investments

Short term investments include an investment in a U.S. Treasury Obligations Fund that seeks to provide current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements collateralized by such securities. We had approximately $4,619,775 and $1,817,762 of such investments at March 31, 2013 and December 31, 2012, respectively, which are included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedule of investments.

Revenue Recognition

Securities transactions are accounted for on the trade date. We record interest and dividend income on an accrual basis beginning on the settlement date to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company and valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest or dividends on loans and debt securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discounts and market discounts/premiums are capitalized and we amortize such amounts as adjustments to interest income over the respective term of the loan. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Derivative Instrument

Our only derivative instrument is our total return swap. We mark our derivative to market through net changes in unrealized appreciation (depreciation) on our total return swap in the consolidated statement of operations.

Payment-in-Kind Interest

We may have investments in our investment portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to shareholders in the form of distributions, even if we have not collected any cash.

Organization Costs

Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to our organization. All organization costs have been funded by IIG and its affiliates and there is no liability for the organization costs to us until IIG submits such costs for reimbursement. We will expense organization costs when incurred, if and when IIG submits such costs for reimbursement. As of March 31, 2013 and December 31, 2012, IIG and its affiliates have incurred approximately $192,000 of organization costs, which may be subject to reimbursement by us. No additional organization costs have been incurred subsequent to March 31, 2013.

Offering Expenses

Offering expenses include, among other things, legal fees and other costs pertaining to the preparation of our registration statement in connection with the public offering of our shares. Certain offering expenses have been funded by IIG and its affiliates and there is no liability for these offering expenses to us until IIG and its affiliates submit such costs for reimbursement. On December 17, 2012, we incurred and capitalized offering expenses of $1,000,000 that were submitted for reimbursement by IIG. These expenses are amortized over a twelve month period as an adjustment to capital in excess of par value. We will expense any additional offering expenses if and when IIG submits such costs for reimbursement. The unamortized balance of these expenses is reflected in our balance sheets as deferred offering expenses, net. At March 31, 2013 and December 31, 2012, IIG and its affiliates have incurred approximately $825,000 of unreimbursed offering expenses, which may be subject to reimbursement by us. No additional offering expenses have been incurred subsequent to March 31, 2013. See “— Related Party Transactions” below for more information on offering costs.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our shareholders, for each taxable year, at least

90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If we qualify as a RIC and satisfy the annual distribution requirment, we will not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders. We intend to make distributions in an amount sufficient to maintain our RIC status each year and to avoid any federal income taxes on income. We will also be subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. See “Material U.S. Federal Income Tax Considerations.”

Book and tax basis differences relating to permanent book and tax differences are reclassified among our capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP. During the three months ended March 31, 2013, we declared distributions of approximately $209,000. We did not pay any distributions in 2012.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by the taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. As of and for the three months ended March 31, 2013 and as of and for the period from January 31, 2012 (Inception) through December 31, 2012, we did not have any uncertain tax positions.

Distributions

Distributions to our shareholders are recorded as of the record date. Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize, declare and pay cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement we entered into with CIM, the incentive fee on capital gains earned on liquidated investments of our portfolio will be determined and payable in arrears as of the end of each calendar year. Such fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to CIM as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Related Party Transactions

We have entered into an agreement with CIM to provide us with investment advisory services. Payments for investment advisory services under the investment advisory agreement in future periods will be equal to (a) an annual base management fee of 2.0% of the average value of our gross assets, excluding cash and cash equivalents, and (b) an incentive fee based on our performance. ICON Capital, and to the extent requested to provide such services and such services are so provided, CIM and AIM and their respective affiliates, may be reimbursed for administrative expenses incurred on our behalf.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in our investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceed realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, we would not be required to pay CIM a capital gains incentive fee.

We and CIM have engaged AIM to act as our investment sub-adviser, as AIM possesses skills that we believe will aid us in achieving our investment objective. AIM will only assist CIM with identifying investment opportunities and will make investment recommendations for approval by CIM according to pre-established investment guidelines. See “Investment Sub-Advisory Agreement.” On an annualized basis, AIM will receive 50% of the fees payable to CIM under the investment advisory agreement with respect to each year, which fees are payable to AIM quarterly in arrears.

CIM’s affiliate, ICON Capital, will provide us with accounting, investor relations and other administrative services. We entered into an administration agreement with ICON Capital pursuant to which ICON Capital will furnish us with administrative services necessary to conduct our day-to-day operations. ICON Capital will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital.

In December 2012, pursuant to a private placement, IIG completed the purchase of 111,111 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. IIG will not tender its shares for repurchase as long as CIM remains our investment adviser. Further, in December 2012, pursuant to a private placement, Apollo Principal Holdings III, L.P. completed the purchase of 111,111 shares of common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Apollo will not tender its shares for repurchase as long as AIM remains our sub-adviser.

Our affiliate, IIG, has agreed to reimburse us commencing with the quarter ended December 31, 2012 for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Pursuant to the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders. We or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the investment advisory agreement with CIM, we may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of our expenses in future quarters. For the three months ended March 31, 2013, we recorded $819,373 of expense reimbursement from IIG in connection with the expense support and conditional reimbursement agreement. For the period from January 31, 2012 (Inception) through December 31, 2012, we recorded $116,706 of expense reimbursement from IIG in connection with the expense support and conditional reimbursement agreement.

In addition, we will only make reimbursement payments if (i) our ratio of operating expenses to average net assets, or our operating expense ratio, is equal to or less than our operating expense ratio at the time the corresponding expense payment was incurred and if (ii) the annualized rate of our regular cash distributions to shareholders is equal to or greater than the annualized rate of our regular cash distributions to shareholders at the time the corresponding expense payment was incurred.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG, which are subject to recoupment. We have not established limits on the amount of funds we may use from available sources to make distributions. For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to reduce our operating expenses and to avoid such distributions being characterized as returns of capital for tax purposes. One effect of reducing our operating expenses would be to potentially avoid a distribution being characterized as a return of capital for GAAP purposes. Despite this, we may still have distributions which could be characterized as a return of capital for GAAP purposes. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to us in future periods. For the three months ended March 31, 2013, if expense reimbursements from IIG of $819,373 were not supported, none of the distributions would be a return of capital.

The table below presents a summary of all expenses funded by IIG and other information relating to our ability to reimburse IIG for such payments for the three months ended December 31, 2012 and March 31, 2013.

Three Months Ended	Expense Support from IIG	Expense Support Reimbursed to IIG	Unreimbursed Expense Support	Ratio of Operating Expenses to Average Net Assets for the Period(1)	Annualized Distribution Rate for the Period(3)		Eligible for Reimbursement through
December 31, 2012	$116,706	$—	$116,706	0.93%	0.00	%(2)	December 31, 2015
March 31, 2013	819,373	—	819,373	2.75%	7.00%		March 31, 2016
Total	$936,079	$—	$936,079

(1)	Operating expenses include all expenses borne by us, except for organizational and offering expenses, base management fees, incentive fees, administrative services expenses and other general and administrative expenses owed to our Adviser and affiliates and interest expense.
(2)	We did not declare any distributions during the three months ended December 31, 2012.
(3)	Annualized Distribution Rate equals the annualized rate of distributions paid to shareholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. Annualized Distribution Rate does not include special cash or stock distributions paid to shareholders.

Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. As a result, we may or may not be requested to reimburse any such costs funded by IIG.

Our payment of organization costs and offering expenses (including reimbursement of costs incurred by IIG and its affiliates) is capped at 1.5% of the gross proceeds from our offering. If we sell the maximum number of shares at $10.24 per share, then we estimate that we may incur up to approximately $15,360,000 of expenses. Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes IIG, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization costs and offering expenses have been reimbursed. At March 31, 2013 and December 31, 2012, IIG and its affiliates incurred organization costs and offering expenses of approximately $2,017,000, of which $1,000,000 have been reimbursed by us. No additional organization costs or offering expenses have been incurred subsequent to March 31, 2013. The decision to fund our organization costs and offering expenses and the decision to seek reimbursement for such costs is solely at the discretion of IIG and its affiliates. As a result, we may or may not be requested to reimburse any such costs by IIG. To the extent that payments of organization costs and offering expenses exceed the 1.5% cap at the end of the offering period, any excess amounts may be recoverable from IIG and its affiliates.

On December 17, 2012, we and IIG net cash settled IIG’s purchase of 111,111 shares of our common stock at $9.00 per share and our payment to IIG of $1,000,000 for offering expenses submitted for reimbursement.

The investment advisory agreement, the investment sub-advisory agreement, the administration agreement and the dealer-manager agreement each provide certain indemnifications from us to the other relevant parties to such agreements. Our maximum exposure under these agreements is unknown. However, we have not experienced claims or losses pursuant to these agreements and believe the risk of loss related to such indemnifications to be remote.

If any of our contractual obligations discussed above is terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services that we expect to receive pursuant to our investment advisory agreement, our investment sub-advisory agreement, our administration agreement and the dealer-manager agreement. Any new investment advisory agreement would also be subject to approval by our shareholders.

Contractual Obligations

In 2012, we entered into an unsecured financing arrangement with Flatiron Capital, an unaffiliated third party, for directors and officers insurance in an amount of approximately $179,000. Payments under the financing arrangement were due in 10 equal installments, with final payment on April 19, 2013. As of March 31, 2013, approximately $18,000 was outstanding under the financing arrangement at a fixed interest rate of 3.99%, which is included in financing arrangement on our consolidated balance sheets. For purposes of the asset coverage ratio test applicable to us as a BDC, this amount is treated as a senior security.

On December 17, 2012, Flatiron, our newly-formed, wholly-owned, special purpose financing subsidiary, entered into a TRS with Citibank. See “— Financial Condition, Liquidity and Capital Resources — Total Return Swap” for a more detailed description of the TRS.

Commitments and Contingencies and Off-Balance Sheet Arrangements

Commitments and Contingencies

We have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Subsequent Event

Under the terms of the investment advisory agreement between us and CIM, CIM and certain of its affiliates (including IIG) are entitled to receive reimbursement of organization and offering costs of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Previously, we interpreted “raised” to mean all gross proceeds that we expected to raise through the completion of the offering of our shares, rather than actual gross proceeds raised through the date of the reimbursement. Consistent with such application and since we believed we would raise at least $100 million through the completion of the offering of our shares, upon commencement of operations on December 17, 2012, we issued 111,111 shares of our common stock at $9.00 per share to IIG in lieu of payment of $1,000,000 for organization and offering expenses submitted for reimbursement. The transaction satisfied an independent obligation of IIG to invest $1,000,000 in our shares. Through that date, we had raised gross proceeds from unaffiliated outside investors of $2,639,439 and from affiliated investors of $2,000,000, which, applying 1.5% of actual proceeds raised through the date of reimbursement, would have resulted in CIM being entitled to $69,592.

With respect to any future reimbursements for organization and offering costs, we will interpret the 1.5% cap based on actual gross proceeds raised at the time of such reimbursement. In addition, we will not issue any of our shares or other securities for services or for property other than cash or securities except as a dividend or distribution to our security holders or in connection with a reorganization. Consistent with this interpretation, on May 30, 2013, IIG paid us $1,000,000, plus interest accrued at a rate of 7% per annum.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2013 and December 31, 2012, 100% of our portfolio investments and underlying loans subject to the TRS paid variable interest rates, except for our short term investments, which are invested in U.S. Treasury securities and repurchase agreements and have fixed rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we may hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee preferred return, as defined in our investment advisory agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to CIM with respect to our pre-incentive fee net investment income.

Under the terms of the TRS with Citibank, we pay fees to Citibank at a floating rate based on LIBOR (and some cases prime rate) in exchange for the right to receive the economic benefit of a pool of loans. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. Our interest rate risk management techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates could have a materially adverse effect on our business, financial condition and results of operations.

The following table shows the effect over a twelve month period of changes in interest rates on our net interest income, excluding short term investments, assuming no changes in our investment portfolio and TRS Agreement in effect as of March 31, 2013:

LIBOR Basis Point Change	Increase (Decrease) in Net Interest Income(1)	Percentage Change in Net Interest Income
Down 29 basis points	$38,316	3.4%
Current LIBOR	—	—
Up 100 basis points	(112,624)	(9.9%)
Up 200 basis points	(38,905)	(3.4%)
Up 300 basis points	34,814	3.1%

(1)	Includes the net effect of the change in interest rates on the unrealized appreciation (depreciation) on the TRS. Pursuant to the TRS, we receive from Citibank all interest payable in respect of the loans subject to the TRS and pay to Citibank interest at a rate equal to the floating rate index specified for each loan (typically LIBOR of varying maturities) plus 1.25% per annum on the full notional amount of the loans subject to the TRS. As of March 31, 2013, all of the loans subject to the TRS paid variable interest rates. This table assumes no change in defaults or prepayments by portfolio companies over the next twelve months.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

Staffing

We do not currently have any employees and we do not currently intend to hire any in the future. The compensation of our chief financial officer, Keith S. Franz, and our chief compliance officer, Michael R. Manley, will be paid by CIM. We will reimburse CIM for the compensation paid to our chief financial officer and his staff and our chief compliance officer and his staff. See “Administration Agreement,” “Management — Board of Directors and Executive Officers — Executive Officers Who are Not Directors” for a biography of Messrs. Franz and Manley.

Each of our executive officers described under “Management” is a principal or officer of CIM, which manages and oversees our investment operations. In the future, CIM may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement.”

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our executive offices are located at 3 Park Avenue, 36th Floor, New York, New York 10016. We believe that our office facilities are adequate for our business as it is presently conducted.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of March 31, 2013 and December 31, 2012. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of December 31, 2012 is attached as an exhibit to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2012(5)	$2,226,457	3.02	—	N/A
2013 (as of March 31, 2013)(5)	$10,489,215	2.50	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.
(5)	For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Flatiron under the TRS, as a senior security for the life of that instrument. At March 31, 2013 and December 31, 2012, the outstanding notional amount of the TRS, less the initial amount of cash collateral posted, was $10,470,955 and $2,153,775, respectively. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC. For purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

INVESTMENT OBJECTIVE AND STRATEGY

CĪON Investment Corporation

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements.

We are managed by CIM, a registered investment adviser and affiliate of ours. CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. We and CIM have engaged AIM, a subsidiary of Apollo and a registered investment adviser under the Advisers Act, to act as our investment sub-adviser. AIM will only assist us with identifying investment opportunities and will make investment recommendations for approval by CIM, according to pre-established investment guidelines. All of our investment decisions will be the sole responsibility of, and will be made at the sole discretion of CIM. Pursuant to the terms of the investment sub-advisory agreement among us, CIM and AIM, AIM will not be responsible or liable for any such investment decision and will only provide the investment advisory services expressly set forth in the investment sub-advisory agreement and will not be responsible or liable for the provision of any other service. We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. We will seek to meet our investment objective by utilizing the experienced management teams of both CIM and AIM, which includes their access to the relationships and human capital of Apollo and IIG, in sourcing, evaluating and structuring transactions. We intend to focus primarily on senior secured loans, including unitranche loans, and, to a lesser extent, second lien loans and mezzanine loans of private and thinly-traded U.S. middle-market companies. We define middle-market companies as companies that generally possess annual EBITDA of $50 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.

In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities, which may be deemed “non-qualifying assets” for the purpose of complying with investment restrictions under the 1940 Act. See “Regulation — Qualifying Assets.”

In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, typically in conjunction with one of our debt investments or through a co-investment with a financial sponsor. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities. However, such investments are not expected to be significant. Once we raise sufficient capital, we expect that our investments will generally range between $5 million and $50 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of CIM subject to oversight by our board of directors. Prior to raising sufficient capital, we have made and intend to make smaller investments in syndicated loan opportunities, which typically include investments in companies with EBITDA of greater than $50 million, subject to liquidity and diversification constraints.

To enhance our opportunity for gain, we employ leverage as market conditions permit and at the discretion of CIM, but in no event will leverage employed exceed 50% of the value of our assets as required by the 1940 Act. See “Risk Factors — Risks Related to Our Investments” for a discussion of the risks inherent in our target portfolio company investments.

We do not currently intend to list our securities on an exchange and do not expect a public market to develop for them in the foreseeable future. We believe that an unlisted structure is more appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view similar to that of other types of private investment funds, instead of managing to quarterly market expectations like listed structures might. In addition, because our common stock will not be listed on a national securities exchange, we will be able to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets. To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program.

In connection with that program, we intend, but are not required, to conduct quarterly repurchase offers beginning in the first quarter of 2014. This will be the only method of liquidity that we offer prior to a liquidity event. See “Share Repurchase Program.” Therefore, shareholders may not be able to sell their common stock promptly or at a desired price. Shareholders who are able to sell their common stock may sell such common stock at a price below their initial purchase price and/or our current net asset value per share as a result of fluctuation in our net asset value per share.

Although we do not currently intend to list our common stock on an exchange and do not expect a public market to develop for them in the foreseeable future, we intend to complete a liquidity event within three to five years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “Liquidity Strategy” for a discussion of what constitutes a liquidity event. However, there can be no assurance that we will be able to complete a liquidity event.

As a BDC, we will be subject to certain regulatory restrictions in making our investments with entities with which we may be restricted from doing so under the 1940 Act, such as CIM, AIM and their respective affiliates, unless we obtain an exemptive order from the SEC or co-invest alongside such affiliates in accordance with existing regulatory guidance. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to co-invest alongside such affiliates or that we will be able to obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor AIM nor their respective affiliates are obligated to offer us the right to participate in any transactions.

About CIM

CIM is a registered investment adviser. Our Adviser is a subsidiary of IIG and an affiliate of ICON Capital. ICON is a leading asset manager that provides innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. ICON is headquartered in New York, with offices in Boston, Tulsa, London and Singapore.

Mark Gatto and Michael A. Reisner, together with Sean Connor, Harry Giovani, Keith S. Franz and Michael R. Manley, form the senior management team of CIM. Both Messrs. Gatto and Reisner have significant managerial and investing experience and serve as our co-chairmen, co-presidents and co-chief executive officers. See “Management” for biographical information regarding Messrs. Gatto, Reisner, Connor, Giovani, Franz and Manley.

CIM’s senior management team has extensive experience in lending to private U.S. middle-market companies and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, focusing on risk management and delivering risk-adjusted returns that typically are collateralized by a company’s business-essential equipment or corporate infrastructure.

All new investment decisions will require the unanimous approval of CIM’s investment committee, which is currently comprised of Messrs. Gatto, Reisner and Giovani. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and will annually review the compensation we pay to CIM and determine that the provisions of the investment advisory agreement are carried out. See “Investment Advisory Agreement.”

About ICON

With more than 25 years of experience in the alternative asset management industry, ICON and its affiliates have managed investments for more than 58,000 investors and made approximately $4.5 billion in total investments. ICON, through its managed funds, provides direct financing to private and public companies worldwide. ICON provides secured financing to businesses in industries such as marine, manufacturing, transportation, automotive, energy and power, telecommunications, and industrial and mining. ICON also currently sponsors an oil and gas managed fund that is raising capital to primarily invest in oil and natural gas development wells located in the Mid-Continent region of the U.S. ICON and affiliated entities also provide distribution services.

Pursuant to an administration agreement, ICON Capital furnishes us with office facilities, equipment, and clerical, bookkeeping and record keeping services. ICON Capital will also oversee our financial records as well as prepare our reports to shareholders and reports filed with the SEC. ICON Capital will also perform the calculation and publication of our net asset value, oversee the preparation and filing of our tax returns, the payment of our expenses and the performance of various third party service providers. Furthermore, ICON Capital will provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. See “Administration Agreement.”

About AIM

We and CIM have engaged AIM, a registered investment adviser, to act as our investment sub-adviser, as AIM possesses skills that we believe will aid us in achieving our investment objective. AIM assists CIM in identifying investment opportunities and will make investment recommendations for approval by CIM, according to pre-established investment guidelines.

AIM is a subsidiary of Apollo (NYSE:APO) and is the investment adviser to Apollo Investment Corporation (NASDAQ: AINV), or AINV. AINV is a publicly-traded BDC that provides, among other things, senior and subordinated debt and equity capital to middle-market companies. AIM, which we expect to be staffed by certain of the same professionals that advise AINV, will draw upon Apollo’s 23-year history and benefit from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors. Since its founding in 1990, Apollo has grown to become a leading alternative investment manager, with approximately $114 billion of assets under management as of March 31, 2013 and offices in seven countries around the world. Apollo’s expertise as well as its ability to draw upon its many years of experience will enable it to successfully identify and assess investments for us.

Under the investment sub-advisory agreement, AIM will only assist CIM in identifying investment opportunities and will make investment recommendations for approval by CIM. AIM will not be liable or responsible for any such investment decision. Further, AIM will only provide the investment advisory service expressly set forth in the investment sub-advisory agreement among AIM, CIM and us. Investment recommendations made by AIM will be made in a manner that we expect to be consistent with the investment processes developed for the advisory services provided to AINV since its inception in 2004. See “Investment Sub-Advisory Agreement.”

With respect to the investment advisory services that are provided by AIM to AINV, AINV’s current portfolio primarily focuses on mezzanine and senior loans to companies that are expected to have greater EBITDA than the companies we expect to focus on; AINV has not focused on senior loans to the middle-market company segment as we define it. In particular, AINV’s strategy primarily focuses on investments in mezzanine and senior loans to private companies with annual revenue of $50 million to $2 billion. Our strategy primarily focuses on senior secured loans to private companies with EBITDA of $50 million or less. We have developed allocation procedures to mitigate any potential conflicts of interest that may develop between us, CIM and CIM’s affiliates and AIM and its affiliates. See “— Conflicts of Interest.”

Market Opportunity

We believe that the market for lending to private U.S. middle-market companies is underserved and presents a compelling investment opportunity. CIM’s management team has witnessed significant demand for debt capital among middle-market companies that have the characteristics we target. We believe that this demand, coupled with the limited and fragmented availability of funding within our target market, will enable us to achieve favorable transaction pricing. We are raising funds in an attempt to capitalize on what we believe is a favorable pricing environment. We believe that the following characteristics support our belief:

•	The Middle market is a large addressable market. According to the GE Capital 2012 National Middle Market Summit Report, there are approximately 195,000 U.S. middle-market companies, which represent approximately $9.3 trillion in aggregate revenue and approximately 41 million aggregate employees. The U.S. middle market accounts for approximately $3.8 trillion of gross domestic product, or GDP, which, measured on a global scale, would be the fourth largest global economy. GE defines middle-market companies as those with $10 million to $1 billion in annual revenue, which we believe has significant overlap with our definition of middle-market companies that generally possess EBITDA of $50 million or less.
•	Greater demand for non-traditional sources of debt financing. We believe that commercial banks in the U.S., which have traditionally been the primary source of capital to middle-market companies, have experienced consolidation, unprecedented loan losses, capital impairments and stricter regulatory scrutiny. These factors have led to substantially reduced loan volume to middle-market companies. For example, according to the Board of Governors of the Federal Reserve System, Assets and Liabilities of Commercial Banks in the United States (Release Date – January 4, 2013), commercial banks in the U.S. reduced their commercial and industrial loans by approximately $105 billion from 2008 to 2012. Consequently, we believe there is an increasing trend for middle-market companies to seek financing from other sources, such as us.
•	Disruptions within the credit markets have reduced middle-market companies’ access to the capital markets for senior debt. While many middle-market companies were previously able to raise senior debt financing through traditional large financial institutions, we believe this approach to financing will become more difficult as implementation of U.S. and international financial reforms, such as Basel 3, are expected to limit the capacity of large financial institutions to hold non-investment grade leveraged loans on their balance sheets. In addition, we believe that the recent decline in the formation of new collateralized loan obligations, or CLO vehicles, coupled with the expiration of the investment periods of the majority of existing CLOs in 2011, have and will continue to restrict available capital for new middle-market senior loan obligations.
•	There is a large pool of uninvested private equity capital likely to seek additional senior debt capital to finance strategic transactions. We expect that middle-market private equity firms will continue to invest the approximately $334 billion raised since 2009 in middle-market companies, as reported in Pitchbook’s 2012 Middle Market Report, and that these private equity firms will seek to support their investments with senior loans from other sources, such as us. Additionally, as reported in Pitchbook’s 2012 Middle Market Report, over $93 billion was raised by middle-market sponsors during 2011, which we believe demonstrates the continued appetite for middle-market acquisitions that will need senior debt financing.
•	The significant amount of middle market loans maturing over the next few years should provide additional demand for senior debt capital. Although many companies were able to refinance or amend their senior debt obligations from 2010 through 2012, we believe that there is a significant amount of middle-market loans anticipated to mature before the end of 2015. We believe that the majority of the companies able to access the markets from 2010 through 2012 were larger companies and thus the need to refinance capital structures of middle-market companies will remain particularly robust.
•	General reduction in supply of corporate debt. The credit crisis that began in 2007 and other more recent market events have significantly impacted traditional sources of credit, reducing the ability of such sources to provide financing. We believe that the ongoing disruption in the credit markets has created an environment where liquidity and capital resources are increasingly scarce while the financing requirements of companies remain high. We believe that the scarcity of capital and the continuing need for financing will allow us to pursue more favorable economic terms, governance terms and covenants in comparison to those that existed in other periods.
•	Specialized lending and unfunded private equity commitments drive demand for debt capital. Lending to small- and middle-market companies requires in-depth diligence, credit expertise, structuring experience and active portfolio management. In addition, middle-market companies may require more active monitoring and participation on the lender’s part. As such, we believe that, of the U.S. financial institutions that are not liquidity constrained, few are capable of pursuing a sustained lending strategy successfully. We believe this creates a significant supply/demand imbalance for small and middle-market credit. We also expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with debt financing, including senior debt, unitranche debt, and mezzanine loans provided by companies such as ours. Historically, according to the S&P LCD Leveraged Lending Review, such leverage has represented approximately 62% of a private equity acquisition. Therefore, adding to the imbalance in the availability of credit is the significant amount of unallocated private equity capital raised since 2009 described above, much of which will require debt financing in the coming years. As depicted in the chart below, almost $350 billion of unfunded private equity commitments were outstanding as of December 31, 2012. Based upon the historical proportion of leverage to total investment size, this represents potential demand of approximately $573 billion.

•	Active private equity focus on small and middle-market firms. Private equity firms have continued their active roles investing in small and middle-market companies and CIM expects this trend to continue. Private equity funds often seek to leverage their investments by combining capital with senior secured and mezzanine loans from other sources. Thus, we believe that significant private equity investment in middle-market firms will create substantial investment opportunities for us to fill the role of leverage provider. We believe that the network of relationships between CIM’s senior management team, Apollo’s management team and the private equity community will be a key channel through which we will access significant investment opportunities.
•	Middle-market companies compared to larger companies. We believe that middle-market companies compare favorably to larger companies with respect to our investment objective and strategy. According to the GE Capital 2012 National Middle Market Summit Report, almost 70% of middle-market companies have been in business for more than 20 years and are, on average, less financially leveraged than large companies. During the economic downturn from 2007 to 2010, surviving middle-market companies created more than 2 million jobs, as compared to nearly 4 million jobs eliminated by larger companies.
•	Attractive market segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In particular, we believe that middle-market companies are more likely to offer attractive economics in terms of transaction pricing (including higher debt yields), upfront and ongoing fees, prepayment penalties and more attractive security features in the form of stricter covenants and quality collateral. In addition, as compared to larger companies, middle-market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions.

Average Nominal Spread of Leveraged Loans1

[1]	Excludes all facilities in default.

Source: Standard and Poor’s Capital IQ LCD and S&P/LSTA Leveraged Loan Index.

Average Discounted Spread of Leveraged Loans2

[2]	Excludes all facilities in default and assumes discount from par is amortized evenly over a three-year life. Spread calculation has been adjusted to be based off the bid rather than par (that is assuming that the discounted margin is as a percent of the current market value rather than the par amount of the loan).

Source: Standard and Poor’s Capital IQ LCD and S&P/LSTA Leveraged Loan Index.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of privately held companies. Investments in private companies pose significantly greater risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves are often illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies often do not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of CIM and/or AIM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

When evaluating an investment, we will use the resources of CIM and AIM to develop an investment thesis and a proprietary view of a potential company’s value. When identifying prospective portfolio companies, we intend to focus primarily on the following attributes, which we believe will help us generate higher total returns with an acceptable level of risk. These attributes are:

•	Leading, defensible market positions that present attractive growth opportunities. We will seek companies that we believe possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, minimizing sales risk and protecting profitability.

•	Companies with leading market positions and strong free cash flows. We intend to invest in the debt of companies that have a leading market position or other significant competitive advantages and significant free cash flow. We believe that such companies are able to maintain consistent cash flow to service and repay our loans and maintain growth or market share.
•	Investing in middle-market, private companies. We intend to invest in private companies that possess annual EBITDA of $50 million or less at the time of investment. We do not intend to invest in start-up companies, turnaround situations or companies with speculative business plans.
•	Proven management teams with meaningful equity ownership. We intend to focus on investments in which the target company has an experienced management team with an established track record of success. We will typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. Generally, we intend to focus on companies in which the management teams have significant equity interests.
•	Private equity sponsorship. Often we will seek to participate in transactions sponsored by what we believe to be high-quality private equity firms. CIM’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company provides an additional level of due diligence investigation and is an implicit endorsement of the quality of the investment. Further, by co-investing with quality private equity firms that commit significant sums of equity capital with junior priority to our debt investments, we may benefit from having due diligence on our investments performed by both parties. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise.
•	Diversification. We will seek to diversify our portfolio among companies engaged in a variety of industries and located in a variety of geographic locations, thereby potentially reducing the risk of a downturn in any one industry or geographic location having a disproportionate impact on the value of our portfolio. We are not a “diversified company” as such term is defined under the 1940 Act. Because we are a BDC, we will focus on and invest at least 70% of our total assets in U.S. companies, but will seek to diversify our investments among the various geographic regions of the U.S. To the extent that we invest in foreign companies, we intend to do so in accordance with the limitations under the 1940 Act and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan. We cannot assure you that we will be successful in our efforts to diversify our portfolio.
•	Viable exit strategy. We intend to focus our investment activity primarily in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, with the potential for capital gain on any equity interest we hold through an initial public offering of common stock, a merger, a sale or other recapitalization.

Moreover, we may acquire investments in the secondary loan market, and, in analyzing such investments, we will employ the same analytical process that we use for our primary investments.

Competitive Advantages

We believe that we offer to our investors the following competitive advantages over other capital providers to private U.S. middle-market companies:

•	Proven ability to invest in middle-market companies. With AIM as our sub-adviser, we are partnered with a team that we believe has proven its ability to source, structure and manage private investments for a publicly traded BDC, AINV. In addition to its ability to call on its resources, AIM will be able to draw upon Apollo’s team of approximately 250 investment professionals that have approximately $114 billion of assets under management as of March 31, 2013. Apollo has developed an expertise in sourcing and investing in debt issued by middle-market companies. We will attempt to leverage this expertise, which we believe will enable us to make investments that offer the most favorable risk/reward characteristics.

•	Global platform with seasoned investment professionals. CIM’s senior management team believes that the breadth and depth of its experience, together with the wider resources of the Apollo investment team, who source, structure, execute, monitor and realize upon a broad range of private investments on behalf of Apollo, as well as the specific expertise of Apollo in the BDC arena, provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide.
•	Long-term investment horizon. We believe that our flexibility to make investments with a long-term view provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.
•	Transaction sourcing capability. CIM and AIM will seek to identify attractive investment opportunities both through active origination channels and through their long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. We will also have access to the experience of CIM’s officers in sourcing middle-market transactions through such persons’ network of originators and underwriters. In addition, CIM will seek to leverage Apollo’s significant access to transaction flow. We believe that the broad networks of CIM and Apollo and their respective affiliates will produce a significant amount of investment opportunities for us.
•	Disciplined, income-oriented investment philosophy. CIM will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring by CIM of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.
•	Ability to utilize a wide range of transaction structures. We believe that each of CIM’s and Apollo’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure will afford us numerous tools to manage risk while preserving the opportunity for returns on investments. We will attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. In addition, we believe that the ability to offer several forms of financing will make us an attractive provider of capital to prospective portfolio companies. Such flexible transaction structuring allows a prospective portfolio company to forgo the substantial cost of conducting multiple negotiations and undergoing multiple due diligence processes to secure the different types of capital it requires.

Investment Types

There are a number of investment types corresponding to a company’s capital structure. Typically, investors determine the appropriate type of investment based upon their risk and return requirements. Below is a diagram illustrating where these investments lie in a typical target company’s capital structure. Senior debt is situated at the top of the capital structure, and typically has the first claim on the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows and claims on assets, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation.

We intend to focus primarily on investments in debt securities, including senior secured loans, including unitranche loans and, to a lesser extent, second lien and mezzanine loans. As of the date of this prospectus, it is our intention to target no more than approximately 20-25% of our portfolio to second lien and mezzanine loans and other investments. Nevertheless, the mix of investments in our portfolio and other aspects regarding the implementation of our strategy may change materially over time.

CIM will seek to tailor our investment focus as market conditions evolve. Depending on market conditions and other factors, we may, as noted above, increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. We will rely on CIM’s and AIM’s experience to structure investments, potentially using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a company. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. We expect that our senior secured loans typically will have variable interest rates ranging between 2.0% and 6.0% over a standard benchmark, such as the prime rate or the London InterBank Offered Rate, or LIBOR. In some cases, a portion of the total interest may accrue or be paid in kind.

Unitranche Loans

Unitranche loans provide all of the debt needed to finance a leveraged buyout or other corporate transaction, both senior and subordinated, but generally in a first lien position, while the borrower generally pays a blended, uniform interest rate rather than different rates for different tranches. Unitranche loans generally require payments of both principal and interest throughout the life of the loan. Unitranche loans generally have contractual maturities of five to six years and interest is generally paid quarterly. Generally, we expect these securities to carry a blended yield that is between senior secured and subordinated debt interest rates. Unitranche loans provide a number of advantages for borrowers, including the following: simplified documentation, greater certainty of execution and reduced decision-making complexity throughout the life of the loan. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

Second Lien Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with mezzanine loans. Generally, we expect these loans to carry a fixed rate of 6% to 10% or a floating current yield of 4.0% to 8.0% over the prime rate or LIBOR. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

Subordinated Debt/Mezzanine Loans

In addition to senior secured and second lien loans, we also may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed rate of 10% to 15%. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for significant gains, or in connection with securing particularly favorable terms in a debt investment, we may make non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be of high quality. Alternatively, we may hold equity-related securities consisting primarily of warrants or other equity interests generally obtained in connection with our subordinated debt investments. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 20%.

Operating and Regulatory Structure

Our investment activities will be managed by CIM and supervised by our board of directors, a majority of whom are independent. Pursuant to our investment advisory agreement, we have agreed to pay CIM an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory Agreement” for a description of the fees we pay to CIM.

Pursuant to an administration agreement, ICON Capital will provide us with general ledger accounting, fund accounting, and investor relations and other administrative services.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Sources of Income

The primary means through which our shareholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time an investment is made and/or monitoring fees paid throughout the term of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while annual monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees.

Risk Management

We will seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;
•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and
•	negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. We may also enter into interest rate hedging transactions at the sole discretion of CIM. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate. Furthermore, our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investment. Examples of negative covenants include restrictions on the payment of distributions and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by CIM and AIM have spent their careers developing the resources necessary to make investments in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

CIM will utilize its access to transaction flow and will seek to leverage AIM’s significant access to transaction flow, as well, to source transactions. With respect to CIM’s origination channel, CIM will seek to leverage ICON’s significant industry relationships and investment personnel that actively source new investments. With respect to AIM’s origination channel, CIM will seek to leverage the global presence of Apollo to generate access to originated transactions with attractive investment characteristics. We believe that CIM’s and AIM’s broad networks will produce a significant pipeline of investment opportunities for us.

Evaluation

Initial Review.  In its initial review of an investment opportunity to present to us, CIM’s or AIM’s transaction team, as applicable, examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines, within the context of proper portfolio diversification, and offers an acceptable probability of attractive returns with identifiable downside risk.

Credit Analysis/Due Diligence.  Before undertaking an investment, the transaction team will conduct a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;
•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;
•	on-site visits, if deemed necessary, as well as telephone calls and meetings with management and other key personnel;
•	background checks to further evaluate management and other key personnel;
•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;
•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and
•	a review of management’s experience and track record.

When possible, our advisory team will seek to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Recommendation.  We and CIM have engaged AIM to identify and recommend investment opportunities for CIM’s approval. We believe that AIM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (1) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (2) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (3) ultimate approval of investment recommendations by AIM’s investment committee.

Approval.  After completing its internal transaction process, subject to the terms of the investment sub-advisory agreement, the applicable CIM or AIM transaction team is required to make formal recommendations for review and approval by CIM. In connection with its recommendation, it will transmit any relevant underwriting material and other information pertinent to the decision-making process. In addition, AIM has agreed to make its staff available to answer inquiries by CIM in connection with its recommendations. The consummation of a transaction will require unanimous approval of the members of CIM’s investment committee.

Monitoring

Portfolio Monitoring.  CIM will closely monitor our portfolio companies on an ongoing basis, as well as monitor the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. In addition, depending on the size, nature and performance of the transaction, senior investment professionals of CIM may take board seats or obtain board observation rights for our portfolio companies.

CIM has several methods of evaluating and monitoring the performance and fair value of our investments, which can include, but are not limited to, the assessment of success in adhering to a portfolio company’s business plan and compliance with covenants; periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments; comparisons to other portfolio companies in the industry; attendance at and participation in board meetings; and review of monthly and quarterly financial statements and financial projections for portfolio companies.

CIM will use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that CIM will use to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and will be presented for indicative purposes. CIM will grade the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

The following is a description of the conditions associated with each investment rating used in this ratings system:

Investment Grade	Description
1	Indicates the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit.
2	Indicates a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected.
3	Indicates that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment grade of 3 requires closer monitoring.
4	Indicates that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment.
5	Indicates that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment.

For investments graded 3, 4 or 5, CIM enhances its level of scrutiny over the monitoring of such portfolio company.

CIM will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, CIM will review these investment ratings on a quarterly basis.

The following table shows our debt investments on the 1 to 5 investment rating scale at fair value as of March 31, 2013 and December 31, 2012, excluding short term investments of $4,619,775 and $1,817,762, respectively:

	March 31, 2013 (unaudited)		December 31, 2012
Investment Rating	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
1	$—	—%	$—	—%
2	8,245,625	100.0%	1,980,044	100.0%
3	—	—%	—	—%
4	—	—%	—	—%
5	—	—%	—	—%
	$8,245,625	100.0%	$1,980,044	100.0%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process.  Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will determine the fair value of investments in good faith utilizing the input of our audit committee, CIM, and any other professionals or materials that our board of directors deems worthy and relevant, including independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance.  As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, CIM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than CIM, will retain any fees paid for such assistance.

Exit

Exit Transactions.  We will seek to invest in companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. We expect this internally generated cash flow to be a key means through which we will receive timely payment of interest and loan principal. Additionally, we will attempt to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common stock. Such third-party transactions may be particularly important in realizing capital gains through the equity portions of our investments. We may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances otherwise warrant.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2013 regarding each portfolio company in which we have a debt or equity investment. The general terms of our loans and other investments are described in “Investment Objective and Strategy.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company	Industry	Investment Coupon Rate, Maturity Date	Effective Yield	Principal / Number of Shares	Amortized Cost	Fair Value	% of Net Assets
Senior Secured Loans—First Lien
Captive Resources Midco, LLC 201 East Commerce Drive Schaumburg, Illinois 60173	Insurance	LIBOR +5.50%, 1.25% Floor, 10/31/2018	7.12%	$995,000	$978,509	$977,588	6.2%
CHI Overhead Doors, Inc. 1485 Sunrise Drive Arthur, Illinois 61911	Building Materials	LIBOR +4.25%, 1.25% Floor, 3/18/2019	5.60%	$1,000,000	$995,000	$1,009,375	6.4%
Merrill Corp. One Merrill Circle St. Paul, MN 55108	Printing & Publishing	LIBOR +6.25%, 1.00% Floor, 3/8/2018	7.49%	$701,000	$694,027	$702,577	4.5%
Orbitz Worldwide 500 W. Madison, Suite 1000 Chicago, Illinois 60661	Entertainment & Leisure	LIBOR +6.75%, 1.25% Floor, 3/25/2019	8.21%	$500,000	$495,004	$505,938	3.2%
Plano Molding Company, LLC 431 E. South Street Plano, IL 60545-1601	Chemicals	LIBOR +4.25%, 1.00% Floor, 12/21/2017	5.48%	$987,500	$978,241	$992,437	6.3%
Total Safety W3 11111 Wilcrest Green Drive, Suite 300 Houston, Texas 77042	Professional & Business Services	LIBOR +4.50%, 1.25% Floor, 3/13/2020	5.84%	$500,000	$497,500	$505,210	3.2%
Westway Group, LLC 365 Canal Street, Suite 2900 New Orleans, LA 70130	Food & Beverage	LIBOR +4.00%, 1.00% Floor, 2/27/2020	5.09%	$1,000,000	$995,101	$1,009,375	6.4%
Senior Secured Loans—Second Lien
Centaur Gaming 10 W. Market St., Suite 200 Indianapolis, Indiana 46204	Gaming & Hotels	LIBOR +7.50%, 1.25% Floor, 2/20/2020	8.95%	$500,000	$495,000	$510,000	3.3%
GCA Services Group, Inc. 1350 Euclid Avenue – Suite 1500 Cleveland, OH 44115	Professional & Business Services	LIBOR +8.00%, 1.25% Floor, 11/1/2020	9.34%	$1,000,000	$995,335	$1,004,375	6.4%
Healogics, Inc. 5220 Belfort Road, Suite 130 Jacksonville, Florida 32256	Healthcare	LIBOR +8.00%, 1.25% Floor, 2/5/2020	9.45%	$500,000	$495,019	$516,250	3.3%
SESAC Holdco II, LLC 55 Nashville Music Square East Nashville, TN 37203	Media	LIBOR +8.75%, 1.25% Floor, 8/8/2019	10.32%	$500,000	$492,674	$512,500	3.3%

DETERMINATION OF NET ASSET VALUE

The value of our assets will be determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, at fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it will do so in conjunction with the application of our valuation procedures by our Adviser.

ASC Topic 820 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our consolidated financial statements.

In making fair value determinations, the following guidelines will generally be used.

Valuation Methods

Investments where a market price is readily available:

Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the “bid” and the “ask” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Adviser.

Notwithstanding the foregoing, if in the reasonable judgment of the Adviser, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, the Adviser will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.

Investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.
(ii)	Valuations implied by third-party investments in the applicable portfolio companies.
(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.

Below is a description of factors that our board of directors may consider when valuing our equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;
•	prevailing interest rates for like securities;
•	expected volatility in future interest rates;
•	leverage;
•	call features, put features and other relevant terms of the debt;
•	the borrower’s ability to adequately service its debt;
•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;
•	the quality of collateral securing our debt investments;
•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and
•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Unrealized appreciation and depreciation on the total return swap represents the change in fair value plus net accrued interest of the underlying reference investments.

Credit default swaps and interest rate swaps, if any, will be valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.

Valuation Process

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by certain of the Adviser’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including an independent valuation firm, if applicable;
•	preliminary valuation conclusions will then be documented and discussed with the Adviser’s valuation committee;
•	the Adviser’s valuation committee will review the preliminary valuation, and, if applicable, deliver such preliminary valuation to an independent valuation firm for its review;
•	the Adviser’s valuation committee, or its designee, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;
•	designated members of the Adviser’s management team will respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;
•	our audit committee meets with members of the Adviser’s management team and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

•	our board of directors will discuss the valuation and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser, the audit committee and any third-party valuation firm, if applicable.

Our board of directors will be responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our consistently applied valuation procedures and valuation process. We intend to value all of our Level 2 assets by using inputs from an independent third-party pricing service that will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we may obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that we hold Level 2 investments for which no meaningful secondary market exists, and, therefore, no meaningful bid and ask prices can be readily obtained, the Adviser’s valuation committee will utilize an independent third-party valuation service to value such investments as described in the next paragraph. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by an independent valuation firm and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

Determinations in Connection With Offerings

We are offering our common stock on a continuous basis at an offering price of $10.24 per share; however, to the extent that our net asset value increases, we will sell our common stock at a price necessary to ensure that our common stock is not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of our common stock and, as a result, may receive fractional common stock. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years.

In connection with each semi-monthly closing on the sale of common stock offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, no later than 48 hours prior to the time that each closing and sale is made, to make the determination that we are not selling common stock at a price per share that, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our common stock; and
•	the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling our common stock at a price that, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue our common stock at a price that, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement of which this prospectus is a part) to suspend the offering of our common stock pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price that, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors will consist of five members, three of whom will not be “interested persons” of our company or of CIM as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of our board of directors.

Board of Directors and Executive Officers

Pursuant to our articles of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

The board of directors met six times during the three months ended March 31, 2013 and six times during the fiscal year ended December 31, 2012.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. The address for each director is c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, New York 10016.

Interested Directors

Messrs. Gatto and Reisner are interested persons, as defined in the 1940 Act, due to their positions as officers of the Company.

Name	Age	Director Since	Expiration of Term	Principal Occupation, Other Business Experience During the Past Five Years	Other Public Directorships Held During the Past Five Years
Mark Gatto	40	2011	2015	Mr. Gatto serves as Co-Chairman, Co-Chief Executive Officer and Co-President of the Company. He joined ICON in 1999 and was previously Executive Vice President and Chief Acquisitions Officer from May 2007 to January 2008. Mr. Gatto was formerly Executive Vice President — Business Development from February 2006 to May 2007 and Associate General Counsel from November 1999 through October 2000. Before serving as Associate General Counsel, Mr. Gatto was an attorney with Cella & Goldstein in New Jersey, concentrating on commercial transactions and general litigation matters. From November 2000 to June 2003, Mr. Gatto was Director of Player Licensing for the Topps Company and, in July 2003, he co-founded ForSport Enterprises, LLC, a specialty business consulting firm in New York City, and served as its managing partner before re-joining ICON in April 2005. Mr. Gatto received an M.B.A. from the W. Paul Stillman School of Business at Seton Hall University, a J.D. from Seton Hall University School of Law, and a B.S. from Montclair State University.	None
				Through his broad experiences in business and corporate development, Mr. Gatto brings to our company a unique business expertise as well as extensive financial and risk assessment abilities. Mr. Gatto’s service with ICON provides him with a specific understanding of our company, its operations, and the business and regulatory issues similar to those issues facing business development companies. Mr. Gatto’s positions as Co-Chairman, Co-Chief Executive Officer and Co-President of our company provides our board of directors with a direct line of communication to, and direct knowledge of the operations of, our company.

Name	Age	Director Since	Expiration of Term	Principal Occupation, Other Business Experience During the Past Five Years	Other Public Directorships Held During the Past Five Years
Michael A. Reisner	42	2011	2015	Mr. Reisner serves as Co-Chairman, Co-Chief Executive Officer and Co-President of the Company. He joined ICON in 2001. Mr. Reisner was formerly Chief Financial Officer from January 2007 through April 2008. Mr. Reisner was also formerly Executive Vice President — Acquisitions from February 2006 through January 2007. Mr. Reisner was Senior Vice President and General Counsel from January 2004 through January 2006. Mr. Reisner was Vice President and Associate General Counsel from March 2001 until December 2003. Previously, from 1996 to 2001, Mr. Reisner was an attorney with Brodsky Altman & McMahon, LLP in New York, concentrating on commercial transactions. Mr. Reisner received a J.D. from New York Law School and a B.A. from the University of Vermont.	None
				Through his extensive experiences as a senior executive, including his time as chief financial officer of ICON, Mr. Reisner brings business expertise, finance and risk assessment skills to our company. Mr. Reisner’s prior position as a corporate attorney allows him to bring to our board of directors and our company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues similar to those issues facing business development companies. Mr. Reisner’s positions as Co-Chairman, Co-Chief Executive Officer and Co-President of our company provides our board of directors with a direct line of communication to, and direct knowledge of the operations of, our company.

Independent Directors

Messrs. Breakstone, Florio and Schwartz are considered independent for purposes of the 1940 Act.

Name	Age	Director Since	Expiration of Term	Principal Occupation, Other Business Experience During the Past Five Years	Other Public Directorships Held During the Past Five Years
Robert A. Breakstone	74	2012	2014	Mr. Breakstone has been the President and Chief Executive Officer of Landmark International Group, Inc., an independent consulting firm providing business development, financial, information technology, and marketing services to major corporations and start-up entrepreneurial ventures, since 1995. Previously, Mr. Breakstone served as Executive Vice President and Chief Operating Officer at GTECH Corporation, a provider of technology-based gaming systems and services, from 1988 to 1995, where he took the firm private in a leveraged buyout and then public again later in an initial public offering. Prior to GTECH, he was President and Chief Executive Officer at Health-tex, Inc., a leading marketer and retailer of children’s apparel, from 1985 to 1988, where he led a management buyout of the firm from Chesebrough Ponds’ Inc., where he served as Group Vice President and served on the Executive Committee and Board of Directors from 1974 to 1985. Prior to Chesebrough Ponds’, Mr. Breakstone was a Group Executive with the Chase Manhattan Bank N.A. from 1970 to 1974, where he managed major corporate, domestic and international banking divisions. From 1967 to 1970, he was Vice President and Chief Financial Officer of Systems Audits, Inc., a management consulting firm providing information technology services to the financial industry.	None

Name	Age	Director Since	Expiration of Term	Principal Occupation, Other Business Experience During the Past Five Years	Other Public Directorships Held During the Past Five Years
Mr. Breakstone also served on the board of directors of By Design International Ltd., a private, for-profit designer and marketer of women’s apparel and on the advisory board of Hoffinger Industries, Inc., a leader in the above-ground pool/filtration industry. In addition to his prior service as a member of the board of Chesebrough-Ponds’, Mr. Breakstone also served on the board of directors of OSF, Inc., a Canadian publicly traded company, from 1996 to 1998 where, as a member of an independent special committee, he was responsible for selling the company to a US-based financial entity. Mr. Breakstone served as an Adjunct Professor at the Graduate School of Business at Mercy College from 1999 to 2008. From 1963 to 1967, Mr. Breakstone was an adjunct professor at New York University. In addition, from 1967 to 1969, Mr. Breakstone was an Adjunct Assistant Professor at Pace University. Mr. Breakstone’s degrees include a B.S. in Mathematics and an M.B.A. from the City College of New York. Mr. Breakstone has extensive operating experience in both public and private companies in a variety of industries and has served as a member of various boards. This experience has provided Mr. Breakstone, in the opinion of our board of directors, with experience and insight that is beneficial to us.

Name	Age	Director Since	Expiration of Term	Principal Occupation, Other Business Experience During the Past Five Years	Other Public Directorships Held During the Past Five Years
James J. Florio	74	2012	2016	Governor Florio is a founding partner of Florio Perrucci Steinhardt and Fader, which was founded in 1996 as Florio & Perrucci. In that capacity, he is the chair of the firm's Energy and Environmental Practice Areas as well as the Government and Regulatory Affairs Group. Governor Florio served as the Governor of New Jersey from 1990 through 1994 and served in the U.S. House of Representatives from 1974 through 1990. He also served three terms in the New Jersey General Assembly from 1969 through 1974. From 1967 through 1973, he was an attorney in private practice in Camden County and also served as a lawyer for various local municipalities. Governor Florio served as Chairman of the Board of Directors of the Federal Home Loan Bank of New York from 1996 through 2001 and as Chairman of The Pinelands Commission in New Jersey, which was formed to preserve, protect, and enhance the natural and cultural resources of the Pinelands National Reserve, from 2002 through 2005. Governor Florio also previously served on the board of directors of Trump Entertainment Resorts, Inc. from 2005 through 2010. Since 2009, Governor Florio has served on the Board of Directors of the New Jersey Health Care Quality Institute. Governor Florio received his Juris Doctorate from Rutgers University Law School in Camden. He graduated magna cum laude from Trenton State College and attended graduate school at Columbia University, where he received a Woodrow Wilson Fellowship. Since 1994, Governor Florio has been a University Professor for Public Policy and Administration at the Edward J. Bloustein School at Rutgers, The State University of New Jersey. He currently holds the title of Senior Policy Fellow, teaching courses on various aspects of state and federal public policy to graduate students and also writing frequent op-ed columns about contemporary public issues.	New Jersey Health Care Quality Institute and Trump Entertainment Resorts, Inc.

Name	Age	Director Since	Expiration of Term	Principal Occupation, Other Business Experience During the Past Five Years	Other Public Directorships Held During the Past Five Years
				Governor Florio holds numerous honorary degrees and was the 1993 recipient of the Profile in Courage Award by the John F. Kennedy Library Foundation.
				Governor Florio has a distinguished record of public service as a member of the U.S. House of Representatives and as the Governor of the State of New Jersey. He also possesses extensive experience in government and regulatory law matters, which our board of directors determined would be beneficial to us.
Aron I. Schwartz	42	2012	2014	Mr. Schwartz is the founder of Constructivist Capital, LLC, a firm working with hedge funds and family offices to pursue attractive investment opportunities. Mr. Schwartz is currently a Managing Director at Avenue Capital. He was previously Managing Director of Fenway Partners, a leading middle market private equity firm based in New York, from 1999 to 2011. From 1997 to 1999, Mr. Schwartz was an associate in the Financial Entrepreneurs Group of Salomon Smith Barney, where he worked on a variety of financings and advisory assignments. He previously served on the board of directors of a number of companies, including 1-800 Contacts, Inc., Commonwealth Laminating & Coating, Inc., Easton Bell Sports, Inc., FastFrate Holdings, Inc., Gallery Corp., MW Manufacturers, Inc., National Loan Investors, LLC, Refrigerator Holdings, Inc., and Sleep Country USA, Inc. In addition, Mr. Schwartz previously served on the board of directors of the Open Road Foundation and US-ASEAN Business Council. Mr. Schwartz, a Certified Management Accountant, received his J.D. and M.B.A with honors from U.C.L.A. and his B.A. and B.S.E. cum laude from the Wharton School at the University of Pennsylvania.	Easton Bell Sports, Inc.

Name	Age	Director Since	Expiration of Term	Principal Occupation, Other Business Experience During the Past Five Years	Other Public Directorships Held During the Past Five Years
Mr. Schwartz has extensive experience in the finance and private equity industries and has served as a member of the board of directors of various public and private companies in a variety of industries. This experience, along with the fact that he is a Certified Management Accountant, has provided Mr. Schwartz, in the opinion of our board of directors, with experience and insight that is beneficial to us.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Positions Held
Mark Gatto	40	Co-President, Co-Chief Executive Officer and Co-Chairman
Michael A. Reisner	42	Co-President, Co-Chief Executive Officer and Co-Chairman
Sean Connor	30	Managing Director
Keith S. Franz	44	Managing Director and Chief Financial Officer
Harry Giovani	38	Managing Director and Chief Credit Officer
Michael R. Manley	46	General Counsel, Chief Compliance Officer and Secretary

The address for each executive officer is c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, New York 10016.

Executive Officers Who are Not Directors

Sean Connor, Managing Director of CĪON Investment Corporation. He joined ICON in May 2005 as an Associate. In July 2007, he was promoted to Assistant Vice President, in February 2008 he was promoted to Vice President, and in May 2009 he was promoted to Senior Director. During his tenure at ICON, Mr. Connor has helped source, negotiate and execute in excess of $1.1 billion of transactions in various industries across North America, Europe and Asia. Mr. Connor received a B.A. in Economics from Columbia University.

Keith S. Franz, Managing Director and Chief Financial Officer of CĪON Investment Corporation. He joined ICON in March 2009 as a Vice President of Accounting and Finance. In July 2011, Mr. Franz was promoted to Senior Vice President and Principal Financial Officer. Mr. Franz was previously a Senior Manager at Smart & Associates LLP from December 2008 until March 2009 and the Vice President of Corporate Finance for Audiovox Corporation from August 2004 to November 2008. From September 1991 through August 2004, Mr. Franz was employed by Ernst & Young LLP, rising to the level of Senior Audit Manager. Mr. Franz received a B.S. from Binghamton University and is a certified public accountant.

Harry Giovani, Managing Director and Chief Credit Officer of CĪON Investment Corporation. He joined ICON in April 2008. From March 2007 to January 2008, Mr. Giovani was Vice President for FirstLight Financial Corporation, responsible for underwriting and syndicating middle-market leveraged loan transactions. Previously, from April 2004 to March 2007, he worked at GE Commercial Finance, initially as an Assistant Vice President in the Intermediary Group, where he was responsible for executing middle-market transactions in a number of industries including manufacturing, steel, paper, pharmaceutical, technology, chemicals and automotive, and later as a Vice President in the Industrial Project Finance Group, where he originated highly structured project finance transactions. Mr. Giovani started his career in 1997 at Citigroup’s Citicorp Securities and CitiCapital divisions, where he spent six years in a variety of roles of increasing responsibility including underwriting, origination and strategic marketing/business development. Mr. Giovani graduated from Cornell University in 1996 with a B.S. in Finance.

Michael R. Manley, General Counsel, Chief Compliance Officer and Secretary of CĪON Investment Corporation, joined ICON in October 2011 as Senior Vice President. Prior to joining ICON, Mr. Manley served as the Chief Compliance Officer of Plainfield Direct LLC from May 2007 to September 2011, a BDC managed by Plainfield Asset Management LLC (“PFAM”). From 2010 to 2011, Mr. Manley held various positions at Plainfield, and most recently including Managing Director of PFAM and Co-General Counsel, Chief Compliance Officer and Secretary of Plainfield Direct LLC. From August 2002 to April 2007, Mr. Manley served as President of PartMiner, Inc., a leading provider of information and procurement services to the global electronics, defense/aerospace, telecommunications, and medical devices industries. Mr. Manley joined PartMiner in May of 1999 as its Vice President and General Counsel. From 1999 to 2007, Mr. Manley held various positions with the company and served as PartMiner’s General Counsel from May 1999 to June 2006. From April 1993 to May 1999, Mr. Manley was an attorney with the law firm of Gould & Wilkie LLP, now known as Thompson Hine L.L.P., where he was responsible for building the firm’s new media and internet practice. Mr. Manley received a B.A. from Yale College and a J.D. from the Fordham School of Law.

Committees of the Board of Directors

In addition to serving on our board of directors, our directors will also serve on one or more of the following committees that have been established by our board of directors to handle certain designated responsibilities. The board of directors has designated a chairman of each committee. The board of directors may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

Audit Committee.  The members of our audit committee are Robert A. Breakstone, James J. Florio, and Aron Schwartz, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Mr. Schwartz serves as chairman of the audit committee. Our board of directors has determined that Mr. Schwartz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on our website: www.cioninvestmentcorp.com. The audit committee is responsible for selecting, engaging and discharging our independent registered public accounting firm (our “independent accountants”), reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee also establishes guidelines, reviews preliminary valuations and makes recommendations to our board of directors regarding the valuation of our loans and other investments. The audit committee met three times in 2012.

Nominating and Corporate Governance Committee.  The members of our nominating and corporate governance committee are Messrs. Breakstone, Florio and Schwartz, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Mr. Breakstone serves as chairman of the nominating and governance committee. The nominating and governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and governance committee’s charter is available on our website: www.cioninvestmentcorp.com. The nominating and governance committee is responsible for selecting, researching, and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for directors. The nominating and corporate governance committee did not meet in 2012.

The nominating and governance committee considers candidates suggested by its members and other directors, as well as our management and shareholders. A shareholder who wishes to recommend a prospective nominee for the board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Securities — Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws — Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals.”

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of our key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and those of certain of our service providers.

Messrs. Gatto and Reisner, who are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, serve as the co-presidents, co-chief executive officers and co-chairmen of the board of directors. The board of directors believes that Messrs. Gatto and Reisner, as our co-presidents, co-chief executive officers and co-chairmen of the board of directors, are the directors with the most knowledge of our business strategy and are best situated to serve as chairmen of the board of directors. Our articles of incorporation, as well as regulations governing BDCs generally, require that a majority of the board of directors be persons other than “interested persons” of the BDC, as defined in Section 2(a)(19) of the 1940 Act. The board of directors does not currently have a lead independent director. The board of directors, after considering various factors, has concluded that its structure is appropriate at this time given the fact that we are a newly-formed entity. As our assets increase, the board of directors will continue to monitor our structure and determine whether it remains appropriate based on the complexity of our operations.

Compensation of Directors

Our directors who do not also serve in an executive officer capacity for us or CIM are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Breakstone, Florio and Schwartz. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Cash Retainer	Meeting Fee	Chairperson Fee
0 to $75 million	$0	$350	$2,500
Greater than $75 million to $300 million	$30,000	$350	$5,000
Greater than $300 million to $500 million	$40,000	$600	$5,000
Greater than $500 million to $1 billion	$60,000	$700	$20,000
Greater than $1 billion	$80,000	$800	$25,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time. We will not pay compensation to our directors who also serve in an executive officer capacity for us or CIM for the year ended December 31, 2012.

Our directors were paid compensation of $7,900 in connection with their service on the board during the three months ended March 31, 2013. No compensation was paid to our directors in connection with their service on the board during the fiscal year ended December 31, 2012. No director or executive officer receives pension or retirement benefits from us.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are officers of CIM or by individuals who were contracted by CIM to work on our behalf, pursuant to the terms of the investment advisory agreement or administration agreement. Each of our executive officers is an officer of CIM, and the day-to-day investment operations and administration of our portfolio are managed by CIM. In addition, we reimburse ICON Capital for our allocable portion of expenses incurred by ICON Capital in performing its obligations under the administration agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the administration agreement.

The investment advisory agreement and the administration agreement each provides that CIM, ICON Capital and their respective officers, directors, controlling persons and any other person or entity affiliated with them acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM or ICON Capital or such other person, and CIM, ICON Capital and such other person shall be held harmless for any loss or liability suffered by us, if (i) CIM or ICON Capital has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) CIM or ICON Capital or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by CIM, ICON Capital or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold CIM, ICON Capital or such other person harmless is only recoverable out of our net assets and not from our shareholders.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of CIM and its investment committee, which currently consists of Mark Gatto and Michael A. Reisner, co-chief executive officers of CIM and co-chairmen of its investment committee, and Harry Giovani, Managing Director and Chief Credit Officer of CIM. For more information regarding the business experience of Messrs. Gatto, Reisner and Giovani, see “Management — Board of Directors and Executive Officers.” CIM’s investment committee must unanimously approve each new investment that we make. The members of CIM’s investment committee will not be employed by us and will receive no compensation from us in connection with their portfolio management activities.

Pursuant to an investment sub-advisory agreement among us, CIM and AIM, AIM will provide assistance to CIM in identifying investment opportunities and making investment recommendations for approval by CIM. In addition, to the extent requested by CIM, AIM may provide information to CIM to assist with its monitoring of our portfolio.

Investment Personnel

Our investment personnel currently consists of the members of CIM’s investment committee, Messrs. Gatto, Reisner, and Giovani. See “Management — Board of Directors and Executive Officers” for biographical information pertaining to Messrs. Gatto, Reisner and Giovani.

CIM is currently staffed with the members of the investment committee and our other executive officers. See “Management — Board of Directors and Executive Officers.” In addition, CIM may retain additional investment personnel, based upon its needs.

The compensation of the members of the investment committee paid by CIM includes an annual base salary and may include a discretionary annual bonus. In addition, certain investment committee members indirectly hold equity interests in CIM and may receive distributions in profits in respect of those interests.

None of the investment committee members is a direct beneficial owner of our common stock.

INVESTMENT ADVISORY AGREEMENT

Overview of CIM

Management Services and Responsibilities

CIM is a registered investment adviser and serves as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, CIM oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, CIM will, among other things:

•	determine the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identify, evaluate and negotiate the structure of the investments we make;
•	perform due diligence on prospective portfolio companies;
•	execute, close, service and monitor the investments we make; and
•	determine the securities and other assets we will purchase, retain or sell.

CIM’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Advisory Fees

We will pay CIM a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to CIM and any incentive fees it earns will ultimately be borne by our shareholders.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap” for a description of how we calculate fees with respect to our TRS.

Base Management Fee

The base management fee will be calculated at an annual rate of 2% of our average gross assets, excluding cash and cash equivalents. The base management fee will be payable quarterly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of CIM. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as CIM will determine. The base management fee for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

The incentive fee will be divided into two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to ICON Capital under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of our common stock (including our distribution reinvestment plan) reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to our share repurchase program. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No subordinated incentive fee on income is payable to CIM in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 1.875% (the “hurdle rate”).
•	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) is payable to CIM. We refer to this portion of our pre-incentive fee net investment income as the “catch-up.” The “catch-up” provision is intended to provide CIM with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.34375% in any calendar quarter.
•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to CIM once the preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to CIM).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income (expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately pro rated for any period of less than three months.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.875% on average adjusted capital for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. CIM will not be under any obligation to reimburse us for any part of the incentive fee it receives that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio.

The fees that are payable under the investment advisory agreement for any partial period will be appropriately prorated. The fees will also be calculated using a detailed policy and procedure approved by CIM and our board of directors, including a majority of the independent directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

CIM may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as CIM may determine in its sole discretion.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.00%
Preferred return(1) = 1.875%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income — (base management fee + other expenses) = 1.30%

Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.60%
Preferred return(1) = 1.875%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income — (base management fee + other expenses) = 1.9%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to
“catch-up”)(4)

= 100% x (1.9% – 1.875%)
= 0.025%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.2%
Preferred return(1) = 1.875%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income — (base management fee + other expenses) = 2.5%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.34375%))

Catch up           = 2.34375% – 1.875%

              = 0.46875%

Subordinated incentive fee on income = (100% × 0.46875%) + (20% × (2.5% – 2.34375%))

        = 0.46875% + (20% × 0.15625%)
        = 0.46875% + 0.03125%
        = 0.5%

Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.5%.

(1)	Represents 7.5% annualized preferred return.
(2)	Represents 2% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.
(3)	Excludes organization and offering expenses.
(4)	The “catch-up” provision is intended to provide CIM with an incentive fee of 20% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1:

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”).

Year 2:  Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

Year 3:  FMV of Investment B determined to be $25 million.

Year 4:  Investment B sold for $31 million.

The incentive fee on capital gains, if any, would be:

Year 1:  None.

Year 2:  Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%).

Year 3:  None → $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

Year 4:  Incentive fee on capital gains of $200,000 → $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (incentive fee on capital gains taken in Year 2).

Scenario 2

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

Year 4:  FMV of Investment B determined to be $35 million.

Year 5:  Investment B sold for $20 million.

The incentive fee on capital gains, if any, would be:

Year 1:  None.

Year 2:  $5 million incentive fee on capital gains → 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

Year 3:  $1.4 million incentive fee on capital gains → $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2.

Year 4:  None.

Year 5:  None → $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses are the payment of advisory fees under the investment advisory agreement and the payment of other expenses under the administration agreement. Our investment advisory fee compensates CIM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. CIM is responsible for compensating AIM for its services pursuant to the sub-advisory agreement and ICON Capital for its services under the administration agreement. We bear all other expenses of our operations and transactions, including, without limitation:

•	corporate expenses relating to borrowings and costs associated with the offering of our common stock, subject to limitations included in the administration agreement;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchase of shares of our common stock and other securities;
•	investment advisory fees;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with our marketing efforts;
•	interest payable on debt, if any, incurred to finance our investments;
•	federal and state registration fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of proxy statements, shareholders’ reports and notices;
•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone, and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments; and
•	all other expenses incurred by CIM or us in connection with administering our business, including all expenses incurred by CIM or AIM in performing their respective obligations, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by CIM, to the extent they are not controlling persons of CIM or any of its affiliates, subject to the limitations included in the investment advisory and administration agreements, as applicable.

Reimbursement of ICON Capital

We reimburse ICON Capital for the administrative expenses necessary for its performance of services to us, provided that such reimbursement will be the lower of ICON Capital’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse ICON Capital for any services for which it receives a separate fee, nor for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in CIM.

Duration and Termination

The investment advisory agreement became effective as of December 17, 2012. Unless earlier terminated as described below, the investment advisory agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

The investment advisory agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to CIM. If CIM wishes to voluntarily terminate the investment advisory agreement, it must give shareholders a minimum of 60 days notice prior to termination and must pay all expenses associated with its termination. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Without the vote of a majority of our outstanding voting securities, our investment advisory agreement may not be materially amended, nor may we engage in a merger or other reorganization of CIM. In addition, should we or CIM elect to terminate the investment advisory agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without shareholder consent, consistent with the 1940 Act for a time period not to exceed 150 days.

Prohibited Activities

Our articles of incorporation prohibit the following activities between us and CIM:

•	We may not purchase or lease assets in which CIM has an interest unless we disclose the terms of the transaction to our shareholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;
•	CIM may not acquire assets from us unless approved by our shareholders in accordance with our articles of incorporation;
•	We may not lease assets to CIM unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
•	We may not make any loans to CIM except for the advancement of funds as permitted by our articles of incorporation;
•	We may not acquire assets in exchange for our stock;

•	We may not pay a commission or fee, either directly or indirectly to CIM, except as otherwise permitted by our articles of incorporation, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•	CIM may not charge duplicate fees to us; and
•	CIM may not provide financing to us with a term in excess of 12 months.

In addition, the investment advisory agreement prohibits CIM from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. CIM is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, CIM is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

Our articles of incorporation and the investment advisory agreement provide that CIM and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor will CIM be held harmless for any loss or liability suffered by us, unless (i) CIM has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (ii) CIM was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by CIM or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold CIM harmless is only recoverable out of our assets and not from our shareholders.

Organization of CIM

CIM is a Delaware limited liability company that is registered as an investment adviser. The principal address of CIM is c/o ICON Investment Group, LLC, 3 Park Avenue, 36th Floor, New York NY 10016.

Board Approval of the Investment Advisory Agreement

Our investment advisory agreement was approved by our board of directors on June 19, 2012 and became effective on December 17, 2012. In its consideration of the investment advisory agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by CIM; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to CIM from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (f) the organizational capability and financial condition of CIM and its respective affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

Compliance with the Omnibus Guidelines published by the North American Securities Administrators Association

Rebates, Kickbacks and Reciprocal Arrangements

So long as we are required to comply with the Omnibus Guidelines published by the North American Securities Administrators Association (NASAA), CIM agrees that it will not: (a) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws; (b) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (c) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

So long as we are required to comply with the Omnibus Guidelines published by NASAA, CIM also agrees that it will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell shares of our common stock or give investment advice to a potential shareholder. This agreement will not prohibit, in any way, the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing shares of our common stock.

Commingling

So long as we are required to comply with the Omnibus Guidelines published by NASAA, CIM will not permit our funds to be commingled with the funds of any other entity.

INVESTMENT SUB-ADVISORY AGREEMENT

Overview of AIM

AIM, a subsidiary of Apollo and an investment adviser registered under the Advisers Act, serves as our sub-adviser pursuant to the investment sub-advisory agreement by and among us, CIM and AIM. Apollo and AIM maintain their principal offices at 9 West 57th Street, New York, NY 10019.

Management Services and Responsibilities

Under the terms of the investment sub-advisory agreement, AIM provides investment advice and makes investment recommendations to CIM in accordance with our stated investment objective and strategy. Any proposed change that is individually or in the aggregate deemed to be material to our investment strategy will require the consent of AIM, which shall not be unreasonably withheld.

Under the terms of the investment sub-advisory agreement, AIM will be responsible for:

•	making recommendations to CIM as to the general composition and allocation of our portfolio among various types of securities, the nature and timing of the changes therein and the manner of implementing such changes;
•	identifying, evaluating, recommending to CIM and, if applicable and/or appropriate, negotiating the structure and/or terms of investment opportunities within our specific investment strategy;
•	assisting CIM in performing due diligence on prospective portfolio investments; and
•	providing information to CIM regarding our investments that are being or were sourced by AIM to facilitate CIM’s monitoring and servicing of such investments and, if requested by CIM, providing information to assist CIM in monitoring and servicing our other investments.

However, AIM will have no responsibility with respect to any action relating to any security or other asset insofar as AIM determines in good faith after consultation with CIM that its involvement in any such action would require it to be treated as one subject to approval by the SEC in the absence of an applicable exemptive order.

Furthermore, all of our investment decisions are the sole responsibility of, and are made at the sole discretion of, CIM, and AIM will not be responsible or liable for any such investment decision. Further, AIM will only provide the investment advisory services expressly set forth in the investment sub-advisory agreement among AIM, CIM and us and will not be responsible or liable for the provision of any other service.

AIM’s services under the investment sub-advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired; provided, however, that during the term of the agreement, Apollo and its controlled affiliates and affiliates under common control as defined under the 1940 Act will be prohibited from directly or indirectly acting as an investment adviser pursuant to the Advisers Act to, or sponsoring, a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and whose securities (i) are offered primarily through one or more independent broker-dealers and/or registered investment advisers with $500 million of assets or less under management and (ii) are not listed on a public securities exchange.

Sub-Advisory Fees

The sub-advisory agreement provides that AIM will receive a portion of all management and incentive fees payable to CIM under the investment advisory agreement. On an annualized basis, we will pay AIM 50% of the fees payable to CIM under the investment advisory agreement with respect to each year, which fees are payable to AIM quarterly in arrears. Except as required by applicable law, rule or regulation, any deferral, reduction, waiver or other modification of the fees to be paid to CIM (including, without limitation, the manner and timing by which such fees are paid or payable to CIM) will require the prior written consent of AIM.

Payment of Our Expenses

AIM assumes no obligation with respect to, and will not be responsible for, our expenses or the expenses of CIM. AIM will pay all expenses incurred by it in connection with the activities it undertakes to meet its obligations under the investment sub-advisory agreement. CIM will cause AIM to be reimbursed by us to the same extent as such expenses would be reimbursable to CIM under the investment advisory agreement had such expenses been incurred by CIM. To the extent that CIM requests AIM in writing to incur any expenses that would not otherwise be reimbursable by us, CIM will reimburse AIM for such expenses, including, but not limited to, AIM’s out of pocket marketing expenses related to sourcing investments.

Duration and Termination

The investment sub-advisory agreement became effective on December 17, 2012. Unless earlier terminated as described below, the investment sub-advisory agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by the board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

Both the investment advisory agreement and the sub-advisory agreement that CIM has entered into with AIM have termination provisions that allow the parties to terminate the agreements. In addition, the investment advisory agreement may be terminated at any time, without penalty, by CIM, upon 60 days notice to us. The investment sub-advisory agreement may be terminated at any time by AIM upon not less than 60 days’ prior written notice to us and CIM or by us upon not less than 60 days’ prior written notice to AIM and CIM upon the vote of a majority of our outstanding voting securities or the vote of a majority of our independent directors. The investment sub-advisory agreement will automatically terminate in the event of its assignment; provided, however, that AIM may assign its rights and obligations under the investment sub-advisory agreement to one of its affiliates upon the prior written consent of us and CIM, such consent not to be unreasonably withheld, conditioned or delayed. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace CIM or for CIM to replace AIM.

The investment sub-advisory agreement provides that if AIM terminates the agreement other than for good reason (as defined in the investment sub-advisory agreement) or the agreement is not renewed or is terminated for cause (as defined in the investment sub-advisory agreement), then (x) AIM will be entitled to receive all amounts and any accrued, but unreimbursed, expenses payable to it and not yet paid pursuant to the investment sub-advisory agreement and (y) CIM may elect to subject AIM to an exclusivity restriction contained in the investment sub-advisory agreement, which survives until three years from the date that we met our minimum offering requirement.

The investment sub-advisory agreement also provides that if the agreement is terminated by AIM for good reason or the agreement is not renewed or is terminated otherwise without cause by us or our shareholders, as applicable, AIM will be entitled to the payment of all amounts and any accrued but unreimbursed expenses payable to it and not yet paid, as well as an amount equal to 37.5% of the gross amount of management fees and incentive fees paid by us over the three year period commencing in the calendar quarter following the calendar quarter in which such termination occurs. In addition, the restriction on the ability of CIM and its affiliates from directly or indirectly acting as an investment adviser or sub-adviser and/or as a sponsor (or engaging any other person for the purpose of acting as an investment adviser or sub-adviser) to any other business development company that engages primarily in the business of providing senior, unitranche and/or mezzanine financing to private, U.S. business, and (other than us) whose securities are listed on a public securities exchange will survive indefinitely.

Indemnification

Pursuant to the terms of the investment sub-advisory agreement, we will indemnify AIM against any loss arising from, or in connection with, AIM’s performance of its obligations under the investment sub-advisory agreement, and CIM will indemnify AIM against any loss arising from, or in connection with, CIM’s breach of the terms, representations and warranties under the investment sub-advisory agreement or otherwise based upon the performance of CIM’s duties or obligations under the investment sub-advisory agreement or in its role as our investment adviser, including by reason of any pending, threatened or completed claim, action, suit, investigation or other proceeding or regulatory or self-regulatory inquiry (including an action or suit by or in the right of us or CIM (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including, without limitation, its manager), provided, however, that AIM shall not be indemnified for any loss that is sustained as a result of AIM’s willful misfeasance, bad faith, or gross negligence in the performance of AIM’s duties or by reason of the reckless disregard of AIM’s duties and obligations under the investment sub-advisory agreement, in each case, as the same is finally determined by judicial proceedings.

Nothing in the investment sub-advisory agreement will be construed to provide for the indemnification of any party or any limitation on the liability of any party that would, in either case, be in violation of applicable law, but such provisions shall otherwise be construed so as to effectuate the provisions of the investment sub-advisory agreement to the fullest extent permitted by applicable law.

Board Approval of the Sub-Advisory Agreement

Our investment sub-advisory agreement was approved by our board of directors on June 19, 2012 and became effective on December 17, 2012. In its consideration of the investment sub-advisory agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by AIM; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to AIM from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment sub-advisory agreement; (f) the organizational capability and financial condition of Apollo and its affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment sub-advisory fee rate is reasonable in relation to the services to be provided.

Other Matters

We have been advised by AIM that all fees that are paid to AIM pursuant to the investment sub-advisory agreement (net of applicable expenses incurred by AIM) will accrue to, and be for the benefit of, AINV.

ADMINISTRATION AGREEMENT

Administrative Services

We have entered into an administration agreement with ICON Capital for certain administrative services. ICON Capital will be reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting, and investor relations and other administrative services. ICON Capital also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, ICON Capital assists us in publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse ICON Capital for administrative expenses it incurs in performing its obligations.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. ICON Capital, as our administrator, will make available such managerial assistance, on our behalf, to our portfolio companies. We may receive fees for these services and will reimburse ICON Capital for its allocated costs in providing such assistance, subject to review and approval by our board of directors.

Term; Effective Date

The administration agreement was approved by our board of directors on June 19, 2012, and became effective on December 17, 2012. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

We may terminate the administration agreement with ICON Capital on 60 days’ written notice without penalty.

EXPENSE SUPPORT AND CONDITIONAL REIMBURSEMENT AGREEMENT

Pursuant to the expense support and conditional reimbursement agreement, IIG has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Pursuant to the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders. We or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the investment advisory agreement with CIM, we may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of our expenses in future quarters.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Expense Reimbursement” for a discussion of expense reimbursements from IIG recorded in connection with the expense support and conditional reimbursement agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, we will pay CIM a base management fee and an incentive fee. See “Investment Advisory Agreement” for a description of how the fees payable to CIM will be determined. We have also entered into an administration agreement with ICON Capital, pursuant to which we will reimburse ICON Capital for administrative expenses it incurs on our behalf. See “Administration Agreement” for a description of the types of services that ICON Capital will provide to us.

Pursuant to an expense support and conditional reimbursement agreement between us and IIG, IIG has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Under certain conditions, IIG would be entitled to reimbursement of such expenses. See “Expense Support and Conditional Reimbursement Agreement.”

Our executive officers, certain of our directors and certain other finance professionals of ICON also serve as executives of CIM and officers of the Company and Messrs. Gatto and Reisner are directors of ICON Securities, LLC, the dealer manager for our offering. In addition, our executive officers and directors and the members of CIM and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. We may compete with entities managed by CIM and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by CIM or its affiliates or by members of the investment committee. However, to fulfill its fiduciary duties to each of its clients, CIM intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with CIM’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. CIM has agreed with our board of directors that allocations among us and other investment funds affiliated with CIM will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

CIM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between CIM’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures may be designed so that, when appropriate, certain investment opportunities may be allocated on an alternating basis that is fair and equitable among us and their other clients. An investment opportunity that is suitable for multiple clients of CIM and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that CIM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The principals of CIM have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, CIM has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by CIM and affiliated entities. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, CIM will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with CIM’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by CIM and approved by our board of directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by CIM or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, CIM will need to decide whether we or such other entity or entities will proceed with the investment. CIM will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

Competition

Concurrent with this offering, certain officers of CIM are simultaneously providing investment management services to the equipment finance funds. CIM may determine it appropriate for us and one or more other investment accounts managed by CIM or any of its affiliates to participate in an investment opportunity. Further, funds or accounts managed by Apollo or its affiliates may also wish to participate in such investment opportunity or may in fact own an existing interest in such investment opportunity. As a BDC, we will be subject to certain regulatory restrictions in making our investments with entities with which we may be restricted from doing so under the 1940 Act, such as CIM, Apollo and their respective affiliates, unless we obtain an exemptive order from the SEC or co-invest alongside such affiliates in accordance with existing regulatory guidance. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to co-invest alongside such affiliates or that we will be able to obtain such exemptive relief. Even if we receive exemptive relief, neither CIM nor Apollo or their respective affiliates are obligated to offer us the right to participate in any transactions.

Affiliated Dealer Manager

The dealer manager is an affiliate of CIM. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in the prospectus for accuracy and completeness, due to its affiliation with CIM, no independent review of us will be made in connection with the distribution of our shares in this offering.

Co-Investment Opportunities

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as CIM, AIM and their respective affiliates, unless we obtain an exemptive order from the SEC. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to obtain such exemptive relief. Under the investment sub-advisory agreement, AIM will only assist CIM in identifying investment opportunities and will make investment recommendations for approval by CIM. AIM will not be responsible or liable for any such investment decision.

Material Non-public Information

Our senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Appraisal and Compensation

Our articles of incorporation provide that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser will be for the exclusive benefit of our shareholders. A summary of such appraisal will be included in a report to our shareholders in connection with a proposed roll-up. All shareholders will be afforded the opportunity to vote to approve such proposed roll-up and will be permitted to receive cash in an amount of such shareholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of May 16, 2013, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and each executive officer; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering.

Name	Number of shares	Percentage of current ownership(1)	Percentage assuming maximum offering amount is purchased
Directors and Executive Officers:(2)
Interested Directors
Mark Gatto(3)	55,611.1	1.80%	*
Michael A. Reisner(3)	55,611.1	1.80%	*
Independent Directors
Robert A. Breakstone	None	None	None
James J. Florio	None	None	None
Aron I. Schwartz	None	None	None
Executive Officers
Sean Connor	None	None	None
Keith S. Franz	None	None	None
Harry Giovani	None	None	None
Michael R. Manley	None	None	None
All directors and officers as a group (9 persons)(2)	111,222.2	3.60%	*

*	Less than 1%.
(1)	Based on total of 3,087,855 shares issued and outstanding as of May 16, 2013.
(2)	None of our directors or executive officers is a direct beneficial owner of our common stock.
(3)	IIG is the record holder of 111,222.2 shares. Messrs. Gatto and Reisner control IIG and, as a result, may be deemed to be the indirect beneficial owners of the shares held by IIG.

DISTRIBUTION REINVESTMENT PLAN

Subject to our board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare on a monthly basis a semi-monthly distribution amount per share of our common stock.

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common stock. This means that any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares. Any distributions of our common stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to participate in or terminate participation in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution and you have “opted in” to our distribution reinvestment plan, then you will have your cash distributions reinvested in additional common stock rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchases pursuant to our distribution reinvestment plan. In such case, your reinvested distributions will purchase common stock at a price equal to 95% of the price that common stock is sold in the offering at the semi-monthly closing immediately following the distribution payment date. For example, if the purchase price is $10.24, then the price is 95% of $10.24, or $9.73 per share with proceeds of $9.73 to us. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Common stock issued pursuant to our distribution reinvestment plan will have the same voting rights as common stock offered pursuant to this prospectus.

If you wish to receive your distributions in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in common stock by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional shares of common stock, the reinvestment agent will set up an account for common stock you acquire through the plan and will hold such common stock in non-certificated form. If your common stock is held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued common stock to implement the plan. The number of shares of common stock we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that common stock is sold in the offering at the closing immediately following the distribution date.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

If you receive your cash distributions in the form of common stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. The amount of the distribution for shareholders receiving our common stock will be equal to the fair market value of the stock received. Your basis for determining gain or loss upon the sale of common stock received in a distribution from us will be equal to the amount treated as a distribution for federal income tax purposes. Any common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which shares of common stock are credited to your account. See “Material U.S. Federal Income Tax Considerations.”

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the transaction request form located at the bottom of your statement and sending it to the plan.

All correspondence concerning the plan should be directed to CĪON Investment Corporation, Investor Relations Department, by mail at 100 Grossman Dr., Suite 301, Braintree, MA 02184 or by telephone at (800) 343-3736.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the reinvestment agent or by contacting CĪON Investment Corporation, Investor Relations Department, by mail at 100 Grossman Dr., Suite 301, Braintree, MA 02184 or by telephone at (800) 343-3736.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of May 16, 2013:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	500,000,000	—	3,087,855

Common Stock

Under the terms of our articles of incorporation, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for such purpose. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a shareholder vote on specific issuances. In the event we issue preferred stock, we will supplement this prospectus accordingly.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrators Association, our articles of incorporation and the investment advisory agreement provide that CIM and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM, nor will CIM be held harmless for any loss or liability suffered by us, unless (1) CIM has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (2) CIM was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by CIM or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold CIM harmless is only recoverable out of our assets and not from our shareholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

CIM has also entered into a sub-advisory agreement with us and AIM. Pursuant to the terms of the investment sub-advisory agreement, we will indemnify AIM against any loss arising from, or in connection with, the performance of AIM’s obligations under the investment sub-advisory agreement, and CIM shall indemnify AIM against any loss arising from, or in connection with, CIM’s breach of the terms, representations and warranties under the investment sub-advisory agreement or otherwise based upon the performance of CIM’s duties or obligations under the investment sub-advisory agreement or in its role as our investment adviser, including by reason of any pending, threatened or completed claim, action, suit, investigation or other proceeding or regulatory or self-regulatory inquiry (including an action or suit by or in the right of the Company or CIM (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including, without limitation, its manager)); provided, however, that AIM will not be indemnified for any loss that is sustained as a result of AIM’s willful misfeasance, bad faith, or gross negligence in the performance of AIM’s duties or by reason of the reckless disregard of AIM’s duties and obligations under the investment sub-advisory agreement, in each case, as the same is finally determined by judicial proceedings.

Nothing in the investment sub-advisory agreement will be construed to provide for the indemnification of any party or any limitation on the liability of any party that would, in either case, be in violation of applicable law, but such provisions shall otherwise be construed so as to effectuate the provisions of the investment sub-advisory agreement to the fullest extent permitted by applicable law.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Maryland Business Combination Act and The Maryland Control Share Acquisition Act

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested shareholder (defined generally as any person who beneficially owns 10% or more of the voting power of our voting capital stock) or an affiliate of any interested shareholder for five years following the most recent date on which the shareholder became an interested shareholder, and thereafter imposes special appraisal rights and special shareholder voting requirements on these combinations. The Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the shareholder, entitle the shareholder to exercise, or direct the exercise of, one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by the corporation’s shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The provisions of these two statutes generally apply to a Maryland corporation unless the corporation’s articles of incorporation or bylaws exempt the corporation from such provisions. Our articles of incorporation contain provisions that expressly exempt us from the Maryland Business Combination Act and our bylaws contain provisions that expressly exempt us from the Maryland Control Share Acquisition Act. Our election to be exempt from the provisions of the Maryland Control Share Acquisition Act may be repealed by our board of directors at its discretion, the result of which would make it more difficult for a third party to obtain control of us.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered terms. At each annual meeting of our shareholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our articles of incorporation provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our articles of incorporation as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our shareholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of five members of the board of directors, three of whom are independent directors. Our articles of incorporation provide that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Shareholders

The Maryland General Corporation Law provides that shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Among other things, and subject to certain exceptions, such advance notice provisions require that certain detail concerning the shareholder nominee or proposal be delivered to our secretary not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. Among other things, such advance notice provisions require that certain detail concerning the shareholder nominee, including, among other things, the name, age and address of the shareholder nominee and number of shares held by the shareholder nominee, be delivered to our secretary not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our board of directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

Our bylaws provide that our board of directors and certain of our officers may call special meetings of shareholders. Additionally, our articles of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Pursuant to our articles of incorporation, provided that our directors then in office have approved and declared the action advisable and submitted such action to the shareholders, an amendment to our articles of incorporation that requires shareholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our articles of incorporation to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company, must each be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our articles of incorporation and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our articles of incorporation provide that approval by a majority of our shareholders is needed for the following actions:

•	Amendment of the investment advisory agreement;
•	Removal of CIM and election of a new investment adviser;
•	Dissolution of the Company;
•	Approval or disapproval of the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business; and
•	Approval of a merger or any other reorganization of the Company.

Without the approval of a majority of our shareholders, CIM may not:

•	Amend the investment advisory agreement except for amendments that would not adversely affect the interests of our shareholders;
•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•	Appoint a new investment adviser;
•	Sell all or substantially all of our assets other than in the ordinary course of business; and
•	Approve a merger or any other reorganization of the Company.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act (defined and discussed above), as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our articles of incorporation provide that shareholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s articles of incorporation and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of shareholders. A board of directors classified in that manner cannot be altered by amendment to the articles of incorporation of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the articles of incorporation or bylaws:

•	provide that a special meeting of shareholders will be called only at the request of shareholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;
•	reserve for itself the right to fix the number of directors;
•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;
•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and
•	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of shareholders. A board of directors may implement all or any of these provisions without amending the articles of incorporation or bylaws and without shareholder approval. A corporation may be prohibited by its articles of incorporation or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our articles of incorporation, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors will nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our articles of incorporation and bylaws, the law would permit our board of directors to override further changes to the articles of incorporation or bylaws.

Conflicts with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Maryland Business Combination Act, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will be available on our website at www.cioninvestmentcorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which this prospectus is a part.

On a quarterly basis, we will send information to all shareholders of record regarding the source of distributions paid to our shareholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have Internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the U.S.;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any political subdivision thereof;
•	A trust, if a court in the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. shareholder” generally is a beneficial owner of our common stock that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the

Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” As a result, we may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if we are not prohibited from making distributions, our ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If we are not able to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying distributions in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to our shareholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases our common stock shortly before the record date of a distribution, the price of the common stock will, from a tax standpoint, include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such common stock. In addition, all or a portion of any loss recognized upon a disposition of our common stock may be disallowed if other common stock is purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our common stock. Such rate is lower than the maximum rate of 39.6% on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We have adopted a distribution reinvestment plan through which a shareholder may elect to receive distributions in the form of additional shares of our common stock. See “Distribution Reinvestment Plan.” Any distributions made to a U.S. shareholder that are reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years.

We will report to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service, or IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the

IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the common stock is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the common stock by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the U.S., we will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions that may be made to Non-U.S. shareholders in our taxable years beginning before January 1, 2014, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning after January 1, 2014. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the U.S., or (ii) such Non-U.S. shareholder is an individual present in the U.S. for 183 days or more during the year of the distribution or gain.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the common stock may not be appropriate for a Non-U.S. shareholder.

A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends received after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their common stock, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their common stock and proceeds from the sale of their common stock. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the common stock.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our shareholders. Distributions would not be required, and any distributions would be taxable to our shareholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. A BDC is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. BDCs make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

BDCs are closed-end funds that elect to be regulated as BDCs under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.

As a BDC, we will be subject to certain regulatory restrictions in negotiating certain investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with CIM or AIM in transactions originated by CIM, AIM or their respective affiliates unless we obtain an exemptive order from the SEC. We have not applied for an exemptive order from the SEC and, if we apply, there can be no assurance that we will be able to obtain such exemptive relief. Under the investment sub-advisory agreement, AIM will only assist CIM in identifying investment opportunities and will make investment recommendations for approval by CIM. AIM will not be responsible or liable for any such investment decision.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without shareholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
a.	is organized under the laws of, and has its principal place of business in, the U.S.;
b.	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
2.	Securities of any eligible portfolio company that we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Depending on the nature of the assistance required, CIM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than CIM, will retain any fees paid for such assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. CIM will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. See “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and CIM have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering our policies and procedures and CIM’s chief compliance officer is responsible for administering its policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to CIM. The proxy voting policies and procedures of CIM are set forth below. The guidelines are reviewed periodically by CIM and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, CIM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of CIM are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

CIM will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although CIM will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of CIM are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to the chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (b) officers and employees involved in the decision making process or vote administration are prohibited from revealing how CIM intends to vote on a proposal in order to reduce any attempted influence from interested parties. The CCO of CIM will work with the appropriate senior officers to resolve any conflict that may arise.

Proxy Voting Records

You may obtain information, without charge, regarding how CIM voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer c/o CĪON Investment Corp., 3 Park Avenue, 36th Floor, New York, NY 10016.

Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our co-chief executive officers and our chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting and this report will be audited by our independent public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

PLAN OF DISTRIBUTION

General

This is a continuous offering of our common stock as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which are subject to SEC review, to allow us to continue this offering for at least two years. This offering must be registered in every state in which we offer or sell common stock. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common stock in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of common stock but intends to use its best efforts to sell the common stock offered. The minimum permitted purchase is $5,000. Additional purchases must be in increments of $500 except for shares acquired pursuant to our distribution reinvestment plan.

Funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as shareholders as soon as practicable, but in no event later than 15 days after such release.

The dates on which we will accept subscriptions will be the first business day of each week. Common stock issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first semi-monthly closing in a calendar month or quarter, as the case may be. In addition, in months in which we repurchase common stock, we expect to conduct repurchases on the same date that we hold our first semi-monthly closing in a calendar month or quarter, as the case may be, during the sale of common stock in this offering.

We will sell our shares on a continuous basis at a price of $10.24 per share; however, to the extent that our net asset value increases, we will sell shares of common stock at a price necessary to ensure that shares of common stock are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock.

A decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%.

To purchase common stock in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should make your check payable to “CĪON Investment Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part, for any or no reason. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

The dealer manager and selected broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the dealer manager and selected broker-dealers as an alternative to paper copies when possible. As a result, if the dealer manager or a selected broker-dealer chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically. If the dealer manager or a selected broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents. In any case, an investor may always receive a paper copy of these documents upon request to the dealer manager or the selected broker-dealer.

Semi-Monthly Pricing Procedures

In connection with each semi-monthly closing on the sale of common stock offered on a continuous basis, the board of directors or a committee thereof will make a determination, no later than forty-eight (48) hours prior to the time that each semi-monthly closing and sale is made, that the offering price per share for such common stock, after deduction of selling commissions and dealer manager fees, is not below our then-current net asset value per share. For additional information regarding the semi-monthly pricing procedures, please refer to “Determination of Net Asset Value.”

About the Dealer Manager

The dealer manager is ICON Securities, LLC. The dealer manager was formed in 1984. The dealer manager registered as a broker-dealer with the SEC in August 1984 and the Financial Industry Regulatory Authority, Inc. (f/k/a National Association of Securities Dealers, Inc.), or FINRA, in May 1985. The dealer manager is an affiliate of CIM. The dealer manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to us in connection with the distribution of the common stock offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and CIM, see “Certain Relationships and Related Party Transactions.”

Compensation of the Dealer Manager and Selected Broker-Dealers

The dealer manager will receive a dealer manager fee of 3% of the gross offering proceeds as compensation for acting as the dealer manager. We expect the dealer manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. Selected broker-dealers will receive selling commissions of up to 7% of the gross proceeds of shares sold by such selected broker-dealers in the offering.

The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3% dealer manager fee will be 1.5% of the aggregate gross proceeds from shares sold in the offering.

In addition to the payment of selling commissions and dealer manager fees, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses based upon an itemized and detailed invoice. We expect to reimburse approximately 0.5% of the gross offering proceeds for accountable due diligence expenses.

This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. In addition, we will not pay selling commissions or dealer manager fees on shares sold pursuant to our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer manager fees if the shares sold pursuant to our distribution reinvestment plan had been issued pursuant to this public offering of shares will be invested in additional shares and thus retained and used by us. Therefore, the net proceeds to us for issuance pursuant to our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

To the extent permitted by law and our articles of incorporation, we have agreed to indemnify selected broker-dealers and the dealer manager, against certain liabilities, including certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The selected broker-dealers participating in the offering of our common stock are not obligated to obtain any subscriptions on our behalf and we cannot assure you that any common stock will be sold.

Lock-Up Agreement

Pursuant to FINRA Rule 5110(g), IIG, an affiliate of the dealer manager, has agreed that the approximately 111,222 shares of our common stock that it acquired pursuant to the private placement will not be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of such shares of common stock for a period of 180 days immediately following the date of effectiveness or commencement of sales in this offering.

Share Distribution Channels

We expect the dealer manager to use multiple distribution channels to sell our shares. These channels may have different or no selling commissions, and consequently, a different purchase price for the shares.

We also expect to deliver our shares through independent investment advisers (both affiliated and unaffiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We are offering volume discounts to investors who purchase more than $500,000 worth of our shares through the same selected broker-dealer in our offering. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 1 – $ 500,000	$10.24	7.0%
$ 500,001 – $ 750,000	$10.14	6.0%
$ 750,001 – $1,000,000	$10.04	5.0%
$1,000,001 – $2,500,000	$9.93	4.0%
$2,500,001 – $5,000,000	$9.83	3.0%
$5,000,001 and up	$9.73	2.0%

(1)	Assumes a $10.24 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.24, a purchase of $1.25 million would result in a weighted average purchase price of approximately $10.12 per share as shown below:

•	$500,000 at $10.24 per share = 48,828,125 shares (7% selling commission + 3% dealer manager fee);
•	$250,000 at $10.14 per share = 24,660,669 shares (6% selling commission + 3% dealer manager fee);

•	$250,000 at $10.04 per share = 24,912,309 shares (5% selling commission + 3% dealer manager fee); and
•	$250,000 at $9.93 per share = 25,169,137 shares (4% selling commission + 3% dealer manager fee).

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares in our offering through the same selected broker-dealer.

•	To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:
º	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;
º	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;
º	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and
º	all commingled trust funds maintained by a given bank.

In the event that a person wishes to have his or her order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only common stock purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

We may pay reduced or no selling commissions in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their selected broker-dealer that no selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment adviser or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the selling commissions payable in connection with such transaction. Neither the dealer manager nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment adviser or a bank trust department by a potential investor to induce such investment adviser or bank trust department to advise favorably for an investment in shares of our common stock.

Other Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our common stock. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

In addition, our executive officers and directors and their immediate family members, as well as officers and employees of CIM and Apollo and their respective affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our articles of incorporation, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to selected broker-dealers and registered investments advisers, and any of their associated persons purchasing for their own account or their IRAs or qualified plans, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fees payable in connection with sales to such institutional investors and affiliates. CIM and Apollo and their respective affiliates will be expected to hold their shares of our common stock purchased as shareholders for investment and not with a view towards distribution.

Transfer on Death Designation

You have the option of placing a transfer on death, or “TOD,” designation on your common stock purchased in this offering. A TOD designation transfers ownership of your common stock to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the common stock. However, this option is not available to residents of the states of Louisiana or Texas. If you would like to place a TOD designation on your common stock, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;
•	cover letters transmitting the prospectus;
•	brochures containing a summary description of this offering;
•	fact sheets describing the general nature of the Company and our investment objective;
•	asset flyers describing our recent investments;
•	broker updates;
•	online investor presentations;
•	third-party article reprints;
•	website material;
•	electronic media presentations; and
•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by CIM or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in supplemental sales materials prepared by us will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials, including any third-party reprints, do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

ALTERNATIVE INVESTMENTS

Financial planners generally recommend that investors hold a diversified investment portfolio, including traditional investments, such as stocks, bonds and mutual funds, and alternative investments. The objective of this strategy is to reduce the overall portfolio risk and volatility of an investor’s wealth portfolio while achieving acceptable rates of return.

An investment in an unlisted BDC may be regarded as an alternative investment. The appropriate proportion of an investor’s wealth portfolio that should be held in alternative investments will vary from investor to investor. You should consult your financial advisor regarding asset allocation strategies.

As a wealth management strategy, an unlisted BDC may be appropriate for certain investors for reasons that include:

•	Portfolio diversification. An investment in an unlisted BDC may provide diversification between alternative and other forms of investments. It may also provide diversification among your alternative investments.
•	Non-correlation. BDCs that are not listed on stock exchanges may exhibit little or no correlation to listed stock or bond markets.
•	Access to private equity-type investing. A BDC advised by an experienced manager may provide investors with access to investments typically associated with private equity investing.
•	Distributions. A BDC frequently authorizes and declares regular cash distributions. In addition, a BDC that also elects to be treated as a RIC must distribute at least 90% of its investment company taxable income.
•	Potential for capital growth. BDCs may offer the potential for growth of invested capital as the result of reinvesting the proceeds from earlier investments to compound the return achieved from such earlier investments.
•	Secured Loans. BDCs like ours may invest in loans that are secured by all of the portfolio company’s assets.
•	Potential inflation and recession hedge. The loans that a debt-focused BDC like us typically targets are based on a floating rate of interest that typically may rise in conjunction with higher inflation, which can benefit transactions that are closed prior to or at the beginning of inflationary periods. In a recession, credit may tighten as traditional financing sources increase financing standards and/or stop providing financing altogether. This could increase the pool of favorable investments for debt-focused BDCs that have capital on hand to invest.
•	Tax advantages. BDCs that elect to be treated as a RIC generally do not pay corporate-level federal income taxes on income that is distributed to shareholders, which enhances the after-tax return that investors receive from investments in such BDCs. See “Material U.S. Federal Income Tax Consequences.”

We expect to exhibit some or all of the characteristics described above. Before considering any investment in our common stock, you should first consult with your financial advisor and read and understand this prospectus, including the section entitled “Risk Factors.” You must also meet the general and State specific suitability standards as set out in this prospectus. See “Suitability Standards.”

LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our shareholders within approximately three to five years following the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors; however, our offering of common stock may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common stock on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a publicly-traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within three to five years following the completion of our offering stage or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, the investment advisory experience of CIM and market conditions for the sale of our assets or listing of our common stock and the potential for shareholder liquidity. If we determine to pursue a listing of our common stock on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common stock repurchased, subject to certain restrictions and limitations, at a price that may reflect a discount from the purchase price you paid for the common stock being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their common stock when desired or at a desired price. No shareholder will have the right to require us to repurchase his or her common stock or any portion thereof. Because no public market will exist for our common stock, and none is expected to develop, shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of common stock to other eligible investors.

Beginning in the first quarter of 2014, and on a quarterly basis thereafter, we intend to offer to repurchase common stock on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase common stock, we will conduct repurchases on the same date that we hold the first semi-monthly closing in a calendar month for the sale of common stock in this offering. The offer to repurchase common stock will be conducted solely through tender offer materials mailed to each shareholder and is not being made through this prospectus.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We currently intend to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock we can repurchase with the proceeds we receive from the issuance of shares of our common stock pursuant to our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common stock. In addition, we will limit the number of shares of common stock to be repurchased in any calendar year to 15% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of shares of common stock that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such common stock on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.

If you wish to tender your common stock to be repurchased, you must tender at least 25% of the common stock you purchased in the offering. If you choose to tender only a portion of your common stock, you must maintain a minimum balance of $5,000 worth of common stock following a tender of common stock for repurchase. If the amount of repurchase requests exceeds the number of shares of common stock we seek to repurchase, we will repurchase common stock on a pro-rata basis. As a result, we may repurchase less than the full amount of common stock that you request to have repurchased. If we do not repurchase the full amount of your common stock that you have requested to be repurchased, or we determine not to make repurchases of our common stock, you may not be able to dispose of your common stock, even if we underperform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

Our board of directors will require that we repurchase common stock or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our shareholders.

Repurchases of your common stock by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of common stock from our shareholders.

When our board of directors determines that we will offer to repurchase common stock or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our shareholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which common stock may be tendered) sent to our shareholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which common stock may be tendered is changed, we will extend the tender offer period by a minimum of an additional 10 business days.

In order to submit common stock to be tendered, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to our shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to us. If we have not accepted common stock for payment, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase common stock, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the U.S., Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice.

In the event that CIM or any of its affiliates holds common stock in the capacity of a shareholder, any such affiliates may tender common stock for repurchase in connection with any repurchase offer we make on the same basis as any other shareholder. IIG will not tender its common stock for repurchase as long as CIM remains our investment adviser.

We intend to seek relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our proposed share repurchase program to permit us to repurchase shares at a price other than net asset value. We have applied for an exemptive order from the SEC; however, there can be no assurance that we will be able to obtain such exemptive relief.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank, N.A. The address of the custodian is: One Federal Street, Boston, MA 02110. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway, 9th Floor, Kansas City, MO 64105-1594 and its telephone number is (877) 628-6575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, CIM is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. CIM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While CIM will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, CIM may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if CIM determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The audited consolidated balance sheets of CĪON Investment Corporation as of December 31, 2012 and January 31, 2012 (Inception), including the consolidated schedule of investments as of December 31, 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for the period from January 31, 2012 (Inception) through December 31, 2012 appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

Any shareholder and its designated representative are permitted access to our records to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Please see our charter and bylaws for additional information regarding shareholders’ right to access our records.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of CĪON Investment Corporation and its affiliated companies. This notice supersedes any other privacy notice you may have received from CĪON Investment Corporation.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of CIM. It is our policy that only authorized officers and employees of CIM and its affiliates who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets as of December 31, 2012 and January 31, 2012	F-3
Consolidated Statement of Operations for the Period from January 31, 2012 (Inception) to December 31, 2012	F-4
Consolidated Statement of Changes in Net Assets for the Period from January 31, 2012 (Inception) to December 31, 2012	F-5
Consolidated Statement of Cash Flows for the Period from January 31, 2012 (Inception) to December 31, 2012	F-6
Consolidated Schedule of Investments as of December 31, 2012	F-7
Notes to Consolidated Financial Statements	F-8
Consolidated Balance Sheets as of March 31, 2013 (unaudited) and December 31, 2012	F-24
Consolidated Statement of Operations for the three months ended March 31, 2013 (unaudited)	F-25
Consolidated Statements of Changes in Net Assets for the three months ended March 31, 2013 and for the Period from January 31, 2012 (Inception) through March 31, 2012 (unaudited)	F-26
Consolidated Statements of Cash Flows for the three months ended March 31, 2013 and for the Period from January 31, 2012 (Inception) through March 31, 2012 (unaudited)	F-27
Consolidated Schedule of Investments as of March 31, 2013 (unaudited) and December 31, 2012	F-28
Notes to Consolidated Financial Statements (unaudited)	F-30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
CĪON Investment Corporation

We have audited the accompanying consolidated balance sheets of CĪON Investment Corporation (the “Company”) as of December 31, 2012 and January 31, 2012 (Inception), including the consolidated schedule of investments as of December 31, 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for the period from January 31, 2012 (Inception) through December 31, 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, counterparties and agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of CĪON Investment Corporation at December 31, 2012 and January 31, 2012 (Inception), the consolidated schedule of investments as of December 31, 2012, the results of their operations, changes in their net assets, and their cash flows for the period from January 31, 2012 (Inception) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
March 26, 2013

Except for Note 13, as to which the date is
June 10, 2013

CĪON Investment Corporation
Consolidated Balance Sheets

	December 31, 2012	January 31, 2012
Assets
Investments, at fair value (amortized cost of $3,787,873)	$3,797,806	$—
Cash	—	1,000
Due from counterparty	729,325	—
Reimbursement from IIG(2)	25,807	—
Deferred offering expenses, net	958,904	—
Prepaid insurance	105,802	—
Unrealized appreciation on total return swap(1)	12,493	—
Interest receivable on investments	187	—
Total assets	$5,630,324	$1,000
Liabilities and Shareholders' Equity
Liabilities
Payable for investment purchased	$990,000	$—
Accounts payable and accrued expenses	130,109	—
Commissions payable	23,100	—
Total liabilities	1,143,209	—
Commitments and contingencies (Note 10)
Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized; 500,338 and 111 shares issued and outstanding, respectively(2)	500	1
Capital in excess of par value	4,461,453	999
Accumulated net investment income	2,692	—
Accumulated net realized gain from investment	44	—
Accumulated net unrealized appreciation on investments	9,933	—
Accumulated net unrealized appreciation on total return swap(1)	12,493	—
Total shareholders' equity	4,487,115	1,000
Total liabilities and shareholders' equity	$5,630,324	$1,000
Net asset value per share of common stock at end of period	$8.97	$9.00
Shares of common stock outstanding	500,338	111

(1)	See Note 6 for a discussion of the Company’s total return swap agreement.
(2)	See Note 13 for subsequent event.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statement of Operations

For the Period from January 31, 2012 (Inception) through December 31, 2012
Investment income
Interest income	$2,692
Operating expenses
Management fees	1,567
Administrative services expense	38,966
Capital gains incentive fee(1)	4,494
General and administrative	71,679
Total expenses	116,706
Less: expense reimbursement from IIG(2)	(116,706)
Net operating expenses	—
Net investment income	2,692
Realized and unrealized gain (loss) on investments
Net realized gain from investment	44
Net change in unrealized appreciation on investments	9,933
Net change in unrealized appreciation on total return swap(3)	12,493
Total net realized and unrealized gain (loss) on investments	22,470
Net increase in net assets resulting from operations	$25,162
Per share information – basic and diluted
Net increase in net assets per share resulting from operations	$0.05
Weighted average shares of common stock outstanding(4)	500,338

(1)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.
(2)	See Note 3 for a discussion of expense reimbursements received by the Company from ICON Investment Group, LLC, or IIG.
(3)	See Note 6 for a discussion of the Company’s total return swap agreement.
(4)	Weighted average shares of common stock outstanding calculated from the commencement of operations on December 17, 2012 through December 31, 2012.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statement of Changes in Net Assets

For the Period from January 31, 2012 (Inception) to December 31, 2012
Changes in net assets from operations:
Net investment income	$2,692
Net realized gain from investment	44
Net change in unrealized appreciation on investments	9,933
Net change in unrealized appreciation on total return swap(1)	12,493
Net increase in net assets resulting from operations	25,162
Changes in net assets from capital share transactions:
Issuance of common stock, net of issuance costs of $136,390(2)	4,503,049
Amortization of deferred offering expenses	(41,096)
Net increase in net assets resulting from capital share transactions	4,461,953
Total increase in net assets	4,487,115
Net assets at beginning of period	—
Net assets at end of period	$4,487,115
Net asset value per share of common stock at end of period	$8.97
Shares of common stock outstanding at end of period	500,338

(1)	See Note 6 for a discussion of the Company’s total return swap agreement.
(2)	See Note 13 for subsequent event.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statement of Cash Flows

For the Period from January 31, 2012 (Inception) to December 31, 2012
Operating activities:
Net increase in net assets resulting from operations	$25,162
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of discount on investments	(67)
Proceeds from principal repayment of investment	2,500
Purchase of investments	(1,972,500)
Purchase of short term investments	(1,817,762)
Net realized gain from investment	(44)
Net change in unrealized appreciation on investments	(9,933)
Net change in unrealized appreciation on total return swap	(12,493)
Due from counterparty	(729,325)
Reimbursement from IIG	(25,807)
Prepaid insurance	(105,802)
Interest receivable on investments	(187)
Payable for investment purchased	990,000
Accounts payable and accrued expenses	130,109
Net cash used in operating activities	(3,526,149)
Financing activities:
Gross proceeds from issuance of common stock	3,639,439
Commissions and dealer manager fees paid	(113,290)
Net cash provided by financing activities	3,526,149
Net increase in cash	—
Cash, beginning of period	—
Cash, end of period	$—
Supplemental non-cash operating and financing activities:
Capitalization of deferred offering expenses(1)	$1,000,000
Issuance of common stock to IIG(1)	$1,000,000
Deferred offering expenses charged to shareholders' equity	$41,096
Commissions paid by IIG	$23,100

(1)	See Note 13 for subsequent event.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2012

Portfolio Company(a)	Industry	Principal/ Par Amount	Amortized Cost	Fair Value(b)
Senior Secured First Lien Term Loans – 44.1%
Captive Resources Midco, LLC, LIBOR +5.50%, 1.25% Floor, 10/31/2018	Insurance	$997,500	$980,111	$980,044
Plano Molding Co Inc., LIBOR +4.50%, 1.25% Floor, 12/21/2017(c)	Chemicals	1,000,000	990,000	1,000,000
Total Senior Secured First Lien Term Loans			1,970,111	1,980,044
Short Term Investments – 40.5%
First American Treasury Obligations Fund(d)		1,817,762	1,817,762	1,817,762
Total Short Term Investments			1,817,762	1,817,762
TOTAL INVESTMENTS – 84.6%			$3,787,873	$3,797,806
OTHER ASSETS IN EXCESS OF LIABILITIES – 15.4%				$689,309
NET ASSETS – 100%				$4,487,115

	Notional Amount	Unrealized Appreciation
TOTAL RETURN SWAP – 0.3%
Citibank TRS Facility (see Note 6)	$2,883,100	$12,493

(a)	All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940. The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio.
(b)	Fair value determined by the Company’s board of directors (see Note 7).
(c)	Position or portion thereof unsettled as of December 31, 2012.
(d)	Short term investments represent highly liquid investments with original maturity dates of three months or less.

See accompanying notes to consolidated financial statements.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 1. Organization and Principal Business

CĪON Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, the Company successfully raised gross proceeds from unaffiliated outside investors of at least $2,500,000, or the minimum offering requirement, and commenced operations. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company intends to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. The Company anticipates that its portfolio will be comprised primarily of investments in senior secured loans and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle-market companies.

The Company is managed by CĪON Investment Management, LLC, or CIM, a registered investment adviser and an affiliate of the Company. CIM oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s investment portfolio. The Company and CIM have engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as the Company’s investment sub-adviser.

Since commencing its initial public offering and through March 18, 2013, the Company has sold 1,712,123 shares of common stock for gross proceeds of approximately $16,806,000 at an average price per share of $9.82. As of December 31, 2012, the Company sold 500,338 shares for gross proceeds of $4,639,439 at an average price per share of $9.27.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and include the accounts of the Company and its wholly-owned special purpose financing subsidiary Flatiron Funding, LLC, or Flatiron. All intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company’s cash and cash equivalents are held principally at one financial institution and at times may exceed insured limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.

Short Term Investments

Short term investments include an investment in a U.S. Treasury Obligations Fund that seeks to provide current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements collateralized by such securities. The Company had approximately $1,817,762 of such investments at December 31, 2012, which are included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedule of investments.

Organization Costs

Organization costs include, among other things, the cost of organizing the Company as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organization costs have been funded by IIG and its affiliates and there is no liability for the organization costs to the Company until IIG submits such costs for reimbursement. The Company will expense

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 2. Summary of Significant Accounting Policies  – (continued)

organization costs when incurred, if and when IIG submits such costs for reimbursement. At December 31, 2012, IIG and its affiliates have incurred approximately $192,000 of organization costs, which may be subject to reimbursement by the Company. No additional organization costs have been incurred subsequent to December 31, 2012.

Offering Expenses

Offering expenses include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statement in connection with the public offering of the Company’s shares. Certain offering expenses have been funded by IIG and its affiliates and there is no liability for these offering expenses to the Company until IIG and its affiliates submit such costs for reimbursement. Upon meeting the minimum offering requirement on December 17, 2012, the Company incurred and capitalized offering expenses of $1,000,000 that were submitted for reimbursement by IIG (see Note 13). These expenses are amortized over a twelve month period as an adjustment to capital in excess of par value. The Company will expense any additional offering expenses if and when IIG submits such costs for reimbursement. The unamortized balance of these expenses is reflected in the balance sheets as deferred offering expenses, net. At December 31, 2012, IIG and its affiliates have incurred approximately $825,000 of unreimbursed offering expenses, which may be subject to reimbursement by the Company. No additional offering expenses have been incurred subsequent to December 31, 2012.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Book and tax basis differences relating to permanent book and tax differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP. The Company did not pay any distributions in 2012.

Uncertainty in Income Taxes

The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by the taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. As of and for the period from January 31, 2012 (Inception) through December 31, 2012, the Company did not have any uncertain tax positions.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 2. Summary of Significant Accounting Policies  – (continued)

consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Valuation of Portfolio Investments

The fair value of the Company’s investments is determined quarterly in good faith by the Company’s board of directors pursuant to its consistently applied valuation procedures and valuation process. Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

For each investment, CIM will attempt to obtain the most recent closing public market price. If no sales of such investment occurred on the determination date, such investment shall be valued at the midpoint of the “bid” and the “ask” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by CIM.

Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price for any securities held by the Company and determined in the manner described above does not accurately reflect the fair value of such security, CIM will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

i.	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.
ii.	Valuations implied by third-party investments in the applicable portfolio companies.
iii.	Discounted cash flow analysis, including a terminal value or exit multiple.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s consolidated financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;
•	prevailing interest rates for like securities;
•	expected volatility in future interest rates;
•	leverage;
•	call features, put features and other relevant terms of the debt;

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 2. Summary of Significant Accounting Policies  – (continued)

•	the borrower’s ability to adequately service its debt;
•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;
•	the quality of collateral securing the Company’s debt investments;
•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and
•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

Given the expected types of investments, excluding short term investments that are classified as Level 1, the Company expects portfolio holdings to be classified as Level 2 or Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 2 and Level 3 investments, such fair value estimates may differ significantly from the values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that the Company ultimately realizes on these investments to materially differ from the valuations currently assigned.

Revenue Recognition

Securities transactions are accounted for on the trade date. The Company records interest and dividend income on an accrual basis beginning on the settlement date to the extent that the Company expects to collect such amounts. The Company does not accrue as a receivable interest or dividends on loans and debt securities if it has reason to doubt the ability to collect such income. Loan origination fees, original issue discounts, and market discounts/premiums are capitalized and such amounts are amortized as adjustments to interest income over the respective term of the loan. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. The Company records prepayment premiums on loans and debt securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Derivative Instrument

The Company’s only derivative instrument is a total return swap. The Company marks its derivative to market through net changes in unrealized appreciation (depreciation) on total return swap in the consolidated statement of operations.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement the Company entered into with CIM, the incentive fee on capital gains earned on liquidated investments of the Company’s investment portfolio during

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 2. Summary of Significant Accounting Policies  – (continued)

operations prior to a liquidation of the Company is determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceeds realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Earnings per share

Earnings per share is calculated based upon the daily weighted average number of shares of common stock outstanding during the reporting period.

Distributions

Distributions to shareholders are recorded as of the record date. The amount to be paid as a distribution is determined by the board of directors on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Note 3. Transactions with Related Parties

The Company has entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, CIM will be paid an annual base management fee equal to 2.0% of the average value of the Company’s gross assets, less cash and cash equivalents, and an incentive fee based on the Company’s performance. The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in the investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceeds realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee.

The Company began accruing fees under the investment advisory agreement on December 17, 2012, upon the commencement of the Company’s operations. During the period from January 31, 2012 (Inception) through December 31, 2012, CIM earned $1,567 in management fees. During the period from January 31, 2012 (Inception) through December 31, 2012, all management fees were reimbursed by IIG in accordance

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 3. Transactions with Related Parties  – (continued)

with the expense support and conditional reimbursement agreement entered into with IIG, or the expense support and conditional reimbursement agreement.

The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory agreement, the fee payable to CIM is based on net realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. During the period from January 31, 2012 (Inception) through December 31, 2012, the Company recorded capital gains incentive fees of $4,494 based on the performance of its investment portfolio, of which $4,485 was based on net unrealized gains and $9 was based on realized gains. As of December 31, 2012, all incentive fees were reimbursed by IIG in accordance with the expense support and conditional reimbursement agreement.

On January 30, 2013, the Company entered into the expense support and conditional reimbursement agreement with IIG, whereby IIG agreed to reimburse the Company for expenses in an amount that is sufficient to: (1) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (2) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies exceeds the distributions paid by the Company to its shareholders. For the period from January 31, 2012 (Inception) through December 31, 2012, the total expense reimbursement from IIG was $116,706 relating to certain operating expenses. At December 31, 2012, all expense reimbursements made by IIG are eligible to be reimbursed by the Company through December 31, 2015. Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. As a result, the Company may or may not be requested to reimburse any such costs by IIG. As of December 31, 2012, the net receivable from IIG was $25,807.

The Company or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Company terminates the investment advisory agreement with CIM, the Company may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of the Company’s expenses in future quarters.

The Company entered into an administration agreement with CIM’s affiliate, ICON Capital, LLC, formerly known as ICON Capital Corp., or ICON Capital, pursuant to which ICON Capital furnishes the Company with administrative services including accounting, investor relations and other administrative services necessary to conduct its day-to-day operations. ICON Capital is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations, provided that such reimbursement will be for the lower of ICON Capital’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital. During the period from January 31, 2012 (Inception) through December 31, 2012, the Company incurred administrative services expense from ICON Capital of $38,966. All of these charges

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 3. Transactions with Related Parties  – (continued)

related to the cost of administrative personnel for services provided to the Company. During the period from January 31, 2012 (Inception) through December 31, 2012, all administrative expenses were reimbursed by IIG in accordance with the expense support and conditional reimbursement agreement.

The Company’s payment of organization costs and offering expenses (including reimbursement of costs incurred by IIG and its affiliates) is capped at 1.5% of the gross proceeds from the offering. If the Company sells the maximum number of shares at $10.00 per share, then the Company estimates that it may incur up to approximately $15,000,000 of expenses. Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes IIG, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization costs and offering expenses have been reimbursed. At December 31, 2012, IIG and its affiliates incurred organization costs and offering expenses of approximately $2,017,000, of which $1,000,000 have been reimbursed by the Company (see Note 13). No additional organization costs or offering expenses have been incurred subsequent to December 31, 2012. The decision to fund the Company’s organization costs and offering expenses and the decision to seek reimbursement for such costs is solely at the discretion of IIG and its affiliates. As a result, the Company may or may not be requested to reimburse any further costs funded by IIG and its affiliates. To the extent that payments of organization costs and offering expenses exceed the 1.5% cap at the end of the offering period, any excess amounts may be recoverable from IIG and its affiliates.

The Company has entered into certain agreements with ICON Securities, LLC, formerly known as ICON Securities Corp., or ICON Securities, whereby the Company pays certain fees and reimbursements. ICON Securities is entitled to receive a 3% dealer manager fee from the gross offering proceeds from the sale of the Company’s shares. The selling dealers are entitled to receive a sales commission of up to 7% of the gross offering proceeds. Such costs are charged against capital in excess of par value when incurred. For the period from January 31, 2012 (Inception) through December 31, 2012, the Company paid or accrued commissions of $93,690 to the selling dealers and $42,700 to ICON Securities.

Because CIM’s senior management team is comprised of substantially the same personnel as the senior management team of the Company’s affiliate, ICON Capital, which is the investment manager to certain equipment finance funds, or equipment funds, such members of senior management provide investment advisory and management services to both the Company and the equipment funds. In the event that CIM undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objective and strategies so that the Company will not be disadvantaged in relation to any other client of the investment adviser or its senior management team. However, it is currently possible that some investment opportunities will be provided to the equipment funds or other clients of CIM rather than to the Company.

Indemnifications

The investment advisory agreement, the investment sub-advisory agreement, the administration agreement and the dealer-manager agreement each provide certain indemnifications from the Company to the other relevant parties to such agreements. The Company’s maximum exposure under these agreements is unknown. However, the Company has not experienced claims or losses pursuant to these agreements and believes the risk of loss related to such indemnifications to be remote.

Note 4. Distributions

The Company did not declare or pay any distributions during the period from January 31, 2012 (Inception) through December 31, 2012.

On January 14, 2013, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.029283 per share each, which were paid on February 1, 2013 to shareholders of record on January 15, 2013 and January 31, 2013, respectively. On February 15, 2013, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.029546 per share each, which were paid on

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 4. Distributions  – (continued)

March 1, 2013 to shareholders of record on February 15, 2013 and February 28, 2013, respectively. On March 14, 2013, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.029546 per share and $0.029721 per share, payable on April 1, 2013 to shareholders of record as of March 15, 2013 and March 31, 2013, respectively. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company’s net investment income on a tax basis for the period from January 31, 2012 (Inception) through December 31, 2012 was $2,692. As of December 31, 2012, the Company had not distributed all of its tax-basis net investment income earned as of December 31, 2012.

There were no differences between the Company’s GAAP-basis net investment income and the Company’s tax-basis net investment income.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Distributable net investment income	$2,692
Net realized gain on investment	44
Net unrealized appreciation on investments and total return swap(1)	22,426
$25,162

(1)	As of December 31, 2012, the gross unrealized appreciation on the Company’s investments and total return swap was $28,051. As of December 31, 2012, the gross unrealized depreciation on the Company’s total return swap was $5,625.

The aggregate cost of the Company’s investments for federal income tax purposes totaled $3,787,873 as of December 31, 2012. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the Company’s total return swap, or TRS, was $22,426 as of December 31, 2012.

Note 5. Investments

The composition of the Company’s investment portfolio as of December 31, 2012, at amortized cost and fair value was as follows:

	Amortized Cost(1)	Fair Value	Percentage of Investment Portfolio
Senior Secured Term Loans – First lien(2)	$1,970,111	$1,980,044	52.1%
Short term investments(3)	1,817,762	1,817,762	47.9%
Total investments	$3,787,873	$3,797,806	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on the Company’s investments.
(2)	The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio.
(3)	Short term investments represent highly liquid investments with original maturity dates of three months or less.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 5. Investments  – (continued)

The table below shows the composition of the Company’s investment portfolio by industry classification and the percentage, by fair value, of the total investment portfolio assets in such industries as of December 31, 2012:

Industry Classification	Investments at Fair Value	Percentage of Total Investment Portfolio
Chemicals	$1,000,000	26.3%
Insurance	980,044	25.8%
U.S. Treasury Securities	1,817,762	47.9%
Total	$3,797,806	100%

Note 6. Total Return Swap

On December 17, 2012, the Company, through its wholly-owned subsidiary, Flatiron, entered into a TRS with Citibank, N.A., or Citibank. The agreements between Flatiron and Citibank, which collectively establish the TRS, are referred to as the TRS Agreement.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS and interest payments in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS typically offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Flatiron, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Flatiron borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Flatiron under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Flatiron, which generally will equal the value of cash collateral provided by Flatiron under the TRS. Pursuant to the terms of the TRS, Flatiron may select loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of the lesser of (a) $150,000,000 and (b) 140% of the aggregate amount of cash contributed to the equity capital of the Company during the first nine months of the TRS and not withdrawn during that period, or the maximum portfolio amount. Flatiron is required to initially cash collateralize a specified percentage of each loan (generally 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Flatiron agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Flatiron are available to pay the debts of the Company.

Each individual loan must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Flatiron receives from Citibank all interest and fees payable in respect of the loans included in the TRS. Flatiron pays to Citibank interest at a rate equal to, in respect of each loan included in the TRS, the floating rate index specified for such loan + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Flatiron will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 6. Total Return Swap  – (continued)

Under the terms of the TRS, Flatiron may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Flatiron may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Flatiron. The amount of collateral required to be posted by Flatiron is determined primarily on the basis of the aggregate value of the underlying loans.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank on behalf of Flatiron. The Company may, but is not obligated to, increase its investment in Flatiron for the purpose of funding any additional collateral or payment obligations for which Flatiron may become obligated during the term of the TRS. If the Company does not make any such additional investment in Flatiron and Flatiron fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Flatiron under the TRS. In the event of an early termination of the TRS, Flatiron would be required to pay an early termination fee.

Citibank may terminate the TRS on or after December 17, 2013, or the call date. Flatiron may terminate the TRS at any time upon providing no more than 30 days prior notice to Citibank. Any termination prior to the call date will result in payment of an early termination fee to Citibank based on the maximum portfolio amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments that would be owed by Flatiron to Citibank for the period from the termination date through and including the call date. Such monthly payments will equal the product of 60% of the maximum portfolio amount, multiplied by 1.25% per annum. The Company estimates the early termination fee would have been approximately $48,000 at December 31, 2012. Other than during the first nine months and last 180 days of the term of the TRS, Flatiron may be required to pay a minimum usage fee in connection with the TRS. At December 31, 2012, Flatiron was not subject to a minimum usage fee.

In connection with the TRS, Flatiron is required to comply with various covenants and reporting requirements as defined in the TRS Agreement. As of December 31, 2012, the Company was in compliance with all covenants and reporting requirements.

For purposes of computing the capital gains incentive fee, the Company, in a manner consistent with GAAP, treats as realized gains or losses on the total return swap both a) the interest spread, which represents the difference between i) the interest and fees received on the underlying TRS loans and ii) the interest paid to Citibank on the settled notional value of the TRS loans, and b) the net realized gains or losses on the sale or maturity of the underlying TRS loans. Accordingly, the net realized economic benefits, if any, associated with the TRS loans are included in the computation of the incentive fee on capital gains. Any unrealized appreciation or depreciation on total return swap will be included in the computation of the base management fee.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Flatiron under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the Securities and Exchange Commission, or the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

As of December 31, 2012, the fair value of the TRS was $12,493. The fair value of the TRS is reflected as unrealized appreciation on total return swap on the Company’s consolidated balance sheets. The change in

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 6. Total Return Swap  – (continued)

value of the TRS is reflected in the Company’s consolidated statement of operations as net change in unrealized appreciation on total return swap. As of December 31, 2012, Flatiron had selected five underlying loans with a total notional amount of $2,883,100 and posted $729,325 in cash collateral held by Citibank (of which only $720,775 was required to be posted), which is reflected in due from counterparty on the Company’s consolidated balance sheets.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2012:

Underlying Senior Secured Term Loans	Industry	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Peppermill Casinos Inc., L+600, 1.25% LIBOR Floor, 11/9/18	Gaming and Hotels	$492,500	$486,875	$(5,625)
Safe-Guard Products International, LLC, L+600, 1.25% LIBOR Floor, 12/21/18	Financial Services	900,600	905,340	4,740
Sequa Corporation, L+400, 1.25% LIBOR Floor, 6/19/17	Aerospace/Defense	497,500	502,655	5,155
TransFirst Holdings, Inc., L+500, 1.25% LIBOR Floor, 12/27/17	Computers & Electronics	495,000	500,000	5,000
Washington Inventory Service, L+450, 1.25% LIBOR Floor, 12/20/18	Professional & Business Services	497,500	500,625	3,125
Total		$2,883,100	$2,895,495	12,395
	Total Net Interest and Other Expenses on TRS			98
	Total Fair Value of TRS			$12,493

Note 7. Fair Value of Financial Instruments

The Company determines the fair value of all portfolio investments in accordance with ASC Topic 820. ASC Topic 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC Topic 820 establishes a hierarchal disclosure framework that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. The Company’s short term investments are included in this category.
•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 7. Fair Value of Financial Instruments  – (continued)

judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

The following table presents fair value measurements of the Company’s portfolio investments and TRS as of December 31, 2012, according to the fair value hierarchy:

Valuation Inputs	First Lien Senior Secured Term Loans	Short Term Investments	Total Return Swap
Level 1—Price quotations in active markets	$—	$1,817,762	$—
Level 2—Significant other observable inputs	—	—	—
Level 3—Significant unobservable inputs	1,980,044	—	12,493
	$1,980,044	$1,817,762	$12,493

The Company’s investments as of December 31, 2012, excluding short term investments, primarily consisted of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its portfolio investments by using market comparables, discounted cash flow models and independent third-party pricing services, which provided prevailing bid and ask prices that were screened for validity by the pricing service from dealers on the determination date of the relevant period end. One senior secured loan that was purchased near December 31, 2012 was valued at cost, as the Company determined that the cost of the investment was the best indication of its fair value.

The discounted cash flow model deemed appropriate by CIM is prepared for the applicable investments and reviewed by the Company’s valuation committee. Such models are prepared quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by the Company’s valuation committee consisting of senior management with final approval from the board of directors.

The Company periodically benchmarks the bid and ask prices received from the third-party pricing services against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the Company’s experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, including the use of an independent valuation firm. The Company intends to periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which it purchases and sells its investments. The Company’s valuation committee and board of directors intend to review and approve the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The Company valued its TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the fair value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect a price that market participants may be willing to pay for an investment. These valuations are sent to the Company for review and testing. The Company reviews and approves the value of the TRS, as well as the value of the loans

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 7. Fair Value of Financial Instruments  – (continued)

underlying the TRS, on a quarterly basis as part of the quarterly valuation process. To the extent the Company has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuations will be discussed or challenged pursuant to the terms of the TRS. The Company did not have any transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy for the period from January 31, 2012 (Inception) through December 31, 2012. The Company’s policy is to recognize transfers in and out as of the actual date of the event or change in circumstances that causes the transfer.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the period from January 31, 2012 (Inception) through December 31, 2012:

	First Lien Senior Secured Term Loans	Total Return Swap	Total
Balance, as of January 31, 2012	$—	$—	$—
Investments purchased	1,972,500	—	1,972,500
Net realized gain	44	—	44
Net change in unrealized appreciation(1)	9,933	12,493	22,426
Accretion of discount	67	—	67
Sales and redemptions	(2,500)	—	(2,500)
Balance, as of December 31, 2012	$1,980,044	$12,493	$1,992,537

(1)	Represents the amount of total gains/losses for the period included in the change in unrealized appreciation on investments and change in unrealized appreciation on total return swap still held at the reporting date.

Significant Unobservable Inputs

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2012 were as follows:

	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Senior Secured First Lien Term Loans	$1,980,044	Discounted cash flow	Discount rates	5.5% - 7.5% (6.4%)

The significant unobservable inputs used in the fair value measurement of the Company’s senior secured first lien term loans are the discount rates. A significant increase or decrease in the discount rates would result in a significantly lower or higher fair value measurement, respectively.

The Company does not believe any inputs in the fair value measurement of the TRS are significant unobservable inputs.

Note 8. Borrowings

In June 2012, the Company entered into an unsecured financing arrangement for directors and officers insurance in an amount of $179,180. Payments under the financing arrangement are due in 10 equal installments ending on April 19, 2013. Amounts due prior to the commencement of operations on December 17, 2012 of approximately $123,000 were paid by IIG and are subject to reimbursement by the Company. As of December 31, 2012, $72,682 was outstanding under the financing arrangement at an interest rate of 3.99%. For purposes of the asset coverage ratio test applicable to the Company as a BDC, this amount is treated as a senior security.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 9. Share Repurchase Program

Beginning in the first quarter of 2014 and on a quarterly basis thereafter, the Company intends to offer to repurchase shares on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s shareholders or would violate applicable law.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares pursuant to its distribution reinvestment plan. At the discretion of the Company’s board of directors, it may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, the Company will limit the number of shares to be repurchased in any calendar year to 15% of the weighted average number of shares outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of shares that it offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase.

Any periodic repurchase offers will be subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the Code and the 1940 Act. While the Company intends to conduct quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice.

Note 10. Commitments and Contingencies

The Company entered into certain contracts with other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to such indemnifications to be remote.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 11. Financial Highlights

The following is a schedule of financial highlights as of and for the period from January 31, 2012 (Inception) through December 31, 2012:

Per share data(1):
Net asset value at beginning of period	$—
Results of operations:
Net investment income(2)	0.01
Net realized and net change in unrealized appreciation on investments	0.02
Net change in unrealized appreciation on total return swap	0.02
Net increase in net assets resulting from operations	0.05
Capital share transactions:
Issuance of common stock, net of issuance costs(3)	9.00
Amortization of deferred offering expenses(4)	(0.08)
Net increase in net assets resulting from capital share transactions	8.92
Net asset value at end of period	$8.97
Shares of common stock outstanding at end of period	500,338
Total return(5)	(0.35%)
Net assets at beginning of period(6)	$4,503,049
Net assets at end of period	$4,487,115
Ratio/Supplemental data(6):
Ratio of net investment income to average net assets(7)	0.06%
Ratio of operating expenses to average net assets(7)	0.00%
Ratio of incentive fees to average net assets(8)	0.10%
Ratio of expenses reimbursed from IIG to average net assets	2.60%
Portfolio turnover rate(9)	0.13%
Asset coverage ratio(10)	3.02

(1)	The per share data was derived by using the weighted average share of common stock outstanding from the commencement of operations on December 17, 2012 through December 31, 2012.
(2)	Net investment income per share includes the expense reimbursement from IIG of $0.23 per share for the period.
(3)	Represents issuance of common stock on a per share basis.
(4)	Represents the amortization of deferred offering expenses.
(5)	Total return is calculated assuming a purchase of shares of common stock at the current net asset value per share on the first day of the period (December 17, 2012) and a sale at the current net asset value per share on the last day of the period. Total returns covering less than a full period are not annualized.
(6)	The net assets at the beginning of period were derived from the commencement of operations on December 17, 2012.
(7)	Excluding the expense reimbursement from IIG during the period, the ratios of net investment income (loss) and operating expense to average net assets would have been (2.5%) and 2.6%, respectively.
(8)	Represents the capital gains incentive fee as the Company did not earn a subordinated incentive fee on income during 2012.
(9)	Portfolio turnover rate is calculated using the year-to-date sales over the average of the invested assets at fair value and is not annualized.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 11. Financial Highlights  – (continued)

(10)	Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period, divided by (ii) total senior securities outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a business development company, the Company regards the outstanding TRS notional amount at the end of the period, less the total amount of cash collateral posted by Flatiron under the TRS, as a senior security for the life of the TRS.

Note 12. Selected Quarterly Financial Data (unaudited)

The following is the selected quarterly financial data as of and for the period from January 31, 2012 (Inception) through December 31, 2012. The following information reflects all adjustments, which are of a normal recurring nature, considered necessary for a fair presentation. The operating results for any quarter are not necessarily indicative of results for any future period:

Quarter Ended	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Investment income	$—	$—	$—	$2,692
Net investment income	—	—	—	2,692
Net realized and unrealized gain on investments and total return swap	—	—	—	22,470
Net increase in net assets resulting from operations	$—	$—	$—	$25,162
Basic and diluted earnings per share of common stock	$—	$—	$—	$0.05
Net asset value per share of common stock at end of quarter	$9.00	$9.00	$9.00	$8.97
Weighted average shares of common stock outstanding	111	111	111	500,338

Note 13. Subsequent Event

Under the terms of the investment advisory agreement between the Company and CIM, CIM and certain of its affiliates (including IIG) are entitled to receive reimbursement of organization and offering costs of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Previously, the Company interpreted “raised” to mean all gross proceeds that the Company expected to raise through the completion of the offering of its shares, rather than actual gross proceeds raised through the date of the reimbursement. Consistent with such application and since the Company believed it would raise at least $100 million through the completion of the offering of its shares, upon commencement of operations on December 17, 2012, the Company issued 111,111 shares of the Company’s common stock at $9.00 per share to IIG in lieu of payment of $1,000,000 for organization and offering expenses submitted for reimbursement. The transaction satisfied an independent obligation of IIG to invest $1,000,000 in the Company’s shares. Through that date, the Company had raised gross proceeds from unaffiliated outside investors of $2,639,439 and from affiliated investors of $2,000,000, which, applying 1.5% of actual proceeds raised through the date of reimbursement, would have resulted in CIM being entitled to $69,592.

With respect to any future reimbursements for organization and offering costs, the Company will interpret the 1.5% cap based on actual gross proceeds raised at the time of such reimbursement. In addition, the Company will not issue any of its shares or other securities for services or for property other than cash or securities except as a dividend or distribution to its security holders or in connection with a reorganization. Consistent with this interpretation, on May 30, 2013, IIG paid the Company $1,000,000, plus interest accrued at a rate of 7% per annum.

CĪON Investment Corporation
Consolidated Balance Sheets

	March 31, 2013	December 31, 2012
	(unaudited)
Assets
Investments, at fair value (amortized cost of $12,731,185 and $3,787,873, respectively)	$12,865,400	$3,797,806
Cash	9,550	—
Due from counterparty	3,490,731	729,325
Reimbursement from IIG, net(1)(4)	336,307	25,807
Deferred offering expenses, net	712,329	958,904
Prepaid expenses	61,370	105,802
Interest receivable on investments	40,737	187
Receivable due on investments sold and repaid	519,375	—
Unrealized appreciation on total return swap(2)	343,783	12,493
Receivable due on total return swap(2)	334,080	—
Total assets	$18,713,662	$5,630,324
Liabilities and Shareholders' Equity
Liabilities
Payable for investments purchased	$2,487,500	$990,000
Shareholders' distributions payable(3)	91,161	—
Accounts payable and accrued expenses	427,096	57,427
Commissions payable	—	23,100
Financing arrangement	18,260	72,682
Total liabilities	3,024,017	1,143,209
Commitments and contingencies(Note 10)
Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized; 1,712,123 and 500,338 shares issued and outstanding, respectively(4)	1,712	500
Capital in excess of par value	15,252,393	4,461,453
Accumulated undistributed net investment (loss) income	(43,992)	2,692
Accumulated undistributed net realized gain from investments	1,534	44
Accumulated net unrealized appreciation on investments	134,215	9,933
Accumulated net unrealized appreciation on total return swap(2)	343,783	12,493
Total shareholders' equity	15,689,645	4,487,115
Total liabilities and shareholders' equity	$18,713,662	$5,630,324
Net asset value per share of common stock at end of period	$9.16	$8.97
Shares of common stock outstanding	1,712,123	500,338

(1)	See Note 3 for a discussion of expense reimbursements from ICON Investment Group, LLC, or IIG.
(2)	See Note 6 for a discussion of the Company’s total return swap agreement.
(3)	See Note 4 for a discussion of the source of distributions paid by the Company.
(4)	See Note 12 for subsequent event.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statement of Operations
(unaudited)

Three Months Ended March 31, 2013(1)
Investment income
Interest income	$68,126
Operating expenses
Management fees	44,742
Administrative services expense	263,555
Capital gains incentive fee(2)	117,023
General and administrative(3)	508,863
Total expenses	934,183
Less: expense reimbursement from IIG(4)	(819,373)
Net operating expenses	114,810
Net investment loss	(46,684)
Realized and unrealized gain
Net realized gain from investments	4,533
Net change in unrealized appreciation on investments	124,282
Net realized gain on total return swap(5)	205,723
Net change in unrealized appreciation on total return swap(5)	331,290
Total net realized and unrealized gain	665,828
Net increase in net assets resulting from operations	$619,144
Per share information – basic and diluted
Net increase in net assets per share resulting from operations	$0.53
Weighted average shares of common stock outstanding	1,164,423

(1)	The Company commenced operations on December 17, 2012. Accordingly, there is no consolidated statement of operations data available for the three months ended March 31, 2012.
(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.
(3)	See Note 8 for further details of the Company's general and administrative expenses.
(4)	See Note 3 for a discussion of expense reimbursements received by the Company from IIG.
(5)	See Note 6 for a discussion of the Company’s total return swap agreement.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Changes in Net Assets
(unaudited)

	Three Months Ended March 31, 2013	For the Period from January 31, 2012 (Inception) through March 31, 2012
Changes in net assets from operations:
Net investment loss	$(46,684)	$—
Net realized gain from investments	4,533	—
Net change in unrealized appreciation on investments	124,282	—
Net realized gain on total return swap(1)	205,723	—
Net change in unrealized appreciation on total return swap(1)	331,290	—
Net increase in net assets resulting from operations	619,144	—
Shareholder distributions:
Distributions from net realized gains	(208,766)	—
Net decrease in net assets from shareholder distributions	(208,766)	—
Changes in net assets from capital share transactions:
Issuance of common stock, net of issuance costs of $1,127,904 and $0, respectively(2)	11,007,314	1,000
Reinvestment of shareholder distributions	31,413	—
Amortization of deferred offering expenses	(246,575)	—
Net increase in net assets resulting from capital share transactions	10,792,152	1,000
Total increase in net assets	11,202,530	1,000
Net assets at beginning of period	4,487,115	—
Net assets at end of period	$15,689,645	$1,000
Net asset value per share of common stock at end of period	$9.16	$9.00
Shares of common stock outstanding at end of period	1,712,123	111
Undistributed net investment income at end of period	$—	$—

(1) See Note 6 for a discussion of the Company’s total return swap agreement.

(2) See Note 12 for subsequent event.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Cash Flows
(unaudited)

	Three Months Ended March 31, 2013	For the Period from January 31, 2012 (Inception) through March 31, 2012
Operating activities:
Net increase in net assets resulting from operations	$619,144	$—
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of discount on investments	(2,151)	—
Proceeds from principal repayment of investments	15,000	—
Purchase of investments	(6,653,990)	—
Net change in short term investments	(2,802,013)	—
Proceeds from sale of investments	504,375	—
Net realized gain from investments	(4,533)	—
Net change in unrealized appreciation on investments	(124,282)	—
Net change in unrealized appreciation on total return swap	(331,290)	—
Due from counterparty	(2,761,406)	—
Reimbursement from IIG, net	(310,500)	—
Prepaid expenses	44,432	—
Interest receivable on investments	(40,550)	—
Receivable due on investments sold and repaid	(519,375)	—
Receivable due on total return swap	(334,080)	—
Payable for investments purchased	1,497,500	—
Accounts payable and accrued expenses	369,518	—
Net cash used in operating activities	(10,834,201)	—
Financing activities:
Gross proceeds from issuance of common stock	12,135,218	1,000
Commissions and dealer manager fees paid	(1,150,853)	—
Reinvestment of shareholder distributions	31,413	—
Shareholder distributions paid	(117,605)	—
Repayment of financing arrangement	(54,422)	—
Net cash provided by financing activities	10,843,751	1,000
Net increase in cash	9,550	1,000
Cash, beginning of period	—	—
Cash, end of period	$9,550	$1,000
Supplemental non-cash financing activities:
Deferred offering expenses charged to shareholders' equity	$246,575	$—
Shareholders' distributions payable	$91,161	$—

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
March 31, 2013
(unaudited)

Portfolio Company(a)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(b)
Senior Secured First Lien Term Loans – 36.4%
Captive Resources Midco, LLC, L+550, 1.25% LIBOR Floor, 10/31/2018	Insurance	$995,000	$978,509	$977,588
CHI Overhead Doors, L+425, 1.25% LIBOR Floor, 3/18/2019(c)	Building Materials	1,000,000	995,000	1,009,375
Merrill Corp., L+625, 1.00% LIBOR Floor, 3/8/2018	Printing & Publishing	701,000	694,027	702,577
Orbitz Worldwide, L+675, 1.25% LIBOR Floor, 3/25/2019(d)	Entertainment & Leisure	500,000	495,004	505,938
Plano Molding Co Inc., L+425, 1.00% LIBOR Floor, 12/21/2017	Chemicals	987,500	978,241	992,437
Total Safety W3, L+450, 1.25% LIBOR Floor, 3/13/2020(c)	Professional & Business Services	500,000	497,500	505,210
Westway Group, L+400, 1.00% LIBOR Floor, 2/27/2020	Food & Beverage	1,000,000	995,101	1,009,375
Total Senior Secured First Lien Term Loans			5,633,382	5,702,500
Senior Secured Second Lien Term Loans – 16.2%
Centaur Gaming, L+750, 1.25% LIBOR Floor, 2/20/2020(c)	Gaming & Hotels	500,000	495,000	510,000
GCA Services Group, Inc., L+800, 1.25% LIBOR Floor, 11/1/2020	Professional & Business Services	1,000,000	995,335	1,004,375
Healogics, Inc, L+800, 1.25% LIBOR Floor, 2/5/2020	Healthcare	500,000	495,019	516,250
SESAC Holdco II, LLC, L+875, 1.25% LIBOR Floor, 8/8/2019	Media	500,000	492,674	512,500
Total Senior Secured Second Lien Term Loans			2,478,028	2,543,125
Short Term Investments – 29.4%(e)
First American Treasury Obligations Fund, Class Z Shares(f)		4,619,775	4,619,775	4,619,775
Total Short Term Investments			4,619,775	4,619,775
TOTAL INVESTMENTS – 82.0%			$12,731,185	$12,865,400
OTHER ASSETS IN EXCESS OF LIABILITIES – 18.0%				$2,824,245
NET ASSETS – 100%				$15,689,645

	Notional Amount	Unrealized Appreciation
TOTAL RETURN SWAP – 2.2%
Citibank TRS Facility (see Note 6)	$13,961,686	$343,783

(a)	All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, except for investments specifically identified as non-qualifying. The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio.
(b)	Fair value determined by the Company’s board of directors (see Note 7).
(c)	Position or portion thereof unsettled as of March 31, 2013.
(d)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets as defined under Section 55 of the 1940 Act. As of March 31, 2013, 96.8% of the Company’s total assets represented qualifying assets. In addition, as described in Note 6, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 86.4% of the Company’s total assets represented qualifying assets as of March 31, 2013.
(e)	Short term investments represent highly liquid investments with original maturity dates of three months or less.
(f)	Effective yield as of March 31, 2013 is <0.01%

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2012

Portfolio Company(a)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(b)
Senior Secured First Lien Term Loans – 44.1%
Captive Resources Midco, LLC, L+550, 1.25% LIBOR Floor, 10/31/2018	Insurance	$997,500	$980,111	$980,044
Plano Molding Co Inc., L+450, 1.25% LIBOR Floor, 12/21/2017(c)	Chemicals	1,000,000	990,000	1,000,000
Total Senior Secured First Lien Term Loans			1,970,111	1,980,044
Short Term Investments – 40.5%(d)
First American Treasury Obligations Fund, Class Z Shares(e)		1,817,762	1,817,762	1,817,762
Total Short Term Investments			1,817,762	1,817,762
TOTAL INVESTMENTS – 84.6%			$3,787,873	$3,797,806
OTHER ASSETS IN EXCESS OF LIABILITIES – 15.4%				$689,309
NET ASSETS – 100%				$4,487,115

	Notional Amount	Unrealized Appreciation
TOTAL RETURN SWAP – 0.3%
Citibank TRS Facility (see Note 6)	$2,883,100	$12,493

(a)	All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940. The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio.
(b)	Fair value determined by the Company’s board of directors (see Note 7).
(c)	Position or portion thereof unsettled as of December 31, 2012.
(d)	Short term investments represent highly liquid investments with original maturity dates of three months or less.
(e)	Effective yield as of December 31, 2012 is <0.01%.

See accompanying notes to consolidated financial statements.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 1. Organization and Principal Business

CĪON Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, the Company successfully raised gross proceeds from unaffiliated outside investors of at least $2,500,000, or the minimum offering requirement, and commenced operations. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company intends to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. The Company anticipates that its portfolio will be comprised primarily of investments in senior secured loans and, to a lesser extent, second lien loans and long-term subordinated loans, referred to as mezzanine loans, of private and thinly traded U.S. middle-market companies.

The Company is managed by CĪON Investment Management, LLC, or CIM, a registered investment adviser and an affiliate of the Company. CIM oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s investment portfolio. The Company and CIM have engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as the Company’s investment sub-adviser.

Since commencing its initial public offering and through May 10, 2013, the Company has sold 2,699,587 shares of common stock for gross proceeds of approximately $26,735,000 at an average price per share of $9.90. As of March 31, 2013, the Company sold 1,712,123 shares for gross proceeds of approximately $16,806,000 at an average price per share of $9.82.

On December 28, 2012, January 31, 2013, March 14, 2013 and May 15, 2013, the Company’s board of directors increased the public offering price per share of common stock under the Company’s offering to $10.04, $10.13, $10.19 and $10.24 per share, respectively, to ensure that the associated net offering price per share, exclusive of sales load ($9.04, $9.12, $9.17 and $9.22 per share, respectively) equaled or exceeded the net asset value per share on each subsequent subscription closing date and distribution reinvestment date.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of December 31, 2012 and for the period from January 31, 2012 (Inception) through December 31, 2012 included in the Company’s annual report on Form 10-K. Operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2013. The December 31, 2012 consolidated balance sheet and the consolidated schedule of investments are derived from the 2012 audited consolidated financial statements.

Prior to satisfying the minimum offering requirement on December 17, 2012, the Company had no operating activities except for matters relating to its organization and registration as a non-diversified,

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

closed-end management investment company. As a result, there is no consolidated statement of operations data for the three months ended March 31, 2012.

Certain reclassifications have been made to the accompanying consolidated financial statements in prior periods to conform to the current period presentation.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company’s cash and cash equivalents are held principally at one financial institution and at times may exceed insured limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.

Short Term Investments

Short term investments include an investment in a U.S. Treasury Obligations Fund, which seeks to provide current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements that are collateralized by such securities. The Company had $4,619,775 of such investments at March 31, 2013, which are included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedule of investments.

Organization Costs

Organization costs include, among other things, the cost of organizing the Company as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organization costs have been funded by IIG and its affiliates and there is no liability for these organization costs to the Company until IIG submits such costs for reimbursement. The Company will expense organization costs when incurred, if and when IIG submits such costs for reimbursement. At March 31, 2013, IIG and its affiliates have incurred approximately $192,000 of organization costs, which may be subject to reimbursement by the Company. No additional organization costs have been incurred subsequent to March 31, 2013 (see Note 3).

Offering Expenses

Offering expenses include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statement in connection with the public offering of the Company’s shares. Certain offering expenses have been funded by IIG and its affiliates and there is no liability for these offering expenses to the Company until IIG and its affiliates submit such costs for reimbursement. Upon meeting the minimum offering requirement on December 17, 2012, the Company incurred and capitalized offering expenses of $1,000,000 that were submitted for reimbursement by IIG (see Note 12). These expenses are amortized over a twelve month period as an adjustment to capital in excess of par value. The Company will expense any additional offering expenses if and when IIG submits such costs for reimbursement. The unamortized balance of these expenses is reflected in the consolidated balance sheets as deferred offering expenses, net. At March 31, 2013, IIG and its affiliates have incurred approximately $825,000 of unreimbursed offering expenses, which may be subject to reimbursement by the Company. No additional offering expenses have been incurred subsequent to March 31, 2013 (see Note 3).

Income Taxes

The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

requirement, the Company will not have to pay corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Book and tax basis differences relating to permanent differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP. During the three months ended March 31, 2013, the Company declared distributions of approximately $209,000.

Uncertainty in Income Taxes

The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by the taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. As of and for the three months ended March 31, 2013, the Company did not have any uncertain tax positions.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may materially differ from those estimates.

Valuation of Portfolio Investments

The fair value of the Company’s investments is determined quarterly in good faith by the Company’s board of directors pursuant to its consistently applied valuation procedures and valuation process. Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

For each investment, CIM will attempt to obtain the most recent closing public market price. If no sales of such investment occurred on the determination date, such investment will be valued at the midpoint of the “bid” and the “ask” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by CIM.

Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price for any securities held by the Company and determined in the manner described above does not accurately reflect the fair value of such

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

security, CIM will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable.

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

i.	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.
ii.	Valuations implied by third-party investments in the applicable portfolio companies.
iii.	Discounted cash flow analysis, including a terminal value or exit multiple.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s consolidated financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;
•	prevailing interest rates for like securities;
•	expected volatility in future interest rates;
•	leverage;
•	call features, put features and other relevant terms of the debt;
•	the borrower’s ability to adequately service its debt;
•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;
•	the quality of collateral securing the Company’s debt investments;
•	multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and
•	other factors deemed applicable.

All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

Given the expected types of investments, excluding short term investments that are classified as Level 1, the Company expects portfolio holdings to be classified as Level 2 or Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 2 and Level 3 investments, such fair value estimates may differ materially from the values that would have been used had an active market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that the Company ultimately realizes on these investments to materially differ from the valuations currently assigned.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Revenue Recognition

Securities transactions are accounted for on the trade date. The Company records interest and dividend income on an accrual basis beginning on the settlement date to the extent that the Company expects to collect such amounts. The Company does not accrue as a receivable interest or dividends on loans and debt securities if it has reason to doubt the ability to collect such income. Loan origination fees, original issue discounts, and market discounts/premiums are capitalized and such amounts are amortized as adjustments to interest income over the respective term of the loan. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. The Company records prepayment premiums on loans and debt securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Derivative Instrument

The Company’s only derivative instrument is a total return swap, or TRS. The Company marks its derivative to market through net changes in unrealized appreciation (depreciation) on the TRS in the consolidated statement of operations.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement the Company entered into with CIM, the incentive fee on capital gains earned on liquidated investments of the Company’s investment portfolio during operations is determined and payable in arrears as of the end of each calendar year. Such fee will equal 20% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceed realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Earnings per share

Earnings per share is calculated based upon the daily weighted average number of shares of common stock outstanding during the reporting period.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

Distributions

Distributions to shareholders are recorded as of the record date. The amount to be paid as a distribution is determined by the board of directors on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Note 3. Transactions with Related Parties

The Company has entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, CIM will be paid an annual base management fee equal to 2.0% of the average value of the Company’s gross assets, less cash and cash equivalents, and an incentive fee based on the Company’s performance. The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in the investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20% of realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceeds realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee.

The Company began accruing fees under the investment advisory agreement on December 17, 2012, upon the commencement of the Company’s operations. For the three months ended March 31, 2013, CIM earned $44,742 in management fees. For the three months ended March 31, 2013, all management fees were reimbursed by IIG in accordance with the expense support and conditional reimbursement agreement entered into with IIG, or the expense support and conditional reimbursement agreement.

The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory agreement, the fee payable to CIM is based on net realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. For the three months ended March 31, 2013, the Company recorded capital gains incentive fees of $117,023 based on the performance of its investment portfolio, of which $74,972 was based on net unrealized gains and $42,051 was based on realized gains. For the three months ended March 31, 2013, all incentive fees were reimbursed by IIG in accordance with the expense support and conditional reimbursement agreement.

On January 30, 2013, the Company entered into the expense support and conditional reimbursement agreement with IIG, whereby IIG agreed to reimburse the Company for expenses in an amount that is sufficient to: (1) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (2) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse IIG for any amounts funded by IIG under such agreement if, during any fiscal quarter occurring within three years of the date on which IIG funded such amount, the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies exceeds the

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 3. Transactions with Related Parties  – (continued)

distributions paid by the Company to its shareholders. For the three months ended March 31, 2013, the total expense reimbursement from IIG was $819,373 relating to certain operating expenses.

The Company may fund its cash distributions to shareholders from any sources of funds available to the Company, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG, which are subject to recoupment. The Company has not established limits on the amount of funds it may use from available sources to make distributions. For a significant time after the commencement of its offering, a substantial portion of the Company’s distributions may result from expense reimbursements from IIG, which are subject to repayment by the Company within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that the Company’s future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to the Company in future periods. For the three months ended March 31, 2013, if expense reimbursements from IIG of $819,373 were not supported, none of the distributions would be a return of capital.

The table below presents a summary of all expenses supported by IIG and the associated dates through which such expenses are eligible for reimbursement by the Company for the three months ended December 31, 2012 and March 31, 2013.

Three Months Ended	Expense Support Received from IIG	Expense Support Reimbursed to IIG	Unreimbursed Expense Support	Eligible for Reimbursement through
December 31, 2012	$116,706	$—	$116,706	December 31, 2015
March 31, 2013	819,373	—	819,373	March 31, 2016
Total	$936,079	$—	$936,079

Reimbursement of such costs will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. As a result, the Company may or may not be requested to reimburse any of these costs by IIG. As of March 31, 2013, the net reimbursement from IIG was $336,307.

The Company or IIG may terminate the expense support and conditional reimbursement agreement at any time. IIG has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Company terminates the investment advisory agreement with CIM, the Company may be required to repay IIG all reimbursements funded by IIG within three years of the date of termination. The specific amount of expenses reimbursed by IIG, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that IIG will reimburse any portion of the Company’s expenses in future quarters.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 3. Transactions with Related Parties  – (continued)

The Company entered into an administration agreement with CIM’s affiliate, ICON Capital, LLC, formerly known as ICON Capital Corp., or ICON Capital, pursuant to which ICON Capital furnishes the Company with administrative services including accounting, investor relations and other administrative services necessary to conduct its day-to-day operations. ICON Capital is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations, provided that such reimbursement will be for the lower of ICON Capital’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital. For the three months ended March 31, 2013, the Company incurred administrative services expense from ICON Capital of $263,555. All of these charges were related to the cost of administrative personnel for services provided to the Company. For the three months ended March 31, 2013, all administrative expenses were reimbursed by IIG in accordance with the expense support and conditional reimbursement agreement.

The Company’s payment of organization costs and offering expenses (including reimbursement of costs incurred by IIG and its affiliates) is capped at 1.5% of the gross proceeds from the offering. If the Company sells the maximum number of shares at its latest public offering price of $10.24 per share, effective as of May 16, 2013, then the Company estimates that it may incur up to approximately $15,360,000 of expenses. Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes IIG, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization costs and offering expenses have been reimbursed. At March 31, 2013, IIG and its affiliates incurred organization costs and offering expenses of approximately $2,017,000, of which $1,000,000 have been reimbursed by the Company (see Note 12). No additional organization costs or offering expenses have been incurred subsequent to March 31, 2013. The decision to fund the Company’s organization costs and offering expenses and the decision to seek reimbursement for such costs is solely at the discretion of IIG and its affiliates. As a result, the Company may or may not be requested to reimburse any costs funded by IIG and its affiliates. To the extent that payments of organization costs and offering expenses exceed the 1.5% cap at the end of the offering period, any excess amounts may be recoverable from IIG and its affiliates.

On December 17, 2012, the Company and IIG net cash settled IIG’s purchase of 111,111 shares of the Company’s common stock at $9.00 per share and the Company’s payment to IIG of $1,000,000 for offering expenses submitted for reimbursement.

The Company has entered into certain agreements with ICON Securities, LLC, formerly known as ICON Securities Corp., or ICON Securities, whereby the Company pays certain fees and reimbursements. ICON Securities is entitled to receive a 3% dealer manager fee from the gross offering proceeds from the sale of the Company’s shares. The selling dealers are entitled to receive a sales commission of up to 7% of the gross offering proceeds. Such costs are charged against capital in excess of par value when incurred. For the three months ended March 31, 2013, the Company paid or accrued commissions of $769,635 to the selling dealers and $358,269 to ICON Securities.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 3. Transactions with Related Parties  – (continued)

Fees and other expenses paid or accrued by the Company to CIM or its affiliates were as follows:

Entity	Capacity	Description	Three Months Ended March 31, 2013
ICON Securities	Dealer-manager	Dealer-manager fees(1)	$358,269
CIM	Investment adviser	Management fees(2)(3)	44,742
CIM	Investment adviser	Incentive fees(2)(3)	117,023
ICON Capital	Administrative services provider	Administrative services expense(2)(3)	263,555
			$783,589

(1)	Amount charged directly to equity.
(2)	Amount charged directly to operations.
(3)	Amount has been supported in connection with the expense support and conditional reimbursement agreement.

Because CIM’s senior management team is comprised of substantially the same personnel as the senior management team of the Company’s affiliate, ICON Capital, which is the investment manager to certain equipment finance funds, or equipment funds, such members of senior management provide investment advisory and management services to both the Company and the equipment funds. In the event that CIM undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objective and strategies so that the Company will not be disadvantaged in relation to any other client of the investment adviser or its senior management team. However, it is currently possible that some investment opportunities will be provided to the equipment funds or other clients of CIM rather than to the Company.

Indemnifications

The investment advisory agreement, the investment sub-advisory agreement, the administration agreement and the dealer manager agreement each provide certain indemnifications from the Company to the other relevant parties to such agreements. The Company’s maximum exposure under these agreements is unknown. However, the Company has not experienced claims or losses pursuant to these agreements and believes the risk of loss related to such indemnifications to be remote.

Note 4. Distributions

The Company’s board of directors declared distributions for six record dates in the three months ended March 31, 2013. Declared distributions are paid monthly. The following table presents the cash distributions per share that were declared during the three months ended March 31, 2013:

	Distributions
Three Months Ended	Per Share	Amount
March 31, 2013	$0.1769	$208,766

On April 15, 2013, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.029721 per share each, which were paid on May 1, 2013 to shareholders of record on April 15, 2013 and April 30, 2013, respectively. On May 15, 2013, the Company’s board of directors declared two regular semi-monthly cash distributions of $0.029721 per share and $0.029867 per share, payable on June 3, 2013 to shareholders of record as of May 15, 2013 and May 31, 2013, respectively. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 4. Distributions  – (continued)

The Company may fund cash distributions to shareholders in the future from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG, which are subject to recoupment. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions that the Company has declared on its common stock during the three months ended March 31, 2013:

Source of Distribution	Distribution Amount	Percentage
Realized gain on investments and total return swap	$208,766	100%
Total	$208,766	100%

The Company’s net investment loss on a tax basis for the three months ended March 31, 2013 was $46,684. As of March 31, 2013, the Company had no tax-basis net investment income earned to distribute.

There were no differences between the Company’s GAAP-basis net investment loss and the Company’s tax-basis net investment loss.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of March 31, 2013 and December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2013 (unaudited)	December 31, 2012
Undistributed net investment income	$—	$2,692
Undistributed net realized gain from investments	1,534	44
Net unrealized appreciation on investments and total return swap(1)	477,998	22,426
	$479,532	$25,162

(1)	As of March 31, 2013 and December 31, 2012, the gross unrealized appreciation on the Company’s investments and the underlying loans of the total return swap was $478,919 and $28,051, respectively. As of March 31, 2013 and December 31, 2012, the gross unrealized depreciation on the Company’s investments and the underlying loans of the total return swap was $921 and $5,625, respectively.

The aggregate cost of the Company’s investments for federal income tax purposes totaled $12,731,185 and $3,787,873 as of March 31, 2013 and December 31, 2012, respectively. The aggregate net unrealized appreciation on a tax basis, including the Company’s TRS, was $477,998 and $22,426 as of March 31, 2013 and December 31, 2012, respectively.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 5. Investments

The composition of the Company’s investment portfolio as of March 31, 2013 and December 31, 2012 at amortized cost and fair value was as follows:

	March 31, 2013 (unaudited)			December 31, 2012
	Amortized Cost(1)	Fair Value	Percentage of Investment Portfolio	Amortized Cost(1)	Fair Value	Percentage of Investment Portfolio
Senior Secured Term Loans – First lien(2)	$5,633,382	$5,702,500	44.3%	$1,970,111	$1,980,044	52.1%
Senior Secured Term Loans – Second lien(2)	2,478,028	2,543,125	19.8%	—	—	—%
Short term investments(3)	4,619,775	4,619,775	35.9%	1,817,762	1,817,762	47.9%
Total investments	$12,731,185	$12,865,400	100.0%	$3,787,873	$3,797,806	100.0%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on the Company’s investments.
(2)	The Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio.
(3)	Short term investments represent highly liquid investments with original maturity dates of three months or less.

The table below shows the composition of the Company’s investment portfolio by industry classification and the percentage, by fair value, of the total investment portfolio assets in such industries as of March 31, 2013 and December 31, 2012:

	March 31, 2013 (unaudited)		December 31, 2012
	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
Professional & Business Services	$1,509,585	11.7%	$—	—%
Building Materials	1,009,375	7.8%	—	—%
Food & Beverage	1,009,375	7.8%	—	—%
Chemicals	992,437	7.7%	1,000,000	26.3%
Insurance	977,588	7.6%	980,044	25.8%
Printing & Publishing	702,577	5.5%	—	—%
Healthcare	516,250	4.0%	—	—%
Media	512,500	4.0%	—	—%
Gaming & Hotels	510,000	4.0%	—	—%
Entertainment & Leisure	505,938	4.0%	—	—%
U.S. Treasury Securities	4,619,775	35.9%	1,817,762	47.9%
Total	$12,865,400	100.0%	$3,797,806	100.0%

Note 6. Total Return Swap

On December 17, 2012, the Company, through its wholly-owned subsidiary, Flatiron Funding, LLC, or Flatiron, entered into a TRS with Citibank, N.A., or Citibank. The agreements between Flatiron and Citibank, which collectively establish the TRS, are referred to as the TRS Agreement.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 6. Total Return Swap  – (continued)

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS and interest payments in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS typically offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables the Company, through its ownership of Flatiron, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Flatiron borrowing funds to acquire loans and incurring interest expense to a lender.

The obligations of Flatiron under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Flatiron, which generally will equal the value of cash collateral provided by Flatiron under the TRS. Pursuant to the terms of the TRS, Flatiron may select loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of the lesser of (a) $150,000,000 and (b) 140% of the aggregate amount of cash contributed to the equity capital of the Company during the first nine months of the TRS and not withdrawn during that period, or the maximum portfolio amount. Flatiron is required to initially cash collateralize a specified percentage of each loan (generally 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Flatiron agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Flatiron are available to pay the debts of the Company.

Each individual loan must meet criteria described in the TRS Agreement, including a requirement that substantially all of the loans be rated by Moody’s and S&P and quoted by a nationally-recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the portfolio criteria in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Flatiron receives from Citibank all interest and fees payable in respect of the loans included in the TRS. Flatiron pays to Citibank interest at a rate equal to, in respect of each loan included in the TRS, the floating rate index specified for such loan + 1.25% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Flatiron will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Flatiron may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Flatiron may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Flatiron. The amount of collateral required to be posted by Flatiron is determined primarily on the basis of the aggregate value of the underlying loans.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank on behalf of Flatiron. The Company may, but is not obligated to, increase its investment in Flatiron for the purpose of funding any additional collateral or payment obligations for which Flatiron may become obligated during the term of the TRS. If the Company does not make any such additional investment in Flatiron and Flatiron fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Flatiron under the TRS. In the event of an early termination of the TRS, Flatiron would be required to pay an early termination fee.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 6. Total Return Swap  – (continued)

Citibank may terminate the TRS on or after December 17, 2013, or the call date. Flatiron may terminate the TRS at any time upon providing no more than 30 days prior notice to Citibank. Any termination prior to the call date will result in payment of an early termination fee to Citibank based on the maximum portfolio amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments that would be owed by Flatiron to Citibank for the period from the termination date through and including the call date. Such monthly payments will equal the product of 60% of the maximum portfolio amount, multiplied by 1.25% per annum. The Company estimates the early termination fee would have been approximately $132,000 at March 31, 2013. Other than during the first nine months and last 180 days of the term of the TRS, Flatiron may be required to pay a minimum usage fee in connection with the TRS. At March 31, 2013, Flatiron was not subject to a minimum usage fee.

In connection with the TRS, Flatiron is required to comply with various covenants and reporting requirements as defined in the TRS Agreement. As of March 31, 2013, the Company was in compliance with all covenants and reporting requirements.

For purposes of computing the capital gains incentive fee, the Company treats the net realized gains or losses on the sale or maturity of the underlying TRS loans as realized gains or losses on the TRS. For purposes of computing the subordinated incentive fee on income, the Company treats the interest spread, which represents the difference between i) the interest and fees received on the underlying TRS loans and ii) the interest paid to Citibank on the settled notional value of the TRS loans, as pre-incentive fee net investment income on the TRS. Accordingly, all net realized economic benefits associated with the underlying TRS loans, if any, are included in the computation of either the capital gains incentive fee or the subordinated incentive fee on income. Any unrealized appreciation on the TRS is reflected in total assets on the Company’s consolidated balance sheets and included in the computation of the base management fee.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Flatiron under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the Securities and Exchange Commission, or SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company will treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

As of March 31, 2013, the fair value of the TRS was $343,783. The fair value of the TRS is reflected as unrealized appreciation on total return swap on the Company’s consolidated balance sheets. The change in value of the TRS is reflected in the Company’s consolidated statement of operations as net change in unrealized appreciation on total return swap. As of March 31, 2013, Flatiron had selected 22 underlying loans with a total notional amount of $13,961,686 and posted $3,490,731 in cash collateral held by Citibank (of which only $3,490,422 was required to be posted), which is reflected in due from counterparty on the Company’s consolidated balance sheets.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 6. Total Return Swap  – (continued)

The following is a summary of the underlying loans subject to the TRS as of March 31, 2013:

Underlying Senior Secured Term Loans(a)	Industry	Notional Amount	Market Value(b)	Unrealized Appreciation
ABB Concise Optical Group, LLC, L+425, 1.25% LIBOR Floor, 2/6/2019	Healthcare	$497,500	$502,815	$5,315
American Petroleum Tankers Parent LLC, L+350, 1.25% LIBOR Floor, 10/2/2019	Shipping & Ship Building	497,500	500,000	2,500
ATI Holdings, Inc, L+450, 1.25% LIBOR Floor, 12/21/2019	Healthcare	493,763	504,361	10,598
Avaya Inc, L+675, 1.25% LIBOR Floor, 3/31/2018	Telecommunications	1,005,000	1,005,630	630
Berlin Packaging LLC, L+350, 1.25% LIBOR Floor, 4/2/2020	Chemicals	497,500	504,375	6,875
Centaur Gaming, L+400, 1.25% LIBOR Floor, 2/20/2019	Gaming & Hotels	497,500	506,875	9,375
Cole Haan LLC, L+450, 1.25% LIBOR Floor, 2/1/2020	Textile & Apparel Mfg.	497,500	505,625	8,125
EMG Utica LLC, L+375, 1.00% LIBOR Floor, 3/27/2020	Oil & Gas	497,500	501,875	4,375
FairPoint Communications, L+625, 1.25% LIBOR Floor, 2/14/2019	Telecommunications	429,032	439,320	10,288
Integra Telecom, Inc, L+475, 1.25% LIBOR Floor, 2/22/2019	Telecommunications	495,000	506,330	11,330
Milacron, L+325, 1.00% LIBOR Floor, 3/28/2020(c)	Machinery	497,500	503,125	5,625
Moneygram International Inc, L+325, 1.00% LIBOR Floor, 3/28/2020(c)	Professional & Business Services	1,000,000	1,008,750	8,750
Peppermill Casinos, L+600, 1.25% LIBOR Floor, 11/9/2018	Gaming & Hotels	985,038	1,017,450	32,412
Safe-Guard Products International, LLC, L+600, 1.25% LIBOR Floor, 12/21/2018	Financial Services	898,349	945,630	47,281
SESAC Holdco II, LLC, L+475, 1.25% LIBOR Floor, 2/8/2019	Media	493,763	502,491	8,728
SRA International, L+525, 1.25% LIBOR Floor, 7/20/2018	Computers & Electronics	952,500	996,250	43,750
Sutherland Global Services, L+600, 1.25% LIBOR Floor, 3/6/2019(c)	Professional & Business Services	978,503	984,537	6,034
Tervita, L+500, 1.25% LIBOR Floor, 5/15/2018(c)	Ecological	547,470	559,570	12,100
TransFirst Holdings, Inc., L+500, 1.25% LIBOR Floor, 12/27/2017	Computers & Electronics	493,762	505,453	11,691
Waupaca Foundry, Inc., L+450, 1.25% LIBOR Floor, 6/29/2017	Steel	493,750	499,305	5,555
WideOpenWest Finance LLC, L+375, 1.00% LIBOR Floor, 4/1/2019	Telecommunications	717,000	723,123	6,123
Washington Inventory Services, L+450, 1.25% LIBOR Floor, 12/20/2018	Professional & Business Services	496,256	501,867	5,611
Total		$13,961,686	$14,224,757	263,071
	Total Interest Income, Net of Expenses on TRS			80,712
	Total Fair Value of TRS			$343,783

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 6. Total Return Swap  – (continued)

(a)	All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying. The Company does not control and is not an affiliate of any of the companies that are issuers of the underlying loans subject to the TRS.
(b)	Fair value determined by the Company’s board of directors (see Note 7).
(c)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets as defined under Section 55 of the 1940 Act. As of March 31, 2013, 96.8% of the Company’s total assets represented qualifying assets. In addition, as described in Note 6, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 86.4% of the Company’s total assets represented qualifying assets as of March 31, 2013.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2012:

Underlying Senior Secured Term Loans(a)	Industry	Notional Amount	Market Value(b)	Unrealized Appreciation/(Depreciation)
Peppermill Casinos Inc., L+600, 1.25% LIBOR Floor, 11/9/18	Gaming and Hotels	$492,500	$486,875	$(5,625)
Safe-Guard Products International, LLC, L+600, 1.25% LIBOR Floor, 12/21/18	Financial Services	900,600	905,340	4,740
Sequa Corporation, L+400, 1.25% LIBOR Floor, 6/19/17	Aerospace/Defense	497,500	502,655	5,155
TransFirst Holdings, Inc., L+500, 1.25% LIBOR Floor, 12/27/17	Computers & Electronics	495,000	500,000	5,000
Washington Inventory Service, L+450, 1.25% LIBOR Floor, 12/20/18	Professional & Business Services	497,500	500,625	3,125
Total		$2,883,100	$2,895,495	12,395
	Total Interest Income, Net of Expenses on TRS			98
	Total Fair Value of TRS			$12,493

(a)	All of the Company's debt investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act. The Company does not control and is not an affiliate of any of the companies that are issuers of the underlying loans subject to the TRS.
(b)	Fair value determined by the Company’s board of directors (see Note 7).

Note 7. Fair Value of Financial Instruments

The Company determines the fair value of all portfolio investments in accordance with ASC Topic 820. ASC Topic 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC Topic 820 establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 7. Fair Value of Financial Instruments  – (continued)

investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. The Company’s short term investments are included in this category.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by the disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

The following table presents fair value measurements of the Company’s portfolio investments and TRS as of March 31, 2013, according to the fair value hierarchy:

Valuation Inputs	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Short Term Investments	Total Return Swap
Level 1 – Price quotations in active markets	$—	$—	$4,619,775	$—
Level 2 – Significant other observable inputs	—	—	—	—
Level 3 – Significant unobservable inputs	5,702,500	2,543,125	—	343,783
	$5,702,500	$2,543,125	$4,619,775	$343,783

The following table presents fair value measurements of the Company’s portfolio investments and TRS as of December 31, 2012, according to the fair value hierarchy:

Valuation Inputs	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Short Term Investments	Total Return Swap
Level 1 – Price quotations in active markets	$—	$—	$1,817,762	$—
Level 2 – Significant other observable inputs	—	—	—	—
Level 3 – Significant unobservable inputs	1,980,044	—	—	12,493
	$1,980,044	$—	$1,817,762	$12,493

The Company’s investments as of March 31, 2013, excluding short term investments, primarily consisted of debt securities that are traded on a private over-the-counter market for institutional investors. Except for investments specifically identified, the Company valued its portfolio investments by using market comparables, discounted cash flow models and independent third-party pricing services, which provided prevailing bid and ask prices that were screened for validity by the pricing service from dealers on the determination date of the relevant period end.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 7. Fair Value of Financial Instruments  – (continued)

The Company’s investments as of December 31, 2012, excluding short term investments, primarily consisted of debt securities that are traded on a private over-the-counter market for institutional investors. Except for investments specifically identified, the Company valued its portfolio investments by using market comparables, discounted cash flow models and independent third-party pricing services, which provided prevailing bid and ask prices that were screened for validity by the pricing service from dealers on the determination date of the relevant period end. One senior secured loan that was purchased near December 31, 2012 was valued at cost, as the Company determined that the cost of the investment was the best indication of its fair value.

The discounted cash flow model deemed appropriate by CIM is prepared for the applicable investments and reviewed by the Company’s valuation committee. Such models are prepared quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by the Company’s valuation committee consisting of senior management with final approval from the board of directors.

The Company periodically benchmarks the bid and ask prices received from the third-party pricing services against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the Company’s experience in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, including the use of an independent valuation firm. The Company intends to periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which it purchases and sells its investments. The Company’s valuation committee and board of directors intend to review and approve the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The Company valued its TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the fair value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citibank. Citibank bases its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect a price that market participants may be willing to pay for an investment. These valuations are sent to the Company for review and testing. The Company reviews and approves the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of the quarterly valuation process. To the extent the Company has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuations will be discussed or challenged pursuant to the terms of the TRS. As a result of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that the total fair value of the TRS should be classified as Level 3 within the fair value hierarchy. The Company did not have any transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy for the three months ended March 31, 2013. The Company’s policy is to recognize transfers in and out as of the actual date of the event or change in circumstances that causes the transfer.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 7. Fair Value of Financial Instruments  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended March 31, 2013:

	First Lien Senior Secured Term Loans	Second Lien Senior Secured Term Loans	Total Return Swap	Total
Balance, as of December 31, 2012	$1,980,044	$—	$12,493	$1,992,537
Investments purchased	4,176,490	2,477,500	—	6,653,990
Net realized gain	4,533	—	—	4,533
Net change in unrealized appreciation(1)	59,185	65,097	331,290	455,572
Accretion of discount	1,623	528	—	2,151
Sales and redemptions	(519,375)	—	—	(519,375)
Balance, as of March 31, 2013	$5,702,500	$2,543,125	$343,783	$8,589,408

(1)	Represents the amount of total gains/losses for the period included in the change in unrealized appreciation on investments and change in unrealized appreciation on total return swap still held at the reporting date.

Significant Unobservable Inputs

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of March 31, 2013 were as follows:

	Fair Value(1)	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Senior Secured First Lien Term Loans	$5,702,500	Discounted cash flow	Discount rates	4.75% – 7.75% (5.98%)
Senior Secured Second Lien Term Loans	$2,543,125	Discounted cash flow	Discount rates	8.36% – 9.75% (8.96%)

(1)	The TRS was valued in accordance with the TRS Agreement as discussed above.

The significant unobservable inputs used in the fair value measurement of the Company’s senior secured first lien and second lien term loans are the discount rates. A significant increase or decrease in the discount rates would result in a significantly lower or higher fair value measurement, respectively.

Note 8. General and Administrative Expense

General and administrative expense consists of the following items for the three months ended March 31, 2013:

Professional fees expense	$279,587
Marketing expense	86,640
Insurance expense	52,901
Director fees and expenses	7,839
Other expenses	81,896
General and administrative expense	$508,863

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 9. Borrowings

In 2012, the Company entered into an unsecured financing arrangement with Flatiron Capital, an unaffiliated third party, for directors and officers insurance in an amount of approximately $179,000. Payments under the financing arrangement were due in 10 equal installments, with final payment on April 19, 2013. As of March 31, 2013, approximately $18,000 was outstanding under the financing arrangement at a fixed interest rate of 3.99%, which is included in financing arrangement on the Company’s consolidated balance sheets. For purposes of the asset coverage ratio test applicable to the Company as a BDC, this amount is treated as a senior security.

Note 10. Commitments and Contingencies

The Company entered into certain contracts with other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to such indemnifications to be remote.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 11. Financial Highlights

The following is a schedule of financial highlights as of and for the three months ended March 31, 2013 and as of December 31, 2012 and for the period from January 31, 2012 (Inception) through December 31, 2012:

	Three Months Ended March 31, 2013	For the Period from January 31, 2012 (Inception) through December 31, 2012
Per share data:(1)
Net asset value at beginning of period	$8.97	$—
Results of operations:
Net investment (loss) income(2)	(0.04)	0.01
Net realized and net change in unrealized appreciation on investments	0.11	0.02
Net realized and net change in unrealized appreciation on total return swap	0.46	0.02
Net increase in net assets resulting from operations	0.53	0.05
Shareholder distributions:
Distributions from net investment income	—	—
Distributions from net realized gains	(0.18)	—
Net decrease in net assets from shareholder distributions	(0.18)	—
Capital share transactions:
Issuance of common stock above net asset value(3)	0.05	9.00
Amortization of deferred offering expenses	(0.21)	(0.08)
Net (decrease) increase in net assets resulting from capital share transactions	(0.16)	8.92
Net asset value at end of period	$9.16	$8.97
Shares of common stock outstanding at end of period	1,712,123	500,338
Total investment return-net asset value(4)	4.04%	(0.35)%
Net assets at beginning of period(5)	$4,487,115	$4,503,049
Net assets at end of period	$15,689,645	$4,487,115
Average net assets	$10,088,380	$4,495,082
Ratio/Supplemental data:(5)
Ratio of net investment (loss) income to average net assets(6)	(0.46)%	0.06%
Ratio of operating expenses to average net assets(6)	1.14%	0.00%
Ratio of operating expenses to gross assets(6)	0.61%	0.00%
Ratio of expenses reimbursed from IIG to average net assets	8.12%	2.60%
Portfolio turnover rate(7)	10.80%	0.13%
Asset coverage ratio(8)	2.50	3.02

(1)	The per share data for the period from January 31, 2012 (Inception) through December 31, 2012 was derived by using the weighted average shares of common stock outstanding from the commencement of operations on December 17, 2012, through December 31, 2012.

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 11. Financial Highlights  – (continued)

(2)	Net investment (loss) income per share includes the expense reimbursement from IIG of $0.70 and $0.23 per share for the three months ended March 31, 2013 and the period from January 31, 2012 (Inception) through December 31, 2012, respectively.
(3)	The continuous issuance of shares of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date.
(4)	Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at 95% of the then public offering price on each monthly distribution payment date. The total investment return-net asset value for the period from January 31, 2012 (Inception) through December 31, 2012 was calculated by taking the difference between (i) the net asset value per share as of December 31, 2012 and (ii) the net asset value per share on the day the Company commenced operations (December 17, 2012), and dividing it by the net asset value per share on the day the Company commenced operations. The total investment return-net asset value does not consider the effect of the sales load from the sale of the Company’s common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full period are not annualized.
(5)	For the period from January 31, 2012 (Inception) through December 31, 2012, the net assets at the beginning of the period were derived from the net assets from the commencement of operations on December 17, 2012.
(6)	Excluding the expense reimbursement from IIG during the period, the ratios of net investment (loss) income and operating expenses to average net assets would have been (8.58%) and 9.26%, respectively, for the three months ended March 31, 2013, and (2.54%) and 2.60%, respectively, for the period from January 31, 2012 (Inception) through December 31, 2012. Excluding the expense reimbursement from IIG during the period, the ratio of operating expenses to gross assets would have been 4.99% for the three months ended March 31, 2013 and 2.07% for the period from January 31, 2012 (Inception) through December 31, 2012.
(7)	Portfolio turnover rate is calculated using the year-to-date sales over the average of the invested assets at fair value and is not annualized.
(8)	Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period, divided by (ii) total senior securities outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding TRS notional amount at the end of the period, less the total amount of cash collateral posted by Flatiron under the TRS, as a senior security for the life of the TRS.

Note 12. Subsequent Event

Under the terms of the investment advisory agreement between the Company and CIM, CIM and certain of its affiliates (including IIG) are entitled to receive reimbursement of organization and offering costs of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Previously, the Company interpreted “raised” to mean all gross proceeds that the Company expected to raise through the completion of the offering of its shares, rather than actual gross proceeds raised through the date of the reimbursement. Consistent with such application and since the Company believed it would raise at least

CĪON INVESTMENT CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2013
(unaudited)

Note 12. Subsequent Event – (continued)

$100 million through the completion of the offering of its shares, upon commencement of operations on December 17, 2012, the Company issued 111,111 shares of the Company’s common stock at $9.00 per share to IIG in lieu of payment of $1,000,000 for organization and offering expenses submitted for reimbursement. The transaction satisfied an independent obligation of IIG to invest $1,000,000 in the Company’s shares. Through that date, the Company had raised gross proceeds from unaffiliated outside investors of $2,639,439 and from affiliated investors of $2,000,000, which, applying 1.5% of actual proceeds raised through the date of reimbursement, would have resulted in CIM being entitled to $69,592.

With respect to any future reimbursements for organization and offering costs, the Company will interpret the 1.5% cap based on actual gross proceeds raised at the time of such reimbursement. In addition, the Company will not issue any of its shares or other securities for services or for property other than cash or securities except as a dividend or distribution to its security holders or in connection with a reorganization. Consistent with this interpretation, on May 30, 2013, IIG paid the Company $1,000,000, plus interest accrued at a rate of 7% per annum.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

FORM OF

SUBSCRIPTION AGREEMENT

CĪON INVESTMENT CORPORATION

INSTRUCTIONS TO INVESTORS & SUBSCRIPTION AGREEMENT

Please read carefully the Prospectus, as amended and supplemented, relating to the sale of shares of common stock (the “Shares”) in CĪON Investment Corporation (sometimes referred to herein as the “Company”) and all Exhibits thereto (the “Registration Statement”) before deciding to subscribe. This Offering is limited to investors who certify that they meet all of the qualifications set forth in the Prospectus (each, an “Investor”). If you meet these qualifications and desire to purchase our common stock, then please complete, execute and deliver the entire Subscription Agreement (as completed and signed) to the address provided below.

You should examine this type of investment in the context of your own needs, investment objectives and financial capabilities and should make your own independent investigation and decision as to the risk and potential gain involved. Also, you are encouraged to consult with your own attorney, accountant, financial consultant or other business or tax advisor regarding the risks and merits of the proposed investment.

Your broker-dealer or registered investment adviser should MAIL properly completed and executed ORIGINAL documents, along with your check payable to “CĪON Investment Corporation” to ICON Capital, LLC, the Administrator, at the following address:

Regular Mail: ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476	Overnight: ICON Capital, LLC c/o DST Systems 430 West 7th Street Kansas City, MO 64105 Tel: (800) 343-3736

Upon receipt of a signed Subscription Agreement, verification of your investment qualifications, and acceptance of your subscription by the Company (which reserves the right to accept or reject a subscription for any reason whatsoever), the Company will execute the Subscription Agreement and notify you of the receipt and acceptance of your subscription. In no event may a subscription for Shares be accepted until at least five (5) business days after the date the subscriber receives the final prospectus. The Company may accept or reject any subscription in whole or in part for a period of fifteen (15) days after receipt of the Subscription Agreement and any other subscription documents requested by the Company, verification of your investment qualifications and payment in full. Any subscription not accepted within fifteen (15) days of receipt will be deemed rejected. If rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Important Note:  In all cases, the person or entity actually making the investment decision to purchase common stock should complete and sign the Subscription Agreement. For example, if the investor purchasing common stock is a retirement plan for which investments are directed or made by a third party trustee, then that third party trustee must complete the Subscription Agreement rather than the beneficiaries under the retirement plan. This also applies to trusts, custodial accounts and similar arrangements. You must list your principal place of residence rather than your office or other address on the signature page to the Subscription Agreement so that the Company can evaluate compliance with appropriate securities laws. If you wish correspondence sent to an address other than your principal residence, please provide such mailing address in “Item 3. — Investor Information.”

CĪON Investment Corporation

SUBSCRIPTION AGREEMENT

1. INVESTMENT INFORMATION
Check (as applicable):
Amount of Subscription: $ _______________________________	☐ Initial Investment
(minimum initial investment of $5,000)	☐ Additional Purchase (minimum of $500)
☐ Advisory/Registered Investment Adviser/Other Net of Commissions Purchase

2. FORM OF OWNERSHIP
Non-Custodial Ownership	Custodial Arrangement (owner and custodian signature required)
☐ Individual (one signature required)	Third Party Administered Custodial Plan (new IRA accounts will require an additional application)
☐ Joint Tenants with Right of Survivorship (all parties must sign)	☐ IRA ☐ ROTH IRA ☐ Rollover IRA ☐ SEP ☐ KEOGH
☐ Community Property (all parties must sign)	☐ OTHER
☐ Tenants in Common (all parties must sign)	Name of Custodian
☐ Uniform Gift/Transfer to Minors (UGMA/UTMA)	Tax ID Number
Under the UGMA/UTMA of the State of	Custodian Acct. Number
☐ Qualified Pension or Profit Sharing Plan (Include Plan Documents)	Date Account Established
☐ Trust (Include title and signature pages of Trust Documents)	Phone Number
☐ Corporation or Partnership (Include Corporate Resolution or Partnership Agreement, as applicable; authorized signature required)	Name of Beneficial Owner(s)/Beneficiaries
☐ Other (Include title and signature pages)	Mailing Address
For Individual Ownership or JTWROS Only:	City, State Zip
Transfer Upon Death ☐

3. INVESTOR INFORMATION
(Print name(s) and address exactly as they are to be registered on the account.)
Individual/Beneficial Owner
Name of Investor/Beneficial Owner		Social Security or Tax ID Number
Street Address		Email Address
City	State	Zip Code
Daytime Phone Number	Evening Phone Number
Optional Mailing Address
City	State	Zip Code

Joint Owner
Name of Co-Investor (if applicable)		Social Security or Tax ID Number
Street Address		Email Address
City	State	Zip Code
Daytime Phone Number	Evening Phone Number
Optional Mailing Address
City	State	Zip Code

Trust Arrangement
Name of Trust		Tax ID Number
Name(s) of Trustee(s)
Name(s) of Beneficial Owner(s)/Beneficiary(ies)	Date Trust Established
Phone Number
Street Address (required)
City	State	Zip Code
Jurisdiction of Formation
Select one. Backup Withholding: Subject to backup withholding? ☐ YES ☐ NO

Corporation/Partnership/Other
Entity Name		Tax ID Number
Entity Type (If Corporation, indicate “C” or “S” Corp.)		Date of Entity Formation
Street Address
City	State	Zip Code
Phone Number	Name(s) of Officer(s), General Partner or Authorized Person(s)
Jurisdiction of Formation
Select one. Backup Withholding: Subject to backup withholding? ☐ YES ☐ NO

Citizenship:
Select one.	☐ U.S. citizen	☐ U.S. citizen residing outside the U.S. Country:__________________________	☐ Resident Alien	☐ Non resident Country:__________________________
Select one.	Backup Withholding: Subject to backup withholding? ☐ YES ☐ NO
___________________________________________________________________________

4. DISTRIBUTIONS
I hereby subscribe for Shares of CĪON Investment Corporation and elect the distribution option indicated below: (IRA accounts may not direct distributions without the custodian’s approval)
☐ I choose to participate in CĪON Investment Corporation’s Distribution Reinvestment Plan.*	☐ I choose to have distributions deposited in a checking, savings or brokerage account.**	☐ I choose to have distributions mailed to me at the address listed in Section 3.	☐ I choose to have distributions mailed to me at the following address:

*

Each investor that elects to have his or her distributions reinvested in CĪON Investment Corporation’s Distribution Reinvestment Plan agrees to notify the
  Company and the broker-dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.

I authorize CĪON Investment Corporation or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify CĪON Investment Corporation in writing to cancel it. In the event that CĪON Investment Corporation deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws.

Name of Financial Institution	Mailing Address
City	State	Zip Code
Your Bank’s ABA Routing Number	Your Account Number	Account Type ☐ Checking ☐ Savings ☐ Brokerage
For Electronic Funds Transfers, the signatures of the bank account owner(s) must appear exactly as they appear on the bank registration. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.
Signature of Individual/Trustee/Beneficial Owner		Signature of Co-Investor/Trustee

5. ELECTRONIC DELIVERY FORM (OPTIONAL)
In lieu of receiving documents by mail, I authorize the Company to make available on its website at www.cioninvestmentcorp.com its monthly, quarterly and annual reports, supplements, announcements or other documents required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. Any documents not uploaded and made readily available on the website will be e-mailed to the address identified below. (Any investor who elects this Electronic Delivery option must provide a valid e-mail address, and such investor shall be responsible for notifying the Company in writing should such account relating to the e-mail address be terminated or changed.)
The e-mail address for receipt of notifications as outlined above is:
Please print e-mail address clearly Signature Date: Print Name

6. SUBSCRIBER SIGNATURES
In order to induce CĪON Investment Corporation to accept this subscription, I hereby represent and warrant as follows:
(A power of attorney may not be granted to any person to make such representations on behalf of investor(s).) Only fiduciaries such as trustees, guardians, conservators, custodians and personal representatives may make such representations on behalf of an Investor.

Each investor must initial each representation.

	Investor	Co-Investor
a) I have received the final Prospectus of CĪON Investment Corporation at least five business days before signing the Subscription Agreement.	Initials	Initials

b)

I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards.”

	Initials	Initials
c) I am (we are) purchasing Shares for my (our) own account.	Initials	Initials
d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.	Initials	Initials

e)

I am either purchasing the Shares on behalf of a trust or other entity of which I am trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

	Initials	Initials
f) If I am (we are) a resident of Alabama, I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in the Company and other similar programs.	Initials	Initials
g) If I am (we are) a resident of California, I (we) certify that I (we) must limit my (our) investment in the Company to 10% of my (our) net worth (excluding home, home furnishings and automobiles).	Initials	Initials

h)

If I am (we are) a resident of Iowa, I (we) certify that I (we) have either (1) a net worth of $100,000 and annual gross income of $100,000; or (2) a liquid net worth of $350,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

i)

If I am (we are) a resident of Kansas, I (we) hereby acknowledge that the Office of the Securities Commissioner of Kansas recommends that I (we) should not invest, in the aggregate, more than 10% of my (our) liquid net worth in the Company and other non-traded business development companies. “Liquid net worth” is that portion of my (our) net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

j)

If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and annual gross income of $85,000; or (2) a liquid net worth of $300,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

k)

If I am (we are) a resident of Maine, I (we) acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in the Company and similar offerings will not exceed 10% of my (our) liquid net worth. “Liquid net worth” is that portion of my (our) net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

l)

If I am (we are) a resident of Massachusetts, I (we) hereby acknowledge that the Massachusetts Securities Division recommends that I (we) should not invest, in the aggregate, more than 10% of my (our) liquid net worth in the Company and in other illiquid business development companies or direct participation programs.

	Initials	Initials

m)

If I am (we are) a resident of Nebraska, I (we) certify that I (we) have: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) I (we) will not invest more than 10% of my (our) net worth in the Company.

	Initials	Initials

n)

If I am (we are) a resident of New Jersey, I (we) certify that I (we) have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) liquid net worth of $300,000. Additionally, I (we) certify that my (our) total investment in the Company and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

	Investor	Co-Investor

o)

If I am (we are) a resident of New Mexico, I (we) certify that my (our) aggregate investment in the Company and other non-traded business development companies does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

p)

If I am (we are) a resident of North Dakota, I (we) certify that I (we) (1) have a net worth of at least ten times my (our) investment in the Company and its affiliates and (2) meet one of the established net income/net worth or net worth suitability standards.

	Initials	Initials

q)

If I am (we are) a resident of Ohio, I (we) certify that my (our) investment in the Company, affiliates of the Company, and in other non-traded direct purchase programs does not exceed 10% of my (our) liquid net worth, exclusive of home, home furnishings and automobiles.

	Initials	Initials
r) If I am (we are) a resident of Oregon, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth, exclusive of home, home furnishings and automobiles.	Initials	Initials

s)

If I am (we are) a resident of Tennessee, I (we) certify that I (we) have a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or a minimum net worth of $500,000 exclusive of home, home furnishings and automobiles. In addition, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth.

	Initials	Initials

t)

If I am (we are) a resident of Texas, I (we) certify that I (we) have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles. In addition, I (we) certify that my (our) investment in the Company does not exceed 10% of my (our) liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

	Initials	Initials

SUBSTITUTE IRS FORM W-9 CERTIFICATION
The Investor signing below, under penalties of perjury, certifies that (i) the number shown on this subscription agreement is its correct taxpayer identification number (or it is waiting for a number to be issued to it) and (ii) it is not subject to backup withholding either because (A) it is exempt from backup withholding, (B) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified it that it is no longer subject to backup withholding, and (iii) it is a U.S. person for federal tax purposes (including a U.S. resident alien).
YOU MUST CROSS OUT CLAUSE (ii) IN THIS CERTIFICATION AND THE “SUBJECT TO BACKUP WITHHOLDING” BOX IN SECTION THREE SHOULD BE CHECKED IF THE INVESTOR HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.
The Internal Revenue Service does not require your consent to any provision of this document other than this certification, which is required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company, as supplemented and amended through the date hereof, which supplements and amendments are available at www.sec.gov, not less than five (5) business days prior to the signing of this Subscription Agreement. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion.

You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received, and that the sale of Shares pursuant to this Subscription Agreement will not be effective until at least five business days after the date you have received a final Prospectus.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal or other illegal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

By signing below, you also acknowledge that you do not expect to be able to sell your Shares regardless of how we perform.

•	We do not intend to list our Shares on any securities exchange for the foreseeable future, and we do not expect a secondary market in our Shares to develop. As a result, you should not expect to be able to resell your Shares regardless of how we perform. If you are able to sell your Shares, you will likely receive less than your purchase price.
•	We intend to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event.
•	Although we may complete a liquidity event within three to five years after we stop offering Shares or at such earlier time as our board of directors may determine, taking into consideration market conditions and other factors, our offering of common stock may continue for an indefinite period.
•	There is no assurance that we will complete a liquidity event at all.
•	An investment in our Shares is not suitable if you need access to the money you invest. See “Share Repurchase Program” and “Liquidity Strategy” in the Prospectus.
•	Because you will be unable to sell your Shares, you will be unable to reduce your exposure in any market downturn.
•	For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from ICON Investment Group, LLC, which are subject to repayment by us. You should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. You should also understand that our future repayments will reduce the distributions that you would otherwise receive.

Each Investor must sign.	Signature of Investor — OR — Beneficial Owner	Date / /
Custodian must sign on a custodial account.	Signature of Co-Investor — OR — Custodian — OR — Trustee	Date / /

7. INVESTOR REPRESENTATIVE INFORMATION & SIGNATURES
The broker, financial advisor or other investor representative (each an “Investor Representative”) signing below hereby warrants that it is duly licensed and may lawfully sell Shares in the state designated as the Investor’s legal residence or is exempt from such licensing.
Name of Participating Broker-Dealer or Financial Institution ☐ Check if recently employed by new Broker-Dealer or Financial Institution
Name of Broker/Financial Advisor/Other Investor Representative		Rep./Adviser Number
Mailing Address	☐ Check if updated address
City	State	Zip Code
Email		Phone Number Fax Number

The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the Investor identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the Investor is properly authorized and identified; (iii) has discussed such Investor’s prospective purchase of Shares with such Investor; (iv) has advised such Investor of all pertinent facts with regard to the liquidity and marketability of the Shares; (v) has delivered a current prospectus and related amendments and supplements, if any, to such Investor; (vi) no sale of Shares shall be completed until at least five (5) business days after the date the Investor receives a copy of the prospectus, as amended or supplemented; and (vii) has reasonable grounds to believe that the purchase of Shares is a suitable investment for such Investor, that such Investor meets the suitability standards applicable to such Investor set forth in the prospectus (as amended or supplemented as of the date hereof), and that such Investor is in a financial position to enable such Investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto. The above-identified entity, acting in its capacity as agent, broker, financial advisor or other investor representative, has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by its relationship with the Investor(s) identified in this document.

I understand this Subscription Agreement is for the offering of CĪON Investment Corporation

Signature of Broker/Financial Advisor/Other Investor Representative	Date
Signature of Registered Principal	Date

8. INVESTOR INSTRUCTIONS
☐ By Mail – Checks should be made payable to “CĪON Investment Corporation”
☐ By Wire Transfer – UMB Bank, N.A., ABA Routing #101000695, CĪON Investment Corporation, Account #9871976041. Forward this subscription agreement to the address listed below.
☐ By Asset Transfer
☐ Custodial Accounts – Forward this Subscription Agreement directly to the custodian.
MAILING INSTRUCTIONS
REGULAR MAIL ICON Capital, LLC c/o DST Systems P.O. Box 219476 Kansas City, MO 64121-9476 Tel: (800) 343-3736	OVERNIGHT ICON Capital, LLC c/o DST Systems 430 West 7th Street Kansas City, MO 64105 Tel: (800) 343-3736

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO SHAREHOLDER OF ISSUANCE OF
UNCERTIFICATED SHARES OF COMMON STOCK
Containing the Information Required by Section 2-211 of the
Maryland General Corporation Law

To: Shareholder

From: CĪON Investment Corporation

Shares of Common Stock, $0.001 par value per share

CĪON Investment Corporation, a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you about certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue Shares of stock of more than one class. Upon the request of any shareholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the Shares of each class of stock that the Corporation has authority to issue, the differences in the relative rights and preferences between the Shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Maximum Offering of 100,000,000 Shares of Common Stock

CĪON INVESTMENT CORPORATION

an ICON Investments company

Common Stock

PROSPECTUS

June 12, 2013